As filed with the SEC on April 13, 2020 .	Registration No. 033-20000
Registration No. 811-05466
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post‑Effective Amendment No. 43

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 69

THE PRUDENTIAL VARIABLE
APPRECIABLE ACCOUNT
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 Broad Street
Newark, New Jersey 07102
800 778-2255
(Address and telephone number of principal executive offices)

Jordan K. Thomsen
Vice President and Corporate Counsel
The Prudential Insurance Company of America
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate space):

□	immediately upon filing pursuant to paragraph (b) of Rule 485
■	on May 1, 2020 pursuant to paragraph (b) of Rule 485
(date)
□	60 days after filing pursuant to paragraph (a)(1) of Rule 485
□	on pursuant to paragraph (a)(1) of Rule 485
(date)

■	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:
INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2020
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
Variable
APPRECIABLE
LIFE®
INSURANCE CONTRACTS

As of November 12, 2001, Prudential no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance contract (the “Contract”) offered by The Prudential Insurance Company of America (“Prudential”, “we”, “us”, or “our”) under the name Variable Appreciable Life® Insurance. This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product. Clients seeking information regarding their particular investment needs should contact a financial professional.
You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

•	In one or more of the available Variable Investment Options of:

1.	The Prudential Variable Appreciable Account (the “Account”) which invests in a corresponding Fund of The Prudential Series Fund (the “Series Fund”).

•	PSF Conservative Balanced	•	PSF Government Income	•	PSF Natural Resources
•	PSF Diversified Bond	•	PSF Government Money Market	•	PSF Small Capitalization Stock
•	PSF Equity	•	PSF High Yield Bond	•	PSF Stock Index
•	PSF Flexible Managed	•	PSF Jennison	•	PSF Value
•	PSF Global
OR

2.	The Prudential Variable Contract Real Property Account (the “Real Property Account”).

•	In the Fixed Rate Option, also referred to as the “fixed investment option,” which pays a guaranteed interest rate.

Please read this prospectus and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the section DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.
In compliance with U.S. law, Prudential delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on our website (www. prudential.com/eprospectus), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by going to www.prudential.com/edelivery. You may elect to receive all future reports in paper free of charge by calling 877-248-4019.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in The Prudential Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 778-2255
Appreciable Life is a registered mark of Prudential.

SUMMARY OF CHARGES AND EXPENSES
Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.
Expenses other than Portfolio Expenses
The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.
The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for purchases, surrenders, transfers and other transactions, and certain riders.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Taxes Attributable to Premiums(1) (Varies by state and locality.)	Deducted from premium payments.	0% to 14.85%(3)
Administrative fee	Deducted from premium payments.	$2
Maximum Sales Charge on Premiums (Load)(2) (Charge is a percentage of the primary annual premium.)	Monthly	0.5%
Contingent Deferred Sales Charge (Load)(2) (Charge is a percentage of the primary annual premium.)	Upon lapse, surrender or decrease in the Face Amount.	50%
Surrender fee per $1,000 of Coverage Amount(2)	Upon lapse, surrender or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs BenefitSM Rider fee	When the benefit is paid.	$150

(1)
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.

(3)	The most common charge for taxes attributable to premiums is 3.25%.
The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Fund and Real Property Account fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds' and Real Property Account's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Face Amount.(1)(2)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 30 in the Preferred underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.06 to $83.34 _____________ $0.121(3)
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.9%(4)
Additional Mortality fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08(7)

Fee for the Face Amount. (A charge per $1,000 of Face Amount plus a flat fee.)	Monthly	$0.03 plus $3.00
Fee for an increase to the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.03
Net interest on loans(6)	Annually	1.5%
Guaranteed Death Benefit fee for the Face Amount or an increase to the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Level Premium Term Rider(1)
Minimum and Maximum Charges
per $1,000 of rider coverage.
_____________
Level Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of rider coverage.)
	Monthly	From $0.03 to $27.00 _____________ $0.15(3)
Child Level Premium Term Rider(8) (Charge per $1,000 of rider coverage.)	Monthly	$0.45
Renewable Premium Term Rider(1)
Minimum and Maximum Charges
per $1,000 of coverage.
_____________
Renewable Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
	Monthly	From $0.02 to $55.08 _____________ $0.13(3)
Accidental Death Benefit Rider(1)
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
	Monthly	From $0.03 to $0.70 _____________ $0.07(3)
Option to Purchase Additional Insurance Rider(1)
Minimum and Maximum Charges
per $1,000 of additional insurance amount.
_____________
Option to Purchase Additional Insurance Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of additional insurance amount.)
	Monthly	From $0.06 to $0.37 _____________ $0.23(3)

Waiver of Premium Rider(1)
Minimum and Maximum Charges
per $1,000 of coverage.
_____________
Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.01 to $0.31 _____________ $0.07(3)
Applicant Waiver of Premium Rider(1)(5)
Minimum and Maximum Charges
(Charge is a percentage of the Contract's annual premium.)
_____________
Applicant Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge is a percentage of the Contract's annual premium.)
Monthly	From 0.424% to 3.394% _____________ 0.679%(3)
Unscheduled Premium Benefit Rider(1)(5)
Minimum and Maximum Charges
(Calculated as a percentage of the current unscheduled premium benefit amount.)
_____________
Unscheduled Premium Benefit Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Calculated as a percentage of the current unscheduled premium benefit amount.)
Monthly	From 0.38% to 1.14% _____________ 0.42%(3)

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class. The charges given are representative for issues after 1997. Other rates may apply to earlier issues.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.

(3)
The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular COI charges that apply to you by contacting your Prudential representative.

(4)	The daily charge is based on the effective annual rate shown.

(5)
The cost of this rider will provide for an additional benefit amount, above the amount for the Waiver of Premium Rider. The percentage varies based on underwriting class. For the Applicant Waiver of Premium Rider, the charge may not be less than $0.15 per $1,000 of Face Amount.

(6)
The net interest on loans reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans.

(7)
The amount and duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.

(8)	Duration of the charge is limited. See CHARGES AND EXPENSES.
Variable Investment Option Expenses
This table shows the minimum and maximum total operating expenses charged by the Variable Investment Options that you will pay periodically during the time you own the Contract. More detail concerning Variable Investment Options' fees and expenses is contained in the prospectus for the Variable Investment Options. Variable Investment Option prospectuses are available at www.prudential.com/eprospectus or by calling 800-778-2255.

Total Annual Fund Operating Expenses(1)	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.31%	0.80%

(1)	Total Annual operating expense for the Real Property Account is 6.23%.

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS
Brief Description of the Contract
The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features and/or riders described in this prospectus may not be available in all states. Your Contract's form number is located in the lower left hand corner of the first page of your Contract.
Types of Death Benefit Available Under the Contract
The Death Benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different Death Benefit amount.
Contract Form A, level Death Benefit: The Death Benefit will generally be equal to the Face Amount. It can never be less than this amount. However, it is possible, that the Contract Fund may grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.
Contract Form B, variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.
Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.
Death Benefit Guarantee
The Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•
We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount.

•
If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each month. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when your Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the Cash Surrender Value. See LAPSE AND REINSTATEMENT.

The Contract Fund
Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.
Tabular Contract Fund
The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the next Monthly Date.
Premium Payments
Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt. We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans.
Your Scheduled Premium consists of two amounts:

•
The initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, and Tax Treatment of Contract Benefits. Prudential will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund the Contract would go into default.
Allocation of Premium Payments
When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. See The Prudential Variable Appreciable Account and the Allocation of Premiums sections.
On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options and the Fixed Rate Option according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.
After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.
Investment Choices
You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option. See The Funds, The Fixed Rate Option, and The Prudential Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the end of the Valuation Period in which they are received in Good Order at the Payment Office.
We may add additional Variable Investment Options in the future.
Increasing or Decreasing the Face Amount
Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract. An increase in the Face Amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in the Face Amount. See Increases in the Face Amount.
You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the Face Amount of the Contract to drop below the minimum Face Amount applicable to the Contract.
We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Face Amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.
Access to Contract Values
A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in Good Order to a Service Office. The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, and Tax Treatment of Contract Benefits.
Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal in an amount up to $15. Withdrawal of the Cash Surrender Value may have tax consequences. See Withdrawals, and Tax Treatment of Contract Benefits.
Contract Loans
You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge and less any outstanding loan debt. The minimum loan amount you may borrow at any one-time is $200, unless the loan proceeds are used to pay premiums on your Contract. See Loans.
Canceling the Contract
Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning. The free-look period will be stated on the first page of your Contract.

SUMMARY OF CONTRACT RISKS
Contract Values are Not Guaranteed
Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage. However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.
The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return. See Risks Associated with the Variable Investment Options and The Fixed Rate Option.
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces
We will not pay a benefit on any Accidental Death Benefit rider or make payments for any disability rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Increase in Charges
In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.
Contract Lapse
If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Options have been so unfavorable that the Contract Fund has decreased to zero or less.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the required payment to prevent your Contract from lapsing. Your payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.
Risks of Using the Contract as a Short-Term Savings Vehicle
The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.
For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future value of your Contract Fund or Death Benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.
Risks of Taking Withdrawals
We may limit you to no more than four withdrawals in a Contract Year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable Tabular Contract Fund. There is an administrative processing fee for each withdrawal in an amount up to $15. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. See CHARGES AND EXPENSES. Withdrawals from Form B (variable) Contracts will not change the Face Amount. However, under most circumstances, withdrawals from a Form A (fixed) Contract will cause a reduction in the Face Amount by no more than the amount of the withdrawal.
It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Prudential representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers
All or a portion of the amount credited to a Variable Investment Option may be transferred to another Variable Investment Option or the Fixed Rate Option.
If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.
In addition, you may use our dollar cost averaging feature. Currently, transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit. See Transfers/Restrictions on Transfers and Dollar Cost Averaging.
Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year and only during the 31-day period beginning on the Contract Anniversary. The maximum amount you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.
Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 31-day period beginning on the Contract Anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000. See the Real Property Account Prospectus.
We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will notify you as soon as reasonably possible at the time of a transfer request if we exercise this right.
Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.
Charges on Surrender of the Contract
You may surrender your Contract at any time for its Cash Surrender Value while the insured is living. We deduct a surrender charge from the surrender proceeds.
We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount), the Contract lapses, is surrendered, or the Face Amount is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.
Risks of Taking a Contract Loan
Accessing the values in your Contract through Contract loans may significantly affect current and future value of your Contract Fund or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the Tabular Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.
If your Contract Fund is less than your Contract Debt your Contract will terminate 61 days after we notify you.
Potential Tax Consequences
Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the

Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.
Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.
Replacement of the Contract
The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing Contract can be protected by increasing the insurance amount of your existing Contract, or by purchasing an additional Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS
You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option. The Fixed Rate Option is the only investment option that offers a guaranteed rate of return. See The Funds, The Fixed Rate Option and The Prudential Variable Contract Real Property Account.
Risks Associated with the Variable Investment Options
Each Variable Investment Option has its own investment objective and associated risks, which are described in the Variable Investment Option prospectuses. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
We do not promise that the Variable Investment Options will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose. You bear the investment risk that the Variable Investment Options may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options. Although the Series Fund Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Government Money Market Portfolio may be so low that, when Account and Contract charges are deducted, you experience a negative return. See The Funds.
Learn More about the Variable Investment Options
Before allocating amounts to the Variable Investment Options, you should read the current Fund and the Real Property Account prospectus for detailed information concerning their investment objectives, strategies, and investment risks.
GENERAL DESCRIPTIONS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, THE REGISTRANT, VARIABLE INVESTMENT OPTIONS, AND THE FIXED RATE OPTION
The Prudential Insurance Company of America
Prudential, a stock life insurance company, founded on October 13, 1875 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states. Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102.
The Prudential Variable Appreciable Account
Prudential has established the Account to hold certain assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits of the Funds attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time Prudential will transfer capital contributions and charges to our general account. Prudential will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Prudential.
You may invest in one or a combination of the available Funds and other Variable Investment Options. When you choose a Fund, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional Funds including other Variable Investment Options in the future.
The Funds
The Series Fund is registered under the Investment Company Act of 1940 as an open‑end diversified management investment company. Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts.
The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.
This Contract offers only Funds managed by PGIM Investments LLC, an affiliated company of Prudential (“Affiliated Funds”). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Funds, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over other funds sponsored and advised by companies not affiliated with Prudential. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day-to-day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Contract. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Contract Fund Value to the Variable Investment Options that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially. Prudential has selected the Funds for inclusion as investment options under this Contract in Prudential’s role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund. See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from the Funds and/or their affiliates.
In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.
Each Fund is detailed in its own prospectus. The Fund's prospectus and statement of additional information is available at www.prudential.com/eprospectus or by calling 800-778-2255. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Portfolios will be met. Please refer to the list below to see which Portfolios you may choose as your Variable Investment Options.
Investment Manager
PGIM Investments LLC serves as the investment manager for the Series Fund.
The investment management agreements for the Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Subadviser
The Prudential Series Fund – Class 1 Shares
PSF Conservative Balanced Portfolio	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Diversified Bond Portfolio	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Equity Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Global Portfolio	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Income Portfolio	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio	Seeks high total return.	PGIM Fixed Income; PGIM Limited
PSF Jennison Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Natural Resources Portfolio	Seeks long-term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio	Seeks capital appreciation.	Jennison Associates LLC
As an investment adviser, PGIM Investments LLC charges the Series Fund a daily investment management fee as compensation for its services. PGIM Investments LLC pays each subadviser out of the fee that PGIM Investments LLC receives from the Series Fund. Allocations made to all Funds benefit us financially because fees are paid to us or the Prudential Companies by the Funds. More detailed information, including a full description of these fees, is available in the Funds' prospectus.
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.
Service Fees Payable to Prudential
The Prudential Companies receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and the Prudential Companies, allocations you make to the Funds benefit us financially. In selecting Funds available under the Contract, we consider the payments that will be made to us.
We receive administrative services payments which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. Currently, the maximum administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.05% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and the Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from the Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when the Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution of Variable Investment Options
We may substitute one or more of the Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We would not do this without any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.
The Prudential Variable Contract Real Property Account
The Real Property Account is a separate account of Prudential. The Real Property Account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. Although it is a Variable Investment Option, it is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Funds. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.
The Partnership has entered into an investment management agreement with PGIM, Inc. (“PGIM”), under which PGIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.
A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership’s investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the prospectus for the Real Property Account. The Real Property Account prospectus is available at www.prudential.com/eprospectus or by calling 800-778-2255. It should be read together with this prospectus by any Contract Owner considering this option. There is no assurance that the investment objectives of the Real Property Account will be met.
The Fixed Rate Option
You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. This amount becomes part of Prudential's general account. The general account consists of all assets owned by Prudential other than those in the Account and in other Separate Accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%. Prudential is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option. Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.
CHARGES AND EXPENSES
This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus. There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.
When describing the Contract's charges, in several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current Contract charge, up to the maximum Contract charge, without giving any advance notice.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will vary by state and locality. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Taxes Attributable to Premiums
We deduct a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts.
The first part is a charge for state and local premium taxes. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).
The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium for Contracts issued on or after June 17, 1991, and 0% for Contracts issued prior to June 17, 1991. We believe that this charge is a reasonable estimate of an increase in Prudential’s federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. Beginning in 2018, the required amortization period is 15 years. This charge is intended to recover this increased tax. See Company Taxes.
Deduction from Premiums
We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.
Sales Load Charges
A sales charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium”. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and Deduction from Premiums) and less the $3 part of the monthly deduction. See Monthly Deductions from Contract Fund. The sales load is charged whether the Contract Owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract Years or five years after an increase. However, Prudential reserves the right to make this charge in all Contract Years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract Years and it may, but probably will not, continue to be charged after that.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract Year or 10 years from an increase in the Face Amount. It is often described as a contingent deferred sales load (“CDSL”) and is described under Surrender Charges.
Cost of Insurance
We deduct a monthly cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum per $1,000 COI rates.
The net amount at risk is based on your Death Benefit and your Contract Fund; therefore it is impacted by such factors as investment performance, charges, fees, and premium payments. The current, monthly COI rates in effect at any given time vary by Face Amount and Contract duration, as well as the Issue Age, sex, and underwriting class of the insured. The rates generally increase over time but are never more than the maximum charges listed in the data pages of your Contract. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.
COI rates are applied to the net amount at risk to determine the COI charge.  Generally, a higher Contract Fund value in relation to the Death Benefit will result in a lower net amount at risk and lower COI charge.  A lower Contract Fund value in relation to the Death Benefit will result in a higher net amount at risk and a higher COI charge.  For Contracts with a Form A Death Benefit, the net amount at risk generally changes as the Contract Fund changes.  For Contracts with a Form B Death Benefit, the net amount at risk generally does not change as the Contract Fund changes.

The following table provides hypothetical examples of the net amount at risk’s role in determining COI charges.  The examples assume a $1,000,000 Face Amount, the Death Benefit meets the definition of life insurance test, and a current monthly COI rate of $1.00 per $1,000 of net amount at risk.

Example net amount at risk Scenarios

Death Benefit Form	Death Benefit amount	Contract Fund value	Net Amount at Risk	Month’s COI charge
Form A	$1,000,000	$125,000	$875,000	$875.00
Form A	$1,000,000	$175,000	$825,000	$825.00
Form B	$1,050,000	$125,000	$925,000	$925.00
Form B	$1,100,000	$175,000	$925,000	$925.00

Because the net amount at risk is based on your Death Benefit and your Contract Fund, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Contract Fund value and increase the net amount at risk, and may also cause the Contract to lapse earlier unless additional premiums are paid.  Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Contract Fund value and, in some cases, lower the net amount at risk on which COI charges are based.

Monthly Deductions from the Contract Fund
We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment options.

(a)
We deduct an administrative charge based on the Face Amount. This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners. We deduct $3 per Contract and up to $0.03 per $1,000 of the Face Amount. This charge also applies to increases in the Face Amount. Thus, for a Contract with a $75,000 Face Amount, the charge is $3 plus $2.25 for a total of $5.25 per month. The current charge for Contracts with Face Amounts greater than $100,000 is lower. The $0.03 per $1,000 of the Face Amount is reduced to $0.01 per $1,000 for that portion of the Face Amount that exceeds $100,000 and will not exceed $12.

(b)
We also deduct a charge of $0.01 per $1,000 of the Face Amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge and the administrative charge described in (a) above may be calculated together.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

Daily Deduction from the Variable Investment Options
Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.90%. For Contracts with Face Amounts of $100,000 or more, the current charge is 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Lapse or Surrender Charges
We assess additional sales load, the CDSL, if the Contract lapses or is surrendered during the first 10 Contract Years or 10 years from an increase in the Face Amount, or if a withdrawal is made under a Form A Contract during that 10 year period. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract Years the charge will be equal to 50% of the first year's primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and see Deduction from Premiums), and less the $3 part of the monthly administrative charge. See Monthly Deductions from Contract Fund. In the next five Contract Years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract Anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.
The CDSL is also subject to a further limit at older Issue Ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the CDSL for such insureds is no more than $32.50 per $1,000 of the Face Amount.
The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower CDSL than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under Monthly Deductions from Contract Fund)
The limitation is based on a Guideline Annual Premium (“GAP”) that is associated with every Contract. The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the SEC. The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the CDSL) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the total of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.
The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 Face Amount, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, a proportionate amount of the CDSL will be deducted from the Contract Fund.

Maximum Percentages for Surrender Charges
Surrender, Last Day of Year No.	Cumulative Scheduled Premiums Paid	Cumulative Sales Load Deducted from Contract Fund	Contingent Deferred Sales Load	Total Sales Load	Cumulative Total Sales Load as Percentage of Scheduled Premiums Paid
1 2 3 4 5 6 7 8 9 10	$ 894.06 1,788.12 2,682.18 3,576.24 4,470.30 5,364.36 6,258.42 7,152.48 8,046.54 8,940.60	$ 49.56 99.12 148.68 198.24 247.80 247.80 247.80 247.80 247.80 247.80	$218.66 367.64 398.55 414.00 414.00 331.00 248.00 166.00 83.00 0.00	$268.22 466.76 547.23 612.24 661.80 578.80 495.80 413.80 330.80 247.80	30.00% 26.10% 20.40% 17.12% 14.80% 10.79% 7.92% 5.79% 4.11% 2.77%
The percentages shown in the last column will not be appreciably different for insureds of different ages.
In addition to the CDSL, we deduct a charge of $5 per $1,000 of the Face Amount upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely at the end of the 10th Contract Year or 10 years from an increase in the Face Amount. If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund.

We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount.
Transaction Charges

(a)	We charge a withdrawal fee in an amount up to $15 for each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the Face Amount.

(c)	We charge a Living Needs BenefitSM Rider transaction fee of up to $150 for Living Needs BenefitSM payments.
Portfolio Charges
We deduct charges from and pay expenses out of the Variable Investment Options as described in the Funds' and Real Property Account's prospectuses.
Rider Charges
Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium. These optional insurance benefits are described in what is known as a “rider” to the Contract. We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
You may change the ownership of the Contract by sending us a request in Good Order. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. If we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payments before we receive the request, we will not have to make the payments again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Assignment
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.
Incontestability
We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement of Age or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Settlement Options
The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds. Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement. A Prudential representative can explain these options upon request.

Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.
RIDERS
Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. All riders were only available at Contract issuance, except as noted.
Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon the death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract Owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.
We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Any Prudential representative can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.
Living Needs BenefitSM Rider - The Living Needs BenefitSM Rider may be available on your Contract. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted. This rider may be added after Contract issuance, subject to our underwriting requirements.
Subject to state regulatory approval, the Living Needs BenefitSM allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value. One or both of the following options may be available. You should consult with a Prudential representative about whether additional options may be available.
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form.
The Nursing Home Option is available on the Living Needs BenefitSM Rider after the insured has been confined to an eligible nursing home for six months or more. When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form in a single sum.
Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs BenefitSM. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs BenefitSM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT
As of November 12, 2001, Prudential no longer offered these Contracts for sale. Generally, the Contract was issued on insureds below the age of 81. You could have applied for a minimum initial guaranteed Death Benefit of $75,000; however, higher minimums applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed Death Benefit of $50,000, which will increase by 50% at age 21. Before issuing any Contract, Prudential required evidence of insurability, which may have included a medical examination. Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example, a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.
PREMIUMS
Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi‑annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year. The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with our consent.
You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.
Your Contract shows two Scheduled Premium amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”). The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned. We will tell you what your second Scheduled Premium amount will be.
A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment of Contract Benefits.
If you choose to add a “rider” to your Contract that provides additional benefits (see RIDERS), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these “term riders” also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances, this could result in a higher Cash Surrender Value and Death Benefit than if the same premium had been paid under a Contract with the same Death Benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse and could also have lower Cash Surrender Values.
You may choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest) and there are no withdrawals.
Prudential will generally accept any premium payment of at least $25. Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit. The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.
Unless you elect otherwise, your Contract will include a “waiver of premium” provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract Anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Processing and Valuing Transactions
Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;

•	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Allocation of Premiums
On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options or the Fixed Rate Option according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.
After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions. The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Portfolios of the Variable Investment Option are calculated, which is as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time.) With respect to any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment.. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular Variable Investment Option, to the Fixed Rate Option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. Of course, the total allocation to all selected investment options must equal 100%.
Transfers/Restrictions on Transfers
If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, or to the Fixed Rate Option, without charge. Additional transfers may be made with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone fax, or website. See Assignment.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.
Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.
Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days following each Contract Anniversary. The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000. Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary. Transfer requests received within the 31-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the prospectus for the Real Property Account.
The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for the Variable Investment Option advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the the Variable Investment Option to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a the Variable Investment Option (e.g., by the the Variable Investment Option’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the adviser believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will notify you as soon as reasonably possible at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect the Variable Investment Option performance to the disadvantage of other Contract Owners.
In addition, Contract Owners who own variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations. Contract Owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.
The Variable Investment Options have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Variable Investment Options describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Variable Investment Options may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Variable Investment Options in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Variable Investment Options (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Variable Investment Options.
The Variable Investment Options may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Variable Investment Option determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Variable Investment Option and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Variable Investment Option has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Dollar Cost Averaging
We offer a feature called Dollar Cost Averaging (“DCA”). Upon your request, premiums will be allocated to the portion of the Government Money Market Subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Government Money Market Subaccount and the Fixed Rate Option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at our discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.
Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the NYSE is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Government Money Market Subaccount. Currently there is no charge for using the DCA feature.
DEATH BENEFITS
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.
When Proceeds Are Paid
Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request. However, we may delay payment of proceeds from the Variable Investment Options and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).
If we do not receive instructions on where to send the Death Benefit within 5 years (or less where required by state law) of the date of death, the funds will be escheated.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check. Any Prudential representative can explain the options upon request.
In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account"). If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works. Amounts in an Alliance Account earn interest at rates set by Prudential. This rate is not guaranteed and can change. The beneficiary may withdraw amounts in an Alliance Account at any time. Alliance Account balances are not insured by the FDIC. Prudential representative authorized to sell this Contract can explain this option upon request.
Types of Death Benefit
You may have selected from two types of Death Benefit at issue. A Contract with a Form A Death Benefit has a Death Benefit which will generally equal the initial Face Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose. See How a Contract's Cash Surrender Value Will Vary.
A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default. This new Face Amount becomes the new guaranteed minimum Death Benefit. The Death Benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES. The automatic increase in the Face Amount may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.
Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount. For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased. See Withdrawals.
Increases in the Face Amount
After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract. The increase will be subject to state approval and the underwriting requirements we determine.
The following conditions must be met:

(1)	you must ask for the change by sending us a request in Good Order to our Service Office;

(2)	the amount of the increase in the Face Amount must be at least $25,000;

(3)	you must prove to us that the insured is insurable for any increase;

(4)	the Contract must not be in default;

(5)	you must pay an appropriate premium at the time of the increase;

(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and

(7)	if we ask you to do so, you must send us the Contract to be endorsed.
If we approve the change, we will send you new data pages for your Contract showing the amount and effective date of the change and the re-calculated charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in the Face Amount. However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.
An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.
Upon an increase in the Face Amount, we will re-calculate the Contract's Scheduled Premiums, CDSL and transaction charges, Tabular Contract Fund, and monthly deductions from the Contract Fund. Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law. Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary. A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the re-calculation. We will tell you the amount of the required payment. You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the Face Amount, you should consult your own tax adviser and a Prudential representative.
If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.
In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts. A “base Contract” representing the Contract before the increase and an “incremental Contract” representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the GAP of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in-force for five years, although we reserve the right to continue to make this deduction thereafter. Similarly, any amount of sales charges upon lapse or surrender, the application of the overall limitation upon sales load, and the CDSL will be determined as if there were two separate Contracts rather than one. Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.
If you elect to increase the Face Amount, you will receive a “free-look” right, which applies only to the increase in the Face Amount, not the entire Contract. The “free-look” right is comparable to the right afforded to the purchaser of a new Contract. You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund. See Canceling the Contract. Charges deducted after the increase will be re-calculated as though no increase had been applied. The free-look period will be stated on the first page of your Contract.
You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Fixed Rate Option at any time within two years after an increase in the Face Amount.

Decreases in the Face Amount
You have the option of decreasing the Face Amount without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the COI.
The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;

(2)	the Face Amount after the decrease must be at least equal to the minimum Face Amount applicable to your Contract; and

(3)	if we ask you to do so, you must send us the Contract to be endorsed.
If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, Tabular Contract Fund, Scheduled Premiums, charges, values, and limitations. A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000. Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount. We will also reduce your Contract Fund by deducting a proportionate part of the CDSL and surrender charges, if any.
We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.
It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Prudential representative before requesting any decrease in the Face Amount.
CONTRACT VALUES
Surrender of a Contract
You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its Cash Surrender Value; the other is continued in-force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount. You will be given a new Contract document. The Cash Surrender Value and the guaranteed minimum Death Benefit of the new Contract will be proportionately reduced. The reduction is based upon the Face Amount. The Face Amount must be at least equal to the minimum Face Amount applicable to the insured’s Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.
To surrender your Contract, we may require you to deliver or mail the following items, in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits and Surrender Charge.
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.
How a Contract’s Cash Surrender Value Will Vary
The Cash Surrender Value (taking into account the CDSL and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Service Center. The Contract’s Cash Surrender Value on any date will be the Contract Fund less any CDSL and transaction charges, if any, and less any Contract Debt. The Contract Fund changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Options;

(2)	interest credited on any amounts allocated to the Fixed Rate Option; and

(3)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible that the Cash Surrender Value could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.
Loans
You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option taking into account any prior loans. The minimum loan amount you may borrow at any one time is $200, unless the proceeds are used to pay premiums on your Contract.
If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2019 ranged from 3.36% to 4.45%.
Interest payments on any loan are due at the end of each Contract Year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may pay enough to keep the Contract in-force. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the policy is terminated for excess Contract Debt, it cannot be reinstated.
When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

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While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

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While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year. If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.

A loan will not affect the amount of the premiums due. If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.
A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing. If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal. Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.
The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Option. The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.
If you fail to keep the Contract in-force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.
Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in Good Order at our Service Office.

(b)
The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund for the new Face Amount. (A Table of Tabular Contract Fund is included in the Contract; the values increase with each year the Contract remains in-force.)

(c)	The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.

(d)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.

(e)	The Face Amount after withdrawals must be at least equal to the minimum Face Amount shown in the Contract.

(f)	You may make no more than four withdrawals in each Contract Year.

There is an administrative processing fee for each withdrawal in an amount up to $15. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.
Under a Form A Contract, the Face Amount is reduced by no more than the withdrawal amount. We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in the data pages of your Contract. If a withdrawal is made before the end of the 10th Contract Year, the Contract Fund may also be reduced by a proportionate amount of any surrender charges, based upon the percentage reduction in the Face Amount. Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.
It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Prudential representative. See Tax Treatment of Contract Benefits.
Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly. Neither the Face Amount nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due. Withdrawal of part of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.
A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.
LAPSE AND REINSTATEMENT
If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Options have been so unfavorable that the Contract Fund has decreased to zero or less.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the next Monthly Date. (A Table of Tabular Contract Fund is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.
However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received in Good Order at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits. We reserve the right to change the requirements to reinstate a lapsed Contract.
Generally, for Contracts issued before September 1, 1988, a Contract that has lapsed may be reinstated within three years from the date of default unless the Contract has been surrendered for its Cash Surrender Value. Please refer to your Contract for exact dates. For Contracts issued after September 1, 1988, a Contract that has lapsed may be reinstated within five years from the date of default unless the Contract has been surrendered for its Cash Surrender Value. To reinstate a lapsed Contract, we require a written request for reinstatement in Good Order at our Service Office, renewed evidence of insurability, submission of certain payments due under the Contract, and that the Insured is living on the date the Contract is reinstated.
If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.
Options on Lapse
If your Contract does lapse, it will still provide some benefits. You can receive the Cash Surrender Value by making a request of Prudential’s prior to the end of the 61 day grace period. You may also choose one of the three options described below for which no further premiums are payable.

1.
Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Prudential, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the CDSL, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a Cash Surrender Value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid‑up insurance will be the automatic benefit provided on lapse.

2.
Variable Reduced Paid‑Up Insurance. Variable reduced paid‑up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the CDSL, administrative charges, and Contract Debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum Death Benefit. Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as the paid‑up Contract described earlier. Variable reduced paid‑up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans. Acquisition of reduced paid‑up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid‑up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid‑up insurance must ask for it in writing, in a form that meets Prudential’s needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid‑up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid‑up insurance is the automatic benefit upon lapse.

3.
Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a Cash Surrender Value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits.

TAXES
Tax Treatment of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see the Diversification Requirements section of the Real Property Account Prospectus and the Taxation section in the Statements of Additional Information for the Funds.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified as Modified Endowment Contracts

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If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.

Modified Endowment Contracts

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The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

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If the Contract is classified as a Modified Endowment Contract, then lifetime withdrawals or loans you receive under the Contract (before the deaths of both insureds), are generally included in income to the extent that the Contract Fund (before surrender charges) exceeds the premiums paid for the Contract. Please note that the premium paid amount is increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received (other than the amount of any loans excludible from income). An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to tax withholding. You are not permitted to elect out of tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your tax withholding and estimated tax payments are insufficient to cover the tax due.
Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
In addition, beginning on January 1, 2019, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the Internal Revenue Service ("IRS").
Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the policy was issued ; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales of issued life insurance policies to third parties. Beginning on January 1, 2019, if you sell your Contract to a third party with whom the insured does not have a substantial family, financial or business relationship (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and will be reported by us to the reportable death payment recipient and the IRS when paid.

Tax‑Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code.  We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000.  The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans.  We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan.  Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan.  Variable reduced paid-up insurance and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT.  Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.

DISTRIBUTION AND COMPENSATION
Pruco Securities, LLC (“Pruco Securities”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract was sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may have also been sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities received gross distribution revenue for its variable life insurance products of $281,884,778 in 2019, $187,214,104 in 2018, and $120,592,554 in 2017. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,809,798 in 2019, $2,211,393 in 2018, and $2,855,401 in 2017. Pruco Securities offers the Contract on a continuous basis.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on the scheduled premium. The scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.
Broker-dealers will receive compensation of up to 105% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
If the Face Amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or the Prudential Companies offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services and/or other services they provide to us or the Prudential Companies.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2019) that received payment or accrued a payment amount with respect to variable product business during 2019 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2019 were $0.38 and $41,809,941.64, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or the Prudential Companies may provide compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Prudential is subject to legal and regulatory actions in the ordinary course of our business.  Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.  In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period.  In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Variable Investment Option, the ability of Pruco Securities to perform its contract with the Separate Account, or Prudential's ability to meet its obligations under the Contracts.
FINANCIAL STATEMENTS
Prudential's audited statutory financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contract. The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.
ADDITIONAL INFORMATION
Prudential has filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-248-4019.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.
Cyber Security Risks
We provide more information about cyber security risks associated with this Contract in the Statement of Additional Information.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS
Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.
Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges.
Contract - The individual variable life insurance Contract described in this prospectus.
Contract Anniversary - The same date as the Contract Date in each later year.
Contract Date - The date the Contract is issued, as specified in the Contract.
Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund - The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.
Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.
Face Amount - The amounts of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.
Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%. Also referred to in the Contract as the fixed investment option.
Fund/Portfolio - These are terms that may be used interchangeably and represent the underlying investments held in the Account.
Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Issue Age - The insured's age as of the Contract Date.
Monthly Date - The Contract Date and the same date in each subsequent month.
Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office

(1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Scheduled Premiums - The amounts set forth in your Contract which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.
Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Prudential Variable Appreciable Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of the general assets of The Prudential Insurance Company of America. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts.
Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 19176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Fund.
Tabular Contract Fund - a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.
The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.
The Prudential Variable Contract Real Property Account - A separate account (the "Real Property Account") that consists of a portfolio of commercial and residential real properties.
Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time).
Variable Investment Options - This represent the investments and/or underlying investments, held in the Account and the Real Property Account which you may select for your Contract.

To Learn More About Prudential’s Variable Appreciable Life®

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 33-20000. The SAI contains additional information about the Prudential Variable Appreciable Account. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the The Prudential Variable Appreciable Life® SAI, material incorporated by reference, and other information about Prudential. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.
You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI, personalized illustrations, without charge, or other documents. You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:
The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-05466.

PART B:
INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
The date of this Statement of Additional Information and of the related prospectus is May 1, 2020.
The Prudential’s Variable Appreciable Life Insurance
The Prudential Insurance Company of America
Variable Appreciable Life ®
Insurance Contracts
This Statement of Additional Information is not a prospectus. Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.
The defined terms used in this Statement of Additional Information are as defined in the prospectus.
The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

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GENERAL INFORMATION AND HISTORY
The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”) is a stock life insurance company founded on October 13, 1875 under the laws of the state of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.
Control of The Prudential Insurance Company of America
Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering wide range of insurance, investment management, and other financial products and services. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

Prudential is parent to Pruco Life Insurance Company (“Pruco Life”) and Pruco Life is parent to Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”). Pruco Life and Pruco Life of New Jersey’s principal executive office is 213 Washington Street, Newark, New Jersey 07102.

State Regulation
Prudential is subject to regulation and supervision by the Department of Banking and Insurance of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at our principal executive office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services and Third Party Administration Agreements
Prudential furnishes Pruco Life and Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. As soon as the Pruco Life or Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $1,150,421.98 in 2019, $1,292,465 in 2018, and $1,394,460 in 2017 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

Cyber Security
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks

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are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
INITIAL PREMIUM PROCESSING
In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.
Upon receipt of a request for life insurance from a prospective Contract Owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.
Since a Contract cannot be issued until after the underwriting process has been completed, we use a Limited Insurance Agreement to provide temporary life insurance coverage to prospective Contract Owners who pay the minimum initial premium at the time the request for coverage is submitted. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement, and is subject to the other terms of the Limited Insurance Agreement.
The Contract Date is the date we determine the proposed insured’s Issue Age. It represents the first day of the Contract Year and the commencement of the suicide and contestable periods for purposes of the initial Face Amount of insurance.
If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract Date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is

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required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.
If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium received in Good Order.
If the minimum initial premium is received after the Contract Date, it will be applied as of the date it is received in Good Order.
There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.
In situations where the Contract Date precedes the date that the minimum initial premium is received in Good Order, charges due prior to the initial premium receipt date will be deducted from the initial premium.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating to Sex-Distinct Premiums and Benefits
The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Sales to Persons 14 Years of Age or Younger
Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default. The Death Benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A (Level) Contract's Death Benefit Will Vary, and How a Form B (Variable) Contract’s Death Benefit Will Vary, below. This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract Owner should consult with a Prudential representative before making unscheduled premium payments.
Death Benefit
There are two forms of the Contract, Form A and Form B. The Death Benefit under a Form B Contract varies with investment performance while the Death Benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.
How a Form A (Level) Contract's Death Benefit Will Vary
Under a Form A Contract, the guaranteed minimum Death Benefit is equal to the Face Amount of insurance. However, should the Death Benefit become payable while a Contract loan is outstanding, the debt will be deducted from the Death Benefit. If the Contract is kept in-force for several years and if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the Death Benefit under a Form A Contract will always be the greater of:

(1)	the guaranteed minimum Death Benefit; and

(2)	the Contract Fund divided by the “net single premium” per $1 of Death Benefit at the insured's Attained Age on that date.
The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of Death Benefit under Contracts issued on insureds in the preferred rating class.

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Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09151 .17000 .23700 .45209 .59468	$10.93 $ 5.88 $ 4.22 $ 2.21 $ 1.68	5 25 35 55 65	.07919 .15112 .21127 .40090 .53639	$12.63 $ 6.62 $ 4.73 $ 2.49 $ 1.86
Whenever the Death Benefit is determined in this way, Prudential reserves the right to limit unscheduled Premiums to a total of $10,000 in any Contract Year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.
How a Form B (Variable) Contract's Death Benefit Will Vary
Under a Form B Contract, the Death Benefit will vary with investment experience. Assuming no withdrawals, the Death Benefit will be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract (subject to an exception described below under which the Death Benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. The Tabular Contract Fund Value for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;

(2)	you paid Scheduled Premiums when due;

(3)	your selected investment options earned a net return at a uniform rate of 4% per year;

(4)	we deducted full mortality charges based upon the 1980 CSO Table;

(5)	we deducted maximum sales load and expense charges; and

(6)	there was no Contract Debt.
Thus, under a Form B Contract with no withdrawals, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value. If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount. This may happen if:

(1)	investment results are greater than a 4% net return;

(2)	payments are made that are more than the Scheduled Premiums; or

(3)	smaller than maximum charges are assessed.
The Death Benefit under a Form B Contract will not fall below the initial Face Amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the Death Benefit. Again, the Death Benefit will reflect a deduction for the amount of any Contract Debt.
As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the Death Benefit under a Form B Contract will always be the greater of:

(1)	the Face Amount plus the Contract Fund minus the Tabular Contract Fund Value;

(2)	the guaranteed minimum Death Benefit; and

(3)	the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.
You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.
Paying Premiums by Payroll Deduction
In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be

6

eligible for a guaranteed issue program under which the initial minimum Death Benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.
Reports to Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.prudential.com/eprospectus or by calling (800) 778-2255.
ADDITIONAL INFORMATION ABOUT CHARGES
Reduction of Charges for Concurrent Sales to Several Individuals
Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)	the number of individuals;

(2)	the total amount of premium payments expected to be received from these Contracts;

(3)	the nature of the association between these individuals, and the expected persistency of the individual Contracts;

(4)	the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and

(5)	any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.
Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract Owners.
Underwriting Procedures
When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential.
When using the worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.
Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your

7

Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Face Amount of the Contract.
DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
Prudential makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2019) that received payment or accrued a payment amount with respect to variable product business during 2019. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2019 were $0.38 and $41,809,941.64, respectively.
Name of Firms:
1ST GLOBAL CAPITAL CORPORATION, 1ST GLOBAL INS SVS INC, 1ST GLOBAL INSURANCE AGENCY OF MA INC, AGENCY SERVICES OF AR INC, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS FIN SVCS INC, AMERIPRISE FINANCIAL CENTER, AMERITAS INVESTMENT CORP, AON CONSULTING INC, APW CAPITAL INC, ARETE INSURANCE AGENCY LLC, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, AURORA INSURANCE SERVICES INC, AUSDAL FINANCIAL PARTNERS INC, AVANTAX INSURANCE SERVICES INC, AVANTAX INSURANCE SERVICES INC (MA), AVISEN SECURITIES INC, AXA NETWORK LLC, AYCO SERVICES AGENCY LP, AYCO SERVICES INS AGCY INC (K OSTER), B RILEY WEALTH MANAGEMENT INC, BAIRD INS SERVICES INC, BBVA COMPASS INSURANCE AGENCY, BCG SECURITIES INC, BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BOK FINANCIAL SECURITIES INC, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, CADARET GRANT & CO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAPFINANCIAL SECURITIES LLC, CAPITAL FINANCIAL SERVICES INC, CAPITAL INVESTMENT GROUP INC, CAPITAL SYNERGY PARTNERS INC, CAROLINAS INVESTMENT CONSULTING LLC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTARA CAPITAL SECURITIES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CES INSURANCE AGENCY INC, CETERA ADVISOR NETWORK LLC, CETERA ADVISOR NETWORK LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA ADVISORS LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA INVESTMENT SERVICES LLC, CFD INVESTMENTS INC, CFS INSURANCE AND TECHNOLOGY SERVICES LLC, CHALICE CAPITAL PARTNERS LLC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, CLIENT ONE SECURITIES LLC, COMMUNITYAMERICA FINANCIAL SOLUTIONS LLC, CONCORDE INVESTMENT SERVICES LLC, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICES INC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL INSURANCE AGENCY LLC, CROWN CAPITAL SECURITIES LP, CRUMP LIFE INS SERVICES INC, CUTTER & COMPANY BROKERAGE INC, DEMPSEY FIN NETWORK INC, DEMPSEY LORD SMITH LLC, DORSEY & COMPANY INC, EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITY SERVICES INC, ESTATE INSURANCE SERVICES LTD, EXECUTIVE INS AGENCY INC, FARMERS FINANCIAL SOLUTIONS, FASI OF TX INC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL TELESIS INC, FIRST ALLIED SECURITIES , FIRST CITIZENS INVESTOR SERVICES INC, FIRST HEARTLAND CAPITAL INC, FIRST PALLADIUM LLC, FIRST STATE FINANCIAL MGMT INC, FNBB CAPITAL MARKETS LLC, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FSC AGENCY INC, G A REPPLE & COMPANY, GENEOS WEALTH MANAGEMENT INC, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GRB FINANCIAL LLC, GWN SECURITIES INC, H BECK INC, H&R BLOCK FINANCIAL ADVISORS INC, HANCOCK SECURITIES GROUP LLC, HANTZ AGENCY LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR FINANCIAL SERVICES LLC, HARBOR INVESTMENT ADVISORY LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HEFREN TILLOTSON INC, HEREFORD INSURANCE AGENCY INC, HIGHTOWER SECURITIES LLC, HORAN

8

SECURITIES INC, HORNOR TOWNSEND & KENT, HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES CORP (K JACKSON), HWG INS AGENCY INC, ICC INSURANCE AGCY INC, IFP INSURANCE GROUP LLC, IMS INSURANCE AGENCY INC , IMS SECURITIES INC, INDEPENDENT FINANCIAL GROUP INC, INFINEX INVESTMENTS INC, INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERNATIONAL ASSETS ADVISORY LLC, INTERSECURITIES INSURANCE AGENCY , INTERVEST INTERNATIONAL INC, INTERVEST INTERNAT'L EQUITIES CORP, INVERNESS SECURITIES LLC, INVESTACORP INC, INVESTACORP INC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, ISI INSURANCE AGENCY INC (R SIMARD), J J B HILLIARD W L LYONS LLC, J W COLE FINANCIAL INC, JANNEY MONTGOMERY SCOTT LLC, JJB HILLIARD W L LYONS INC, JK FINANCIAL SERVICES INC, JW COLE FINANCIAL INC, KCD FINANCIAL, KCL SERVICE COMPANY OF TEXAS, KESTRA INVESTMENT SERVICES LLC, KESTRA INVESTMENT SERVICES, LLC, KEYCORP INSURANCE AGENCY USA INC, KFG ENTERPRISES INC, KINGSBURY CAPITAL INC, KMS FINANCIAL SERVICES, KOVACK SECURITIES INC, L M KOHN & CO, LARSON FINANCIAL GROUP LLC, LASALLE ST SECURITIES LLC, LEADERS GROUP, LFA LIMITED LIABILITY COMPANY, LIFEMARK SECURITIES CORP, LINCOLN FIN ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN INVESTMENT PLANNING LLC, LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORPORATION, M FINANCIAL SECURITIES MARKETING INC , M HOLDINGS SECURITES INC, M&T SECURITIES INC, MARINER INSURANCE RESOURCES LLC, MB SCHOEN & ASSOCIATES INC, MCG SECURITIES LLC, MERCAP SECURITIES LLC, MERCER HEALTH & BENEFITS ADMINISTRATION LLC, MERRILL LYNCH LIFE AGCY INC, MERRILL LYNCH LIFE AGCY INC, MERRILL LYNCH LIFE AGCY INC, MMC SECURITIES LLC, MML INS AGCY INC, MML INS AGCY INC, MONEY CONCEPTS CAPITAL, MOORS & CABOT INC, MORGAN STANLEY DEAN WITTER INS SVCS INC, MSC OF TX INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONAL SECURITIES CORP, NAVY FEDERAL BROKERAGE SERVICES LLC, NETWORK AGENCY INC, NETWORK AGENCY OF OHIO INC, NEW PENFACS INS AGENCY INC, NEWPORT GROUP SEC INC, NEXT FINANCIAL GROUP, NEXT FINANCIAL GROUP, NORTHLAND SECURITIES INC, NORTHWESTERN MUTUAL INVEST SVCS, NPB FINANCIAL GROUP LLC, NYLIFE INSURANCE AGENCY INC, O N EQUITY SALES COMPANY, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INS AGENCY INC, OHIO NATIONAL INS AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, PACKERLAND BROKERAGE SERVICES, PARK AVENUE SECURITIES, PARKLAND SECURITIES LLC, PEOPLES SECURITIES INC, PJ ROBB VARIABLE CORP, PLUS AGENCY LLC, PNC INSURANCE SERVICES INC, PREFERRED MARKETING SERVICES INC (M ROTHSCHILD), PRINCIPAL SECURITIES INC, PRIVATE CLIENT SERVICES LLC, PRIVATE LEDGER INS AGCY OF OH INC (P CALFEE), PROEQUITIES INC, PRUDENTIAL DIRECT INC, PURSHE KAPLAN STERLING INS INV, QUEST CAPITAL STRATEGIES INC, QUESTAR AGENCY INC, RAYMOND JAMES & ASSOCIATES INC, RAYMOND JAMES & ASSOCIATES INC, RBC CAPITAL MARKETS CORP, REGULUS ADVISOR LLC, REHMANN INSURANCE GROUP LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROBERT W BAIRD & CO INC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE INS AGCY OF MA INC, ROYAL ALLIANCE INS AGCY OF OH INC (L WALLER), S B H U LIFE AGENCY INC, SA STONE WEALTH MANAGEMENT INC, SAGEPOINT FINANCIAL INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SBS INSURANCE AGENCY OF FLORIDA INC, SBS INSURANCE AGENCY OF LA INC, SCF SECURITIES INC, SECURIAN FINANCIAL SERVICES INC, SECURITIES AMERICA INC, SECURITIES SERVICE NETWORK INC, SFA INSURANCE SERVICES INC, SIGMA FINANCIAL CORP, SIGNAL SECURITIES INC, SIGNATOR INSURANCE AGENCY INC, SII INVESTMENTS INC, SIMMONS FIRST INS SERVICES INC, SMITH BROWN & GROOVER INC, SNOWDEN INSURANCE SERVICES LLC, SORRENTO PACIFIC FINANCIAL LLC , SOUTHERN WEALTH SECURITIES LLC, SOUTHWEST INSURANCE AGENCY INC, SPIRE INSURANCE AGENCY LLC, ST. BERNARD FINANCIAL SERVICES INC, STANLEY LAMAN GROUP SECURITIES LLC, STEPHENS INSURANCE LLC, STIFEL NICHOLAUS & CO INC, STIFEL NICHOLAUS & CO INC, SUMMIT BROKERAGE SERVICES, INC., SUNSET FINANCIAL SERVICES INC, TFS SECURITIES INC, THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, THURSTON SPRINGER MILLER HERD & TITAK INC, TRANSAMERICA FINANCIAL ADVISORS INC, TRIAD ADVISORS INC, TRIAD ADVISORS INC, TRUSTMONT FINANCIAL GROUP INC, U S BANCORP INVESTMENTS INC, UBS FINANCIAL SERVICES, UNIONBANC INVESTMENT SERVICES LLC, UNITED PLANNERS FINANCIAL, UNITED PLANNERS FINANCIAL, US BANCORP INSURANCE SERVICES LLC, USA FINANCIAL SECURITIES CORP, VALMARK SECURITES INC , VANDERBILT SECURITIES LLC, VOYA FINANCIAL ADVISORS INC, WADDELL & REED INC, WELLS FARGO ADVISORS CALIFORNIA INS AGENCY LLC, WELLS FARGO ADVISORS FINANCIAL NETWORK, WELLS FARGO ADVISORS FINANCIAL NETWORK L, WELLS FARGO ADVISORS FINANCIAL NETWORK L, WESTERN EQUITY GROUP INC, WINTRUST INVESTMENTS LLC, WOODBURY FIN SERVICES INC, WOODBURY FINANCIAL AGENCY OH INC, WORLD CAPITAL BROKERAGE INC, WORLD EQUITY GROUP, WORTH FINANCIAL GROUP INC, ZURES CO FIN & INS SVCS (J BAKER)
Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
EXPERTS
The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 and the financial statements of The Prudential Variable Appreciable Account as of the dates presented and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in this Statement of Additional Information have been examined by Vy Ho, FSA, MAAA, Vice President and Actuary of Prudential.

9

PERFORMANCE DATA
Average Annual Total Return
The Account may advertise average annual total return information calculated according to a formula prescribed by the SEC. Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:
P(1+T)n = ERV
Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.
Non-Standard Total Return
In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.
For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.
Government Money Market Yield
The “total return” figures for the Government Money Market Variable Investment Option are calculated using historical investment returns of the Government Money Market Portfolio of The Prudential Series Fund (the "Series Fund") as if Prudential’s Variable Appreciable Life® had been investing in that Variable Investment Option during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Prudential’s Variable Appreciable Life® are not reflected.
The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Government Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.
The yields on amounts held in the Government Money Market Variable Investment Option will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

10

FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the statutory financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

11

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$94,656,798	$337,341,384	$2,288,940,534	$1,647,355,048	$1,218,450,900
Net Assets	$94,656,798	$337,341,384	$2,288,940,534	$1,647,355,048	$1,218,450,900

NET ASSETS, representing:
Accumulation units	$94,656,798	$337,341,384	$2,288,940,534	$1,647,355,048	$1,218,450,900
	$94,656,798	$337,341,384	$2,288,940,534	$1,647,355,048	$1,218,450,900

Units outstanding	46,605,840	52,518,559	150,168,359	171,008,601	161,812,414

Portfolio shares held	9,465,680	23,184,975	36,228,878	47,999,856	38,804,169
Portfolio net asset value per share	$10.00	$14.55	$63.18	$34.32	$31.40
Investment in portfolio shares, at cost	$94,656,798	$253,326,579	$780,464,839	$742,087,882	$552,925,587

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$1,789,317	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	675,130	2,292,404	15,744,310	11,877,631	8,808,127
NET INVESTMENT INCOME (LOSS)	1,114,187	(2,292,404)	(15,744,310)	(11,877,631)	(8,808,127)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,954,082	76,308,222	40,980,841	32,062,594
Net change in unrealized appreciation (depreciation) on investments	—	31,868,754	454,177,667	240,291,639	163,965,640
NET GAIN (LOSS) ON INVESTMENTS	—	33,822,836	530,485,889	281,272,480	196,028,234

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,114,187	$31,530,432	$514,741,579	$269,394,849	$187,220,107

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$168,704,446	$1,498,890,533	$715,208,591	$217,418,618	$863,938,979
Net Assets	$168,704,446	$1,498,890,533	$715,208,591	$217,418,618	$863,938,979

NET ASSETS, representing:
Accumulation units	$168,704,446	$1,498,890,533	$715,208,591	$217,418,618	$863,938,979
	$168,704,446	$1,498,890,533	$715,208,591	$217,418,618	$863,938,979

Units outstanding	23,082,280	88,237,536	49,949,308	18,663,643	169,929,401

Portfolio shares held	29,238,206	20,189,797	19,872,425	8,932,564	20,822,824
Portfolio net asset value per share	$5.77	$74.24	$35.99	$24.34	$41.49
Investment in portfolio shares, at cost	$142,001,836	$357,792,313	$310,335,225	$145,471,941	$397,142,953

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	1,186,630	9,937,230	4,829,759	1,610,831	5,071,701
NET INVESTMENT INCOME (LOSS)	(1,186,630)	(9,937,230)	(4,829,759)	(1,610,831)	(5,071,701)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	306,870	41,898,918	19,090,533	1,934,140	11,313,037
Net change in unrealized appreciation (depreciation) on investments	24,059,815	323,926,665	134,335,986	20,167,415	195,166,832
NET GAIN (LOSS) ON INVESTMENTS	24,366,685	365,825,583	153,426,519	22,101,555	206,479,869

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$23,180,055	$355,888,353	$148,596,760	$20,490,724	$201,408,168

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$89,683,906	$1,038,553,148	$452,235,897	$1,301,782	$5,867,906
Net Assets	$89,683,906	$1,038,553,148	$452,235,897	$1,301,782	$5,867,906

NET ASSETS, representing:
Accumulation units	$89,683,906	$1,038,553,148	$452,235,897	$1,301,782	$5,867,906
	$89,683,906	$1,038,553,148	$452,235,897	$1,301,782	$5,867,906

Units outstanding	19,874,957	109,681,319	43,602,564	586,915	1,315,279

Portfolio shares held	6,623,627	12,724,248	10,509,781	83,341	143,856
Portfolio net asset value per share	$13.54	$81.62	$43.03	$15.62	$40.79
Investment in portfolio shares, at cost	$74,660,876	$220,524,694	$139,582,333	$860,002	$2,753,158

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$29,097	$24,502

EXPENSES
Charges for mortality and expense risk	658,456	6,774,530	3,030,941	7,243	31,953
NET INVESTMENT INCOME (LOSS)	(658,456)	(6,774,530)	(3,030,941)	21,854	(7,451)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	51,903	550,171
Net realized gain (loss) on shares redeemed	581,695	40,164,506	18,789,541	9,762	16,472
Net change in unrealized appreciation (depreciation) on investments	5,199,152	228,826,872	67,571,665	203,387	993,678
NET GAIN (LOSS) ON INVESTMENTS	5,780,847	268,991,378	86,361,206	265,052	1,560,321

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,122,391	$262,216,848	$83,330,265	$286,906	$1,552,870

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$5,219,306	$3,249,382	$1,543,775	$95,509	$1,268,552
Net Assets	$5,219,306	$3,249,382	$1,543,775	$95,509	$1,268,552

NET ASSETS, representing:
Accumulation units	$5,219,306	$3,249,382	$1,543,775	$95,509	$1,268,552
	$5,219,306	$3,249,382	$1,543,775	$95,509	$1,268,552

Units outstanding	863,706	638,159	463,989	29,118	251,325

Portfolio shares held	87,867	277,251	55,412	2,409	67,584
Portfolio net asset value per share	$59.40	$11.72	$27.86	$39.64	$18.77
Investment in portfolio shares, at cost	$1,496,622	$1,494,099	$457,804	$39,036	$377,890

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$64,418	$—	$271	$—

EXPENSES
Charges for mortality and expense risk	29,246	18,193	12,661	876	9,194
NET INVESTMENT INCOME (LOSS)	(29,246)	46,225	(12,661)	(605)	(9,194)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	424,690	180,175	—	9,393	—
Net realized gain (loss) on shares redeemed	44,787	34,407	16,685	21,077	114,893
Net change in unrealized appreciation (depreciation) on investments	1,062,254	452,199	292,789	1,443	266,248
NET GAIN (LOSS) ON INVESTMENTS	1,531,731	666,781	309,474	31,913	381,141

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,502,485	$713,006	$296,813	$31,308	$371,947

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,904,009	$175,396	$996,206	$638,338	$471,907
Net Assets	$4,904,009	$175,396	$996,206	$638,338	$471,907

NET ASSETS, representing:
Accumulation units	$4,904,009	$175,396	$996,206	$638,338	$471,907
	$4,904,009	$175,396	$996,206	$638,338	$471,907

Units outstanding	1,897,714	5,986	26,265	32,301	15,824

Portfolio shares held	528,449	2,746	21,586	19,297	8,896
Portfolio net asset value per share	$9.28	$63.88	$46.15	$33.08	$53.05
Investment in portfolio shares, at cost	$2,544,571	$41,706	$221,348	$211,605	$117,672

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	38,617	1,212	8,574	4,874	3,383
NET INVESTMENT INCOME (LOSS)	(38,617)	(1,212)	(8,574)	(4,874)	(3,383)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,120	21,359	214,135	3,378	19,440
Net change in unrealized appreciation (depreciation) on investments	1,198,231	27,369	52,026	142,915	96,688
NET GAIN (LOSS) ON INVESTMENTS	1,207,351	48,728	266,161	146,293	116,128

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,168,734	$47,516	$257,587	$141,419	$112,745

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
ASSETS
Investment in the portfolios, at fair value	$20,761,532	$2,032,559	$1,004,498	$479,932	$747,958
Net Assets	$20,761,532	$2,032,559	$1,004,498	$479,932	$747,958

NET ASSETS, representing:
Accumulation units	$20,761,532	$2,032,559	$1,004,498	$479,932	$747,958
	$20,761,532	$2,032,559	$1,004,498	$479,932	$747,958

Units outstanding	1,590,872	101,058	49,065	27,854	50,820

Portfolio shares held	1,402,806	116,680	49,048	26,574	47,885
Portfolio net asset value per share	$14.80	$17.42	$20.48	$18.06	$15.62
Investment in portfolio shares, at cost	$18,323,455	$943,412	$525,392	$293,146	$476,375

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	181,472	17,003	7,024	3,211	6,133
NET INVESTMENT INCOME (LOSS)	(181,472)	(17,003)	(7,024)	(3,211)	(6,133)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	26,744	30,344	4,358	1,907	39,451
Net change in unrealized appreciation (depreciation) on investments	1,754,864	326,013	160,360	59,383	88,909
NET GAIN (LOSS) ON INVESTMENTS	1,781,608	356,357	164,718	61,290	128,360

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,600,136	$339,354	$157,694	$58,079	$122,227

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

SUBACCOUNT
AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,095,651
Net Assets	$1,095,651

NET ASSETS, representing:
Accumulation units	$1,095,651
$1,095,651

Units outstanding	99,438

Portfolio shares held	51,056
Portfolio net asset value per share	$21.46
Investment in portfolio shares, at cost	$956,328

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

SUBACCOUNT
AST International Value Portfolio
1/1/2019
to
12/31/2019

INVESTMENT INCOME
Dividend income	$—

EXPENSES
Charges for mortality and expense risk	7,997
NET INVESTMENT INCOME (LOSS)	(7,997)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	2,587
Net change in unrealized appreciation (depreciation) on investments	184,464
NET GAIN (LOSS) ON INVESTMENTS	187,051

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$179,054

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$1,114,187	$(2,292,404)	$(15,744,310)	$(11,877,631)	$(8,808,127)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,954,082	76,308,222	40,980,841	32,062,594
Net change in unrealized appreciation (depreciation) on investments	—	31,868,754	454,177,667	240,291,639	163,965,640

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,114,187	31,530,432	514,741,579	269,394,849	187,220,107

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,029,795	8,527,058	58,188,303	48,533,918	37,540,189
Policy loans	(1,523,069)	(4,510,260)	(29,747,290)	(20,006,768)	(13,596,966)
Policy loan repayments and interest	2,682,205	3,810,948	33,885,029	23,759,145	16,233,649
Surrenders, withdrawals and death benefits	(12,220,908)	(12,890,382)	(107,727,825)	(80,326,231)	(58,510,546)
Net transfers between other subaccounts
or fixed rate option	7,105,740	574,761	(26,618,399)	(13,821,351)	(12,554,802)
Miscellaneous transactions	(4,558)	(61,609)	(566,692)	(419,980)	(294,557)
Other charges	(3,250,664)	(5,131,927)	(36,830,996)	(30,957,848)	(23,635,255)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,181,459)	(9,681,411)	(109,417,870)	(73,239,115)	(54,818,288)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(67,272)	21,849,021	405,323,709	196,155,734	132,401,819

NET ASSETS
Beginning of period	94,724,070	315,492,363	1,883,616,825	1,451,199,314	1,086,049,081
End of period	$94,656,798	$337,341,384	$2,288,940,534	$1,647,355,048	$1,218,450,900

Beginning units	47,149,046	54,060,746	158,076,871	179,234,768	169,451,496
Units issued	5,839,480	1,069,342	671,358	592,204	996,140
Units redeemed	(6,382,686)	(2,611,529)	(8,579,870)	(8,818,371)	(8,635,222)
Ending units	46,605,840	52,518,559	150,168,359	171,008,601	161,812,414

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,186,630)	$(9,937,230)	$(4,829,759)	$(1,610,831)	$(5,071,701)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	306,870	41,898,918	19,090,533	1,934,140	11,313,037
Net change in unrealized appreciation (depreciation) on investments	24,059,815	323,926,665	134,335,986	20,167,415	195,166,832

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	23,180,055	355,888,353	148,596,760	20,490,724	201,408,168

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,894,347	34,127,943	19,457,916	9,918,064	10,118,794
Policy loans	(2,177,223)	(19,661,453)	(11,350,055)	(3,623,877)	(5,171,426)
Policy loan repayments and interest	2,344,518	21,101,325	11,491,949	5,650,793	5,915,956
Surrenders, withdrawals and death benefits	(8,124,791)	(65,586,138)	(35,621,487)	(13,086,958)	(18,891,492)
Net transfers between other subaccounts
or fixed rate option	(314,968)	(10,451,503)	(10,538,708)	(6,654,437)	(14,915,530)
Miscellaneous transactions	(39,224)	(352,874)	(162,835)	(36,829)	(249,697)
Other charges	(3,080,604)	(22,567,741)	(11,951,665)	(4,516,339)	(6,797,631)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,497,945)	(63,390,441)	(38,674,885)	(12,349,583)	(29,991,026)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,682,110	292,497,912	109,921,875	8,141,141	171,417,142

NET ASSETS
Beginning of period	152,022,336	1,206,392,621	605,286,716	209,277,477	692,521,837
End of period	$168,704,446	$1,498,890,533	$715,208,591	$217,418,618	$863,938,979

Beginning units	24,043,398	92,364,278	52,875,924	19,723,145	176,498,375
Units issued	339,575	616,839	546,325	251,691	340,264
Units redeemed	(1,300,693)	(4,743,581)	(3,472,941)	(1,311,193)	(6,909,238)
Ending units	23,082,280	88,237,536	49,949,308	18,663,643	169,929,401

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(658,456)	$(6,774,530)	$(3,030,941)	$21,854	$(7,451)
Capital gains distributions received	—	—	—	51,903	550,171
Net realized gain (loss) on shares redeemed	581,695	40,164,506	18,789,541	9,762	16,472
Net change in unrealized appreciation (depreciation) on investments	5,199,152	228,826,872	67,571,665	203,387	993,678

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,122,391	262,216,848	83,330,265	286,906	1,552,870

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,986,866	24,188,573	10,552,457	81,257	261,842
Policy loans	(1,318,348)	(17,938,051)	(8,266,449)	(57,427)	(87,430)
Policy loan repayments and interest	1,683,353	15,650,822	7,697,421	21,251	56,420
Surrenders, withdrawals and death benefits	(4,593,326)	(48,682,043)	(23,024,796)	(59,712)	(257,481)
Net transfers between other subaccounts
or fixed rate option	(1,672,083)	(7,386,767)	(7,318,615)	6,756	(2,539)
Miscellaneous transactions	(18,996)	(191,323)	(78,746)	49	(1,667)
Other charges	(2,104,401)	(16,949,734)	(7,275,753)	(63,982)	(235,258)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,036,935)	(51,308,523)	(27,714,481)	(71,808)	(266,113)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,085,456	210,908,325	55,615,784	215,098	1,286,757

NET ASSETS
Beginning of period	88,598,450	827,644,823	396,620,113	1,086,684	4,581,149
End of period	$89,683,906	$1,038,553,148	$452,235,897	$1,301,782	$5,867,906

Beginning units	20,931,433	115,702,806	46,471,792	622,271	1,383,322
Units issued	562,739	801,231	238,142	21,815	29,915
Units redeemed	(1,619,215)	(6,822,718)	(3,107,370)	(57,171)	(97,958)
Ending units	19,874,957	109,681,319	43,602,564	586,915	1,315,279

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(29,246)	$46,225	$(12,661)	$(605)	$(9,194)
Capital gains distributions received	424,690	180,175	—	9,393	—
Net realized gain (loss) on shares redeemed	44,787	34,407	16,685	21,077	114,893
Net change in unrealized appreciation (depreciation) on investments	1,062,254	452,199	292,789	1,443	266,248

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,502,485	713,006	296,813	31,308	371,947

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	200,203	144,818	39,294	—	34,585
Policy loans	(209,450)	(138,906)	(24,307)	—	(20,585)
Policy loan repayments and interest	56,656	38,821	9,624	—	6,749
Surrenders, withdrawals and death benefits	(248,392)	(143,774)	(67,222)	—	(73,636)
Net transfers between other subaccounts
or fixed rate option	(25,497)	(67,788)	(54,728)	(35,617)	(37,142)
Miscellaneous transactions	544	(438)	(122)	—	(154)
Other charges	(214,056)	(125,220)	(73,336)	(6,498)	(81,752)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(439,992)	(292,487)	(170,797)	(42,115)	(171,935)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,062,493	420,519	126,016	(10,807)	200,012

NET ASSETS
Beginning of period	4,156,813	2,828,863	1,417,759	106,316	1,068,540
End of period	$5,219,306	$3,249,382	$1,543,775	$95,509	$1,268,552

Beginning units	944,625	701,563	519,127	43,440	289,555
Units issued	21,727	14,832	10,411	—	14,402
Units redeemed	(102,646)	(78,236)	(65,549)	(14,322)	(52,632)
Ending units	863,706	638,159	463,989	29,118	251,325

The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(38,617)	$(1,212)	$(8,574)	$(4,874)	$(3,383)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,120	21,359	214,135	3,378	19,440
Net change in unrealized appreciation (depreciation) on investments	1,198,231	27,369	52,026	142,915	96,688

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,168,734	47,516	257,587	141,419	112,745

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,913	6,555	20,658	10,161	11,733
Policy loans	(8,439)	(12,755)	(212)	(3,939)	(24,669)
Policy loan repayments and interest	3,795	2,367	2,467	1,251	2,216
Surrenders, withdrawals and death benefits	(33,112)	(22,218)	(31,588)	—	(13,118)
Net transfers between other subaccounts
or fixed rate option	109,044	323	(239,918)	31,046	14,445
Miscellaneous transactions	185	81	(30)	1	(51)
Other charges	(84,227)	(10,395)	(97,241)	(35,053)	(25,767)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,159	(36,042)	(345,864)	3,467	(35,211)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,178,893	11,474	(88,277)	144,886	77,534

NET ASSETS
Beginning of period	3,725,116	163,922	1,084,483	493,452	394,373
End of period	$4,904,009	$175,396	$996,206	$638,338	$471,907

Beginning units	1,891,489	7,325	36,441	32,065	17,091
Units issued	58,552	253	660	2,174	821
Units redeemed	(52,327)	(1,592)	(10,836)	(1,938)	(2,088)
Ending units	1,897,714	5,986	26,265	32,301	15,824
The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(181,472)	$(17,003)	$(7,024)	$(3,211)	$(6,133)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	26,744	30,344	4,358	1,907	39,451
Net change in unrealized appreciation (depreciation) on investments	1,754,864	326,013	160,360	59,383	88,909

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,600,136	339,354	157,694	58,079	122,227

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,531	2,788	46,131	28,341	35,626
Policy loans	(5,504)	(199)	(6,390)	(1,516)	(4,056)
Policy loan repayments and interest	3,000	336	5,196	1,257	9,353
Surrenders, withdrawals and death benefits	(27,138)	—	(2,451)	—	(126,371)
Net transfers between other subaccounts
or fixed rate option	(10,877)	(44,494)	—	—	177
Miscellaneous transactions	179	—	—	—	163
Other charges	(330,513)	(38,872)	(49,554)	(23,117)	(37,592)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(333,322)	(80,441)	(7,068)	4,965	(122,700)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,266,814	258,913	150,626	63,044	(473)

NET ASSETS
Beginning of period	19,494,718	1,773,646	853,872	416,888	748,431
End of period	$20,761,532	$2,032,559	$1,004,498	$479,932	$747,958

Beginning units	1,617,124	105,380	49,439	27,557	59,446
Units issued	2,281	136	1,941	1,436	2,665
Units redeemed	(28,533)	(4,458)	(2,315)	(1,139)	(11,291)
Ending units	1,590,872	101,058	49,065	27,854	50,820

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

SUBACCOUNT
AST International Value Portfolio
1/1/2019
to
12/31/2019

OPERATIONS
Net investment income (loss)	$(7,997)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	2,587
Net change in unrealized appreciation (depreciation) on investments	184,464

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	179,054

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	34,325
Policy loans	(15,688)
Policy loan repayments and interest	5,703
Surrenders, withdrawals and death benefits	(38,027)
Net transfers between other subaccounts
or fixed rate option	16,987
Miscellaneous transactions	74
Other charges	(25,365)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,991)

TOTAL INCREASE (DECREASE) IN NET ASSETS	157,063

NET ASSETS
Beginning of period	938,588
End of period	$1,095,651

Beginning units	101,458
Units issued	4,772
Units redeemed	(6,792)
Ending units	99,438

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$755,740	$(2,225,088)	$(15,931,642)	$(11,941,135)	$(8,757,348)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,362,195	68,618,064	33,239,078	28,520,158
Net change in unrealized appreciation (depreciation) on investments	—	(2,075,814)	(158,171,854)	(95,633,297)	(55,316,996)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	755,740	(2,938,707)	(105,485,432)	(74,335,354)	(35,554,186)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,705,922	9,537,105	62,199,073	52,916,267	41,698,669
Policy loans	(1,680,991)	(3,252,544)	(31,034,794)	(21,599,079)	(14,841,313)
Policy loan repayments and interest	2,574,092	3,983,254	32,808,488	22,708,957	16,247,049
Surrenders, withdrawals and death benefits	(9,142,733)	(12,712,943)	(103,546,666)	(70,780,745)	(58,780,992)
Net transfers between other subaccounts
or fixed rate option	3,618,888	(4,580,579)	(23,130,965)	(12,453,424)	(12,370,929)
Miscellaneous transactions	2,059	(3,813)	185,771	165,752	(12,901)
Other charges	(3,328,648)	(5,060,105)	(37,722,208)	(31,630,738)	(24,088,163)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,251,411)	(12,089,625)	(100,241,301)	(60,673,010)	(52,148,580)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(495,671)	(15,028,332)	(205,726,733)	(135,008,364)	(87,702,766)

NET ASSETS
Beginning of period	95,219,741	330,520,695	2,089,343,558	1,586,207,678	1,173,751,847
End of period	$94,724,070	$315,492,363	$1,883,616,825	$1,451,199,314	$1,086,049,081

Beginning units	47,784,325	56,183,767	165,653,958	186,326,938	177,217,894
Units issued	4,974,804	479,502	512,546	811,533	865,234
Units redeemed	(5,610,083)	(2,602,523)	(8,089,633)	(7,903,703)	(8,631,632)
Ending units	47,149,046	54,060,746	158,076,871	179,234,768	169,451,496

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$3,380,422	$(9,763,464)	$(4,970,875)	$(1,882,154)	$(5,028,794)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(264,109)	19,631,871	16,772,959	52,459	7,528,203
Net change in unrealized appreciation (depreciation) on investments	(6,124,635)	(75,330,644)	(83,026,289)	(46,571,532)	(61,545,524)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,008,322)	(65,462,237)	(71,224,205)	(48,401,227)	(59,046,115)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,245,678	36,268,167	20,721,020	10,627,073	10,854,592
Policy loans	(2,108,293)	(19,053,561)	(9,607,325)	(4,576,716)	(5,146,523)
Policy loan repayments and interest	2,858,958	19,625,858	10,622,338	7,268,766	5,687,077
Surrenders, withdrawals and death benefits	(8,249,932)	(61,862,546)	(34,686,357)	(13,809,868)	(19,551,170)
Net transfers between other subaccounts
or fixed rate option	(1,314,687)	(12,997,736)	(9,638,114)	(7,526,235)	(7,010,688)
Miscellaneous transactions	20,376	106,478	87,182	41,355	(45,794)
Other charges	(3,047,395)	(22,585,098)	(12,256,084)	(4,975,684)	(6,795,442)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,595,295)	(60,498,438)	(34,757,340)	(12,951,309)	(22,007,948)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,603,617)	(125,960,675)	(105,981,545)	(61,352,536)	(81,054,063)

NET ASSETS
Beginning of period	161,625,953	1,332,353,296	711,268,261	270,630,013	773,575,900
End of period	$152,022,336	$1,206,392,621	$605,286,716	$209,277,477	$692,521,837

Beginning units	25,059,525	96,573,301	55,620,413	20,728,073	181,578,699
Units issued	357,684	454,920	279,972	274,842	1,219,070
Units redeemed	(1,373,811)	(4,663,943)	(3,024,461)	(1,279,770)	(6,299,394)
Ending units	24,043,398	92,364,278	52,875,924	19,723,145	176,498,375

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(652,688)	$(6,661,735)	$(3,329,744)	$9,321	$(2,795)
Capital gains distributions received	—	—	—	118,203	243,512
Net realized gain (loss) on shares redeemed	330,097	32,184,883	17,133,603	1,458	35,881
Net change in unrealized appreciation (depreciation) on investments	161,212	(34,410,788)	(53,621,011)	(316,100)	(414,364)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(161,379)	(8,887,640)	(39,817,152)	(187,118)	(137,766)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,646,195	25,049,093	11,023,499	89,939	256,914
Policy loans	(1,265,800)	(15,101,550)	(7,245,674)	(34,616)	(94,948)
Policy loan repayments and interest	1,730,708	14,516,441	7,273,941	34,775	49,394
Surrenders, withdrawals and death benefits	(4,298,356)	(48,916,059)	(23,622,945)	(52,975)	(213,109)
Net transfers between other subaccounts
or fixed rate option	(2,409,910)	(34,916)	(4,405,114)	(495)	(21,953)
Miscellaneous transactions	5,788	25,057	(79,099)	216	(288)
Other charges	(2,167,131)	(16,940,473)	(7,759,122)	(68,794)	(216,719)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,758,506)	(41,402,407)	(24,814,514)	(31,950)	(240,709)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,919,885)	(50,290,047)	(64,631,666)	(219,068)	(378,475)

NET ASSETS
Beginning of period	92,518,335	877,934,870	461,251,779	1,305,752	4,959,624
End of period	$88,598,450	$827,644,823	$396,620,113	$1,086,684	$4,581,149

Beginning units	21,834,294	120,924,903	48,979,648	637,649	1,450,272
Units issued	632,360	827,319	284,408	33,965	36,244
Units redeemed	(1,535,221)	(6,049,416)	(2,792,264)	(49,343)	(103,194)
Ending units	20,931,433	115,702,806	46,471,792	622,271	1,383,322

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(23,536)	$34,206	$(13,479)	$(656)	$(9,737)
Capital gains distributions received	307,431	208	—	5,963	—
Net realized gain (loss) on shares redeemed	153,604	93,898	24,909	617	84,670
Net change in unrealized appreciation (depreciation) on investments	(332,059)	(430,361)	(247,256)	(9,663)	(177,119)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	105,440	(302,049)	(235,826)	(3,739)	(102,186)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	197,483	148,162	30,781	—	37,906
Policy loans	(163,554)	(72,381)	(15,950)	—	(13,293)
Policy loan repayments and interest	49,124	33,294	15,754	—	6,446
Surrenders, withdrawals and death benefits	(152,276)	(201,468)	(22,069)	—	(97,973)
Net transfers between other subaccounts
or fixed rate option	(13,200)	(18,178)	252,976	—	5,465
Miscellaneous transactions	1,940	(928)	(24)	—	(641)
Other charges	(201,703)	(126,143)	(83,998)	(8,307)	(86,191)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(282,186)	(237,642)	177,470	(8,307)	(148,281)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(176,746)	(539,691)	(58,356)	(12,046)	(250,467)

NET ASSETS
Beginning of period	4,333,559	3,368,554	1,476,115	118,362	1,319,007
End of period	$4,156,813	$2,828,863	$1,417,759	$106,316	$1,068,540

Beginning units	1,005,021	754,417	461,090	46,568	327,646
Units issued	23,412	14,853	87,952	—	7,890
Units redeemed	(83,808)	(67,707)	(29,915)	(3,128)	(45,981)
Ending units	944,625	701,563	519,127	43,440	289,555

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	AST Loomis Sayles Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(38,098)	$(1,231)	$(10,500)	$(4,868)	$(3,538)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	87	13,418	140,931	4,846	29,832
Net change in unrealized appreciation (depreciation) on investments	(552,958)	(17,211)	(80,940)	(85,987)	(61,563)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(590,969)	(5,024)	49,491	(86,009)	(35,269)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,712	6,729	12,180	13,750	10,687
Policy loans	(5,459)	(3,136)	(3,546)	(396)	(3,977)
Policy loan repayments and interest	3,093	11,599	398	1,508	2,176
Surrenders, withdrawals and death benefits	(33,210)	(17,772)	(130,617)	—	(62,573)
Net transfers between other subaccounts
or fixed rate option	42,821	(722)	9,991	(13,339)	(9,898)
Miscellaneous transactions	208	(244)	5,639	—	(414)
Other charges	(71,893)	(9,613)	(140,729)	(30,024)	(21,955)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(44,728)	(13,159)	(246,684)	(28,501)	(85,954)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(635,697)	(18,183)	(197,193)	(114,510)	(121,223)

NET ASSETS
Beginning of period	4,360,813	182,105	1,281,676	607,962	515,596
End of period	$3,725,116	$163,922	$1,084,483	$493,452	$394,373

Beginning units	1,913,520	7,866	44,416	33,619	20,367
Units issued	29,543	592	772	758	266
Units redeemed	(51,574)	(1,133)	(8,747)	(2,312)	(3,542)
Ending units	1,891,489	7,325	36,441	32,065	17,091

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(175,778)	$(16,896)	$(7,691)	$(3,016)	$(6,033)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(5,479)	2,173	16,400	1,814	7,796
Net change in unrealized appreciation (depreciation) on investments	(130,689)	(95,100)	(58,238)	(13,741)	(50,199)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(311,946)	(109,823)	(49,529)	(14,943)	(48,436)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	36,517	4,373	56,812	33,318	38,351
Policy loans	(2,619)	(222)	(5,769)	(1,435)	(4,931)
Policy loan repayments and interest	11,153	713	5,086	1,197	3,312
Surrenders, withdrawals and death benefits	(28,527)	—	(14,225)	—	(36,014)
Net transfers between other subaccounts
or fixed rate option	(18,278)	(206)	(77,126)	—	28,920
Miscellaneous transactions	(57)	1	(225)	—	106
Other charges	(302,830)	(39,101)	(73,150)	(20,007)	(33,587)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(304,641)	(34,442)	(108,597)	13,073	(3,843)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(616,587)	(144,265)	(158,126)	(1,870)	(52,279)

NET ASSETS
Beginning of period	20,111,305	1,917,911	1,011,998	418,758	800,710
End of period	$19,494,718	$1,773,646	$853,872	$416,888	$748,431

Beginning units	1,642,493	107,302	55,474	26,683	59,776
Units issued	5,002	244	7,346	1,843	4,571
Units redeemed	(30,371)	(2,166)	(13,381)	(969)	(4,901)
Ending units	1,617,124	105,380	49,439	27,557	59,446

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

SUBACCOUNT
AST International Value Portfolio
1/1/2018
to
12/31/2018

OPERATIONS
Net investment income (loss)	$(8,717)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(1,197)
Net change in unrealized appreciation (depreciation) on investments	(184,618)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(194,532)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	33,410
Policy loans	(12,189)
Policy loan repayments and interest	5,562
Surrenders, withdrawals and death benefits	(37,604)
Net transfers between other subaccounts
or fixed rate option	11,136
Miscellaneous transactions	(38)
Other charges	(25,189)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,912)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(219,444)

NET ASSETS
Beginning of period	1,158,032
End of period	$938,588

Beginning units	104,171
Units issued	4,667
Units redeemed	(7,380)
Ending units	101,458

The accompanying notes are an integral part of these financial statements.
A 21

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT December 31, 2019

Note 1:	General

The Prudential Variable Appreciable Account (the “Account”) was established under the laws of the State of New Jersey on August 11, 1987 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of Prudential Variable Appreciable Life (“PVAL”), Prudential Survivorship Preferred (“SVUL”), Custom Variable Appreciable Life (“CVAL”), and Prudential Variable Universal Life (“VUL”) contracts (individually, a “contract” or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	American Century VP Value Fund (Class I)
Prudential Diversified Bond Portfolio	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Equity Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)
Prudential Flexible Managed Portfolio	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Conservative Balanced Portfolio	Prudential SP International Growth Portfolio (Class I)
Prudential High Yield Bond Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
Prudential Stock Index Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
Prudential Value Portfolio (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio
Prudential Natural Resources Portfolio (Class I)	AST Small-Cap Growth Portfolio
Prudential Global Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
Prudential Government Income Portfolio	AST Wellington Management Hedged Equity Portfolio
Prudential Jennison Portfolio (Class I)	AST Balanced Asset Allocation Portfolio
Prudential Small Capitalization Stock Portfolio	AST Preservation Asset Allocation Portfolio
T. Rowe Price International Stock Portfolio	AST BlackRock Global Strategies Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)	AST International Value Portfolio
MFS® Growth Series (Initial Class)

There were no mergers during the period ended December 31, 2019.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

A 22

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2019, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

A 23

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2019 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$11,524,089	$13,380,678
Prudential Diversified Bond Portfolio	5,380,836	17,354,651
Prudential Equity Portfolio (Class I)	4,945,412	130,107,591
Prudential Flexible Managed Portfolio	3,561,116	88,677,862
Prudential Conservative Balanced Portfolio	4,541,838	68,168,252
Prudential High Yield Bond Portfolio	1,997,717	9,682,291
Prudential Stock Index Portfolio	5,115,878	78,443,550
Prudential Value Portfolio (Class I)	4,122,471	47,627,116
Prudential Natural Resources Portfolio (Class I)	2,480,979	16,441,394
Prudential Global Portfolio	863,313	35,926,039
Prudential Government Income Portfolio	2,260,850	6,956,241
Prudential Jennison Portfolio (Class I)	5,291,041	63,374,094
Prudential Small Capitalization Stock Portfolio	1,925,918	32,671,341
T. Rowe Price International Stock Portfolio	40,643	119,694
Janus Henderson VIT Research Portfolio (Institutional Shares)	109,772	407,837
MFS® Growth Series (Initial Class)	108,042	577,281
American Century VP Value Fund (Class I)	61,994	372,674
Prudential SP Small Cap Value Portfolio (Class I)	29,632	213,090
Janus Henderson VIT Research Portfolio (Service Shares)	—	42,990
SP Prudential U.S. Emerging Growth Portfolio (Class I)	62,813	243,942
Prudential SP International Growth Portfolio (Class I)	129,154	157,611
AST Loomis Sayles Large-Cap Growth Portfolio	6,551	43,805
AST T. Rowe Price Large-Cap Growth Portfolio	22,635	377,073
AST Hotchkis & Wiley Large-Cap Value Portfolio	38,487	39,894
AST Small-Cap Growth Portfolio	22,564	61,158
AST BlackRock/Loomis Sayles Bond Portfolio	23,407	538,202
AST Wellington Management Hedged Equity Portfolio	2,518	99,963
AST Balanced Asset Allocation Portfolio	36,203	50,295
AST Preservation Asset Allocation Portfolio	23,431	21,677
AST BlackRock Global Strategies Portfolio	35,893	164,727
AST International Value Portfolio	45,907	75,896

Note 6:	Related party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (“PGIM Investments”), and the Advanced Series Trust has entered into an agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers

A 24

Note 6:	Related Party Transactions (continued)

have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and QMA LLC (formerly Quantitative Management Associates LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolio of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

A 25

Note 7:	Financial Highlights

Prudential sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Prudential.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2019	46,606	$1.38	to	$2.15	$94,657	1.90%		0.60%	to	0.90%	1.00%	to	1.32%
December 31, 2018	47,149	$1.36	to	$2.12	$94,724	1.52%		0.60%	to	0.90%	0.63%	to	0.93%
December 31, 2017	47,784	$1.36	to	$2.10	$95,220	0.55%		0.60%	to	0.90%	-0.35%	to	-0.02%
December 31, 2016	51,488	$1.36	to	$2.10	$102,821	0.09%		0.60%	to	0.90%	-0.79%	to	-0.51%
December 31, 2015	54,608	$1.37	to	$2.11	$109,937	0.00%	(1)	0.60%	to	0.90%	-0.90%	to	-0.54%

	Prudential Diversified Bond Portfolio
December 31, 2019	52,519	$3.25	to	$6.73	$337,341	0.00%		0.60%	to	0.90%	9.91%	to	10.24%
December 31, 2018	54,061	$2.95	to	$6.11	$315,492	0.00%		0.60%	to	0.90%	-1.05%	to	-0.75%
December 31, 2017	56,184	$2.99	to	$6.15	$330,521	0.00%		0.60%	to	0.90%	6.05%	to	6.37%
December 31, 2016	58,184	$2.82	to	$5.79	$322,193	0.00%		0.60%	to	0.90%	4.65%	to	4.96%
December 31, 2015	59,977	$2.69	to	$5.51	$316,574	0.00%		0.60%	to	0.90%	-1.15%	to	-0.85%

	Prudential Equity Portfolio (Class I)
December 31, 2019	150,168	$4.72	to	$16.18	$2,288,941	0.00%		0.60%	to	0.90%	27.74%	to	28.12%
December 31, 2018	158,077	$3.68	to	$12.63	$1,883,617	0.00%		0.60%	to	0.90%	-5.71%	to	-5.42%
December 31, 2017	165,654	$3.89	to	$13.36	$2,089,344	0.00%		0.60%	to	0.90%	24.66%	to	25.03%
December 31, 2016	172,451	$3.11	to	$10.68	$1,741,514	0.00%		0.60%	to	0.90%	2.85%	to	3.16%
December 31, 2015	179,340	$3.02	to	$10.36	$1,757,667	0.00%		0.60%	to	0.90%	1.45%	to	1.75%

	Prudential Flexible Managed Portfolio
December 31, 2019	171,009	$3.90	to	$10.23	$1,647,355	0.00%		0.60%	to	0.90%	18.80%	to	19.16%
December 31, 2018	179,235	$3.27	to	$8.58	$1,451,199	0.00%		0.60%	to	0.90%	-5.04%	to	-4.76%
December 31, 2017	186,327	$3.44	to	$9.01	$1,586,208	0.00%		0.60%	to	0.90%	13.95%	to	14.28%
December 31, 2016	193,473	$3.01	to	$7.88	$1,443,447	0.00%		0.60%	to	0.90%	7.55%	to	7.87%
December 31, 2015	200,373	$2.79	to	$7.31	$1,387,152	0.00%		0.60%	to	0.90%	0.11%	to	0.41%

	Prudential Conservative Balanced Portfolio
December 31, 2019	161,812	$3.55	to	$7.97	$1,218,451	0.00%		0.60%	to	0.90%	17.43%	to	17.79%
December 31, 2018	169,451	$3.01	to	$6.77	$1,086,049	0.00%		0.60%	to	0.90%	-3.34%	to	-3.05%
December 31, 2017	177,218	$3.11	to	$6.98	$1,173,752	0.00%		0.60%	to	0.90%	11.36%	to	11.70%
December 31, 2016	184,281	$2.78	to	$6.25	$1,094,111	0.00%		0.60%	to	0.90%	6.32%	to	6.64%
December 31, 2015	191,949	$2.61	to	$5.86	$1,070,190	0.00%		0.60%	to	0.90%	-0.50%	to	-0.20%

A 26

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential High Yield Bond Portfolio
December 31, 2019	23,082	$3.71	to	$7.76	$168,704	0.00%	0.60%	to	0.90%	15.29%	to	15.64%
December 31, 2018	24,043	$3.21	to	$6.71	$152,022	2.86%	0.60%	to	0.90%	-2.15%	to	-1.84%
December 31, 2017	25,060	$3.27	to	$6.84	$161,626	6.11%	0.60%	to	0.90%	6.85%	to	7.17%
December 31, 2016	26,534	$3.05	to	$6.38	$158,221	6.48%	0.60%	to	0.90%	15.21%	to	15.55%
December 31, 2015	27,371	$2.64	to	$5.52	$141,302	6.22%	0.60%	to	0.90%	-3.32%	to	-3.03%

	Prudential Stock Index Portfolio
December 31, 2019	88,238	$5.54	to	$18.49	$1,498,891	0.00%	0.60%	to	0.90%	29.90%	to	30.29%
December 31, 2018	92,364	$4.26	to	$14.19	$1,206,393	0.00%	0.60%	to	0.90%	-5.47%	to	-5.19%
December 31, 2017	96,573	$4.49	to	$14.97	$1,332,353	1.58%	0.60%	to	0.90%	20.38%	to	20.74%
December 31, 2016	100,506	$3.72	to	$12.40	$1,148,753	1.83%	0.60%	to	0.90%	10.84%	to	11.17%
December 31, 2015	104,327	$3.34	to	$11.15	$1,072,626	1.63%	0.60%	to	0.90%	0.28%	to	0.58%

	Prudential Value Portfolio (Class I)
December 31, 2019	49,949	$5.12	to	$15.35	$715,209	0.00%	0.60%	to	0.90%	24.93%	to	25.31%
December 31, 2018	52,876	$4.08	to	$12.25	$605,287	0.00%	0.60%	to	0.90%	-10.69%	to	-10.42%
December 31, 2017	55,620	$4.56	to	$13.68	$711,268	0.00%	0.60%	to	0.90%	15.95%	to	16.29%
December 31, 2016	58,745	$3.92	to	$11.76	$643,566	0.00%	0.60%	to	0.90%	10.40%	to	10.73%
December 31, 2015	61,503	$3.54	to	$10.62	$608,674	0.00%	0.60%	to	0.90%	-9.02%	to	-8.74%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2019	18,664	$4.88	to	$12.33	$217,419	0.00%	0.60%	to	0.90%	9.70%	to	10.03%
December 31, 2018	19,723	$4.44	to	$11.21	$209,277	0.00%	0.60%	to	0.90%	-18.81%	to	-18.56%
December 31, 2017	20,728	$5.47	to	$13.76	$270,630	0.00%	0.60%	to	0.90%	-1.07%	to	-0.78%
December 31, 2016	21,849	$5.53	to	$13.87	$288,667	0.00%	0.60%	to	0.90%	24.24%	to	24.62%
December 31, 2015	22,696	$4.45	to	$11.13	$240,743	0.00%	0.60%	to	0.90%	-28.83%	to	-28.62%

	Prudential Global Portfolio
December 31, 2019	169,929	$3.96	to	$5.15	$863,939	0.00%	0.60%	to	0.90%	29.22%	to	29.61%
December 31, 2018	176,498	$3.06	to	$3.97	$692,522	0.00%	0.60%	to	0.90%	-8.14%	to	-7.87%
December 31, 2017	181,579	$3.32	to	$4.31	$773,576	0.00%	0.60%	to	0.90%	23.73%	to	24.10%
December 31, 2016	187,288	$2.67	to	$3.48	$642,704	0.00%	0.60%	to	0.90%	3.51%	to	3.82%
December 31, 2015	191,837	$2.58	to	$3.35	$634,242	0.00%	0.60%	to	0.90%	1.46%	to	1.76%

	Prudential Government Income Portfolio
December 31, 2019	19,875	$2.46	to	$4.71	$89,684	0.00%	0.60%	to	0.90%	5.66%	to	5.98%
December 31, 2018	20,931	$2.33	to	$4.44	$88,598	0.00%	0.60%	to	0.90%	-0.27%	to	0.03%
December 31, 2017	21,834	$2.34	to	$4.44	$92,518	0.00%	0.60%	to	0.90%	2.02%	to	2.33%
December 31, 2016	22,569	$2.29	to	$4.34	$94,252	0.00%	0.60%	to	0.90%	1.26%	to	1.56%
December 31, 2015	23,396	$2.26	to	$4.27	$96,356	0.00%	0.60%	to	0.90%	-0.23%	to	0.07%

	Prudential Jennison Portfolio (Class I)
December 31, 2019	109,681	$6.82	to	$9.82	$1,038,553	0.00%	0.60%	to	0.90%	32.16%	to	32.55%
December 31, 2018	115,703	$5.14	to	$7.41	$827,645	0.00%	0.60%	to	0.90%	-1.67%	to	-1.37%
December 31, 2017	120,925	$5.21	to	$7.51	$877,935	0.00%	0.60%	to	0.90%	35.48%	to	35.88%
December 31, 2016	126,544	$3.84	to	$5.53	$676,151	0.00%	0.60%	to	0.90%	-1.78%	to	-1.49%
December 31, 2015	132,788	$3.90	to	$5.61	$721,239	0.00%	0.60%	to	0.90%	10.49%	to	10.82%

	Prudential Small Capitalization Stock Portfolio
December 31, 2019	43,603	$8.73	to	$10.67	$452,236	0.00%	0.60%	to	0.90%	21.33%	to	21.69%
December 31, 2018	46,472	$7.20	to	$8.77	$396,620	0.00%	0.60%	to	0.90%	-9.55%	to	-9.27%
December 31, 2017	48,980	$7.96	to	$9.67	$461,252	0.00%	0.60%	to	0.90%	11.99%	to	12.33%
December 31, 2016	52,159	$7.11	to	$8.61	$437,364	0.00%	0.60%	to	0.90%	25.38%	to	25.75%
December 31, 2015	54,756	$5.67	to	$6.84	$365,485	0.00%	0.60%	to	0.90%	-3.16%	to	-2.87%

	T. Rowe Price International Stock Portfolio
December 31, 2019	587	$2.22	to	$2.22	$1,302	2.40%	0.60%	to	0.60%	27.01%	to	27.01%
December 31, 2018	622	$1.75	to	$1.75	$1,087	1.35%	0.60%	to	0.60%	-14.72%	to	-14.72%
December 31, 2017	638	$2.05	to	$2.05	$1,306	1.07%	0.60%	to	0.60%	27.13%	to	27.13%
December 31, 2016	726	$1.61	to	$1.61	$1,170	1.04%	0.60%	to	0.60%	1.52%	to	1.52%
December 31, 2015	811	$1.59	to	$1.59	$1,286	0.93%	0.60%	to	0.60%	-1.49%	to	-1.49%
A 27

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2019	1,315	$4.46	to	$4.46	$5,868	0.46%	0.60%	to	0.60%	34.71%	to	34.71%
December 31, 2018	1,383	$3.31	to	$3.31	$4,581	0.55%	0.60%	to	0.60%	-3.16%	to	-3.16%
December 31, 2017	1,450	$3.42	to	$3.42	$4,960	0.39%	0.60%	to	0.60%	27.12%	to	27.12%
December 31, 2016	1,549	$2.69	to	$2.69	$4,168	0.54%	0.60%	to	0.60%	-0.10%	to	-0.10%
December 31, 2015	1,622	$2.69	to	$2.69	$4,367	0.63%	0.60%	to	0.60%	4.72%	to	4.72%

	MFS® Growth Series (Initial Class)
December 31, 2019	864	$6.04	to	$6.04	$5,219	0.00%	0.60%	to	0.60%	37.32%	to	37.32%
December 31, 2018	945	$4.40	to	$4.40	$4,157	0.09%	0.60%	to	0.60%	2.05%	to	2.05%
December 31, 2017	1,005	$4.31	to	$4.31	$4,334	0.10%	0.60%	to	0.60%	30.62%	to	30.62%
December 31, 2016	1,150	$3.30	to	$3.30	$3,795	0.04%	0.60%	to	0.60%	1.83%	to	1.83%
December 31, 2015	1,226	$3.24	to	$3.24	$3,975	0.16%	0.60%	to	0.60%	6.92%	to	6.92%

	American Century VP Value Fund (Class I)
December 31, 2019	638	$5.09	to	$5.09	$3,249	2.12%	0.60%	to	0.60%	26.28%	to	26.28%
December 31, 2018	702	$4.03	to	$4.03	$2,829	1.65%	0.60%	to	0.60%	-9.69%	to	-9.69%
December 31, 2017	754	$4.47	to	$4.47	$3,369	1.65%	0.60%	to	0.60%	8.10%	to	8.10%
December 31, 2016	800	$4.13	to	$4.13	$3,303	1.74%	0.60%	to	0.60%	19.76%	to	19.76%
December 31, 2015	866	$3.45	to	$3.45	$2,988	2.13%	0.60%	to	0.60%	-4.46%	to	-4.46%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2019	464	$3.29	to	$3.46	$1,544	0.00%	0.60%	to	0.90%	21.69%	to	22.05%
December 31, 2018	519	$2.70	to	$2.84	$1,418	0.00%	0.60%	to	0.90%	-14.56%	to	-14.31%
December 31, 2017	461	$3.16	to	$3.31	$1,476	0.00%	0.60%	to	0.90%	11.19%	to	11.52%
December 31, 2016	1,485	$2.84	to	$2.97	$4,238	0.00%	0.60%	to	0.90%	24.34%	to	24.71%
December 31, 2015	1,553	$2.29	to	$2.38	$3,563	0.00%	0.60%	to	0.90%	-6.21%	to	-5.93%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2019	29	$3.28	to	$3.28	$96	0.28%	0.90%	to	0.90%	34.02%	to	34.02%
December 31, 2018	43	$2.45	to	$2.45	$106	0.36%	0.90%	to	0.90%	-3.71%	to	-3.71%
December 31, 2017	47	$2.54	to	$2.54	$118	0.24%	0.90%	to	0.90%	26.42%	to	26.42%
December 31, 2016	50	$2.01	to	$2.01	$100	0.38%	0.90%	to	0.90%	-0.62%	to	-0.62%
December 31, 2015	53	$2.02	to	$2.02	$106	0.45%	0.90%	to	0.90%	4.14%	to	4.14%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2019	251	$4.92	to	$5.19	$1,269	0.00%	0.60%	to	0.90%	36.48%	to	36.89%
December 31, 2018	290	$3.61	to	$3.79	$1,069	0.00%	0.60%	to	0.90%	-8.67%	to	-8.40%
December 31, 2017	328	$3.95	to	$4.14	$1,319	0.00%	0.60%	to	0.90%	21.35%	to	21.71%
December 31, 2016	343	$3.25	to	$3.40	$1,137	0.00%	0.60%	to	0.90%	3.39%	to	3.70%
December 31, 2015	335	$3.15	to	$3.28	$1,072	0.00%	0.60%	to	0.90%	-3.23%	to	-2.95%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2019	1,898	$2.58	to	$2.71	$4,904	0.00%	0.60%	to	0.90%	31.20%	to	31.60%
December 31, 2018	1,891	$1.96	to	$2.06	$3,725	0.00%	0.60%	to	0.90%	-13.59%	to	-13.33%
December 31, 2017	1,914	$2.27	to	$2.38	$4,361	0.00%	0.60%	to	0.90%	34.61%	to	35.00%
December 31, 2016	1,408	$1.69	to	$1.76	$2,385	0.00%	0.60%	to	0.90%	-4.44%	to	-4.16%
December 31, 2015	1,449	$1.77	to	$1.84	$2,568	0.00%	0.60%	to	0.90%	2.44%	to	2.75%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2019	6	$28.53	to	$29.54	$175	0.00%	0.60%	to	0.90%	30.46%	to	30.85%
December 31, 2018	7	$21.87	to	$22.58	$164	0.00%	0.60%	to	0.90%	-3.56%	to	-3.27%
December 31, 2017	8	$22.68	to	$23.34	$182	0.00%	0.60%	to	0.90%	31.80%	to	32.20%
December 31, 2016	10	$17.21	to	$17.66	$179	0.00%	0.60%	to	0.90%	4.64%	to	4.95%
December 31, 2015	9	$16.44	to	$16.82	$148	0.00%	0.60%	to	0.90%	9.09%	to	9.41%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2019	26	$37.52	to	$38.85	$996	0.00%	0.60%	to	0.90%	27.09%	to	27.47%
December 31, 2018	36	$29.53	to	$30.48	$1,084	0.00%	0.60%	to	0.90%	2.94%	to	3.24%
December 31, 2017	44	$28.68	to	$29.52	$1,282	0.00%	0.60%	to	0.90%	36.66%	to	37.06%
December 31, 2016	45	$20.99	to	$21.54	$948	0.00%	0.60%	to	0.90%	1.78%	to	2.09%
December 31, 2015	47	$20.62	to	$21.10	$966	0.00%	0.60%	to	0.90%	8.61%	to	8.93%

A 28

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2019	32	$19.61	to	$20.30	$638	0.00%	0.60%	to	0.90%	28.37%	to	28.75%
December 31, 2018	32	$15.27	to	$15.77	$493	0.00%	0.60%	to	0.90%	-14.92%	to	-14.67%
December 31, 2017	34	$17.95	to	$18.48	$608	0.00%	0.60%	to	0.90%	18.13%	to	18.48%
December 31, 2016	30	$15.20	to	$15.60	$463	0.00%	0.60%	to	0.90%	18.82%	to	19.17%
December 31, 2015	28	$12.79	to	$13.09	$355	0.00%	0.60%	to	0.90%	-8.66%	to	-8.39%

	AST Small-Cap Growth Portfolio
December 31, 2019	16	$29.20	to	$30.24	$472	0.00%	0.60%	to	0.90%	28.96%	to	29.34%
December 31, 2018	17	$22.64	to	$23.38	$394	0.00%	0.60%	to	0.90%	-9.23%	to	-8.95%
December 31, 2017	20	$24.95	to	$25.67	$516	0.00%	0.60%	to	0.90%	22.81%	to	23.18%
December 31, 2016	21	$20.31	to	$20.84	$425	0.00%	0.60%	to	0.90%	11.08%	to	11.41%
December 31, 2015	19	$18.29	to	$18.71	$343	0.00%	0.60%	to	0.90%	-0.11%	to	0.18%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2019	1,591	$13.04	to	$13.44	$20,762	0.00%	0.60%	to	0.90%	8.25%	to	8.57%
December 31, 2018	1,617	$12.05	to	$12.38	$19,495	0.00%	0.60%	to	0.90%	-1.55%	to	-1.26%
December 31, 2017	1,642	$12.24	to	$12.54	$20,111	0.00%	0.60%	to	0.90%	3.43%	to	3.74%
December 31, 2016	451	$11.83	to	$12.09	$5,347	0.00%	0.60%	to	0.90%	3.30%	to	3.61%
December 31, 2015	463	$11.46	to	$11.67	$5,309	0.00%	0.60%	to	0.90%	-2.98%	to	-2.69%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2019	101	$20.08	to	$20.70	$2,033	0.00%	0.60%	to	0.90%	19.48%	to	19.83%
December 31, 2018	105	$16.81	to	$17.27	$1,774	0.00%	0.60%	to	0.90%	-5.85%	to	-5.57%
December 31, 2017	107	$17.85	to	$18.29	$1,918	0.00%	0.60%	to	0.90%	12.58%	to	12.92%
December 31, 2016	104	$15.86	to	$16.20	$1,644	0.00%	0.60%	to	0.90%	5.58%	to	5.89%
December 31, 2015	106	$15.02	to	$15.30	$1,598	0.00%	0.60%	to	0.90%	-1.52%	to	-1.23%

	AST Balanced Asset Allocation Portfolio
December 31, 2019	49	$20.16	to	$20.78	$1,004	0.00%	0.60%	to	0.90%	18.35%	to	18.71%
December 31, 2018	49	$17.03	to	$17.50	$854	0.00%	0.60%	to	0.90%	-5.79%	to	-5.50%
December 31, 2017	55	$18.08	to	$18.52	$1,012	0.00%	0.60%	to	0.90%	13.88%	to	14.22%
December 31, 2016	57	$15.88	to	$16.22	$914	0.00%	0.60%	to	0.90%	5.35%	to	5.66%
December 31, 2015	65	$15.07	to	$15.35	$985	0.00%	0.60%	to	0.90%	-0.42%	to	-0.12%

	AST Preservation Asset Allocation Portfolio
December 31, 2019	28	$16.92	to	$17.44	$480	0.00%	0.60%	to	0.90%	13.72%	to	14.06%
December 31, 2018	28	$14.88	to	$15.29	$417	0.00%	0.60%	to	0.90%	-3.71%	to	-3.42%
December 31, 2017	27	$15.45	to	$15.83	$419	0.00%	0.60%	to	0.90%	9.15%	to	9.47%
December 31, 2016	27	$14.16	to	$14.46	$383	0.00%	0.60%	to	0.90%	4.58%	to	4.90%
December 31, 2015	31	$13.54	to	$13.79	$421	0.00%	0.60%	to	0.90%	-0.75%	to	-0.45%

	AST BlackRock Global Strategies Portfolio
December 31, 2019	51	$14.53	to	$14.91	$748	0.00%	0.60%	to	0.90%	16.57%	to	16.92%
December 31, 2018	59	$12.46	to	$12.75	$748	0.00%	0.60%	to	0.90%	-6.13%	to	-5.85%
December 31, 2017	60	$13.27	to	$13.54	$801	0.00%	0.60%	to	0.90%	11.61%	to	11.94%
December 31, 2016	65	$11.89	to	$12.10	$781	0.00%	0.60%	to	0.90%	6.01%	to	6.32%
December 31, 2015	75	$11.22	to	$11.38	$852	0.00%	0.60%	to	0.90%	-3.87%	to	-3.58%

	AST International Value Portfolio (available April 24, 2015)
December 31, 2019	99	$10.96	to	$11.11	$1,096	0.00%	0.60%	to	0.90%	18.95%	to	19.31%
December 31, 2018	101	$9.21	to	$9.31	$939	0.00%	0.60%	to	0.90%	-16.89%	to	-16.64%
December 31, 2017	104	$11.08	to	$11.17	$1,158	0.00%	0.60%	to	0.90%	21.72%	to	22.08%
December 31, 2016	106	$9.11	to	$9.15	$971	0.00%	0.60%	to	0.90%	-0.31%	to	-0.02%
December 31, 2015	114	$9.13	to	$9.15	$1,042	0.00%	0.60%	to	0.90%	-9.14%	to	-8.96%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

A 29

Note 7:	Financial Highlights (continued)

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2019 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. These fees are charged at an effective annual rate of up to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 41.5%. In addition, PVAL and CVAL contracts also deduct a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge. The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•	The Account charges from $0 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•	The Account charges a guaranteed death benefit fee of $0.01 per $1,000 of basic insurance amount.

•	The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $0 to $10 per contract plus $0.01 to $0.08 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account charges up to $25 per change to the basic insurance amount.

Expense Reimbursement

The Account is reimbursed for certain products by Prudential, on a non-guaranteed basis, for expenses incurred by The Prudential Series Fund in excess of the effective rate of 0.40% for the Prudential Stock Index Portfolio, 0.50% for the Prudential Value Portfolio, 0.55% for the Prudential Natural Resources Portfolio, and 0.65% for the Prudential High Yield Bond Portfolio of the average daily net assets of these portfolios. During the year ended December 31, 2019, there was no expense reimbursement.

A 30

Note 9:	Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Note 10:	Subsequent Events

On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolios in which the subaccounts invest, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A 31

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Insurance Company of America and
the Contract Owners of The Prudential Variable Appreciable Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of The Prudential Variable Appreciable Account indicated in the table below as of December 31, 2019, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of The Prudential Variable Appreciable Account as of December 31, 2019, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio	American Century VP Value Fund (Class I)
Prudential Diversified Bond Portfolio	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Equity Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)
Prudential Flexible Managed Portfolio	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Conservative Balanced Portfolio	Prudential SP International Growth Portfolio (Class I)
Prudential High Yield Bond Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
Prudential Stock Index Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
Prudential Value Portfolio (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio
Prudential Natural Resources Portfolio (Class I)	AST Small-Cap Growth Portfolio
Prudential Global Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
Prudential Government Income Portfolio	AST Wellington Management Hedged Equity Portfolio
Prudential Jennison Portfolio (Class I)	AST Balanced Asset Allocation Portfolio
Prudential Small Capitalization Stock Portfolio	AST Preservation Asset Allocation Portfolio
T. Rowe Price International Stock Portfolio	AST BlackRock Global Strategies Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)	AST International Value Portfolio
MFS® Growth Series (Initial Class)

Basis for Opinions

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of The Prudential Variable Appreciable Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of The Prudential Variable Appreciable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments

A 32

owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 13, 2020

We have served as the auditor of one or more of the subaccounts of The Prudential Variable Appreciable Account since 1996.

A 33

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2019, 2018 and 2017
and Report of Independent Auditors

STATUTORY FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION	Page(s)

Report of Independent Auditors	121
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3
Statutory Statements of Operations and Changes in Capital and Surplus	4
Statutory Statements of Cash Flows	5
Notes to Statutory Financial Statements	7
Annual Statement Schedule 1 - Selected Financial Data	110
Supplemental Investments Risks Interrogatories Schedule	113
Summary Investment Schedule	119

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2019	December 31, 2018
	(in millions)
ASSETS
Bonds	$90,272	$84,868
Preferred stocks	101	100
Common stocks	7,352	6,718
Mortgage loans on real estate	21,429	19,140
Real estate	532	531
Contract loans	2,943	2,903
Cash and short-term investments	5,827	3,744
Derivatives	3,455	2,873
Other invested assets	6,734	5,525
Total cash and invested assets	138,645	126,402
Premiums due and deferred	3,461	3,101
Accrued investment income	922	913
Current federal income tax recoverable	—	109
Net deferred tax asset	1,542	1,438
Other assets	1,470	1,529
Separate account assets	146,278	137,672
TOTAL ASSETS	$292,318	$271,164

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$90,123	$84,726
Deposit-type contracts	16,721	16,718
Advanced premiums	57	53
Policy dividends	1,521	1,709
Notes payable and other borrowings	181	181
Asset valuation reserve	3,205	2,549
Federal income tax payable	127	—
Interest maintenance reserve	480	—
Transfers to (from) separate accounts due or accrued	(502)	(441)
Securities sold under agreement to repurchase	6,812	6,908
Cash collateral held for loaned securities	2,797	2,463
Derivatives	1,329	866
Other liabilities	12,093	7,322
Separate account liabilities	145,891	137,415
Total liabilities	280,835	260,469

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	1,437	922
Surplus notes	346	845
Special surplus fund	337	307
Unassigned surplus	9,363	8,621
Total capital and surplus	11,483	10,695
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$292,318	$271,164

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2019	2018	2017
	(in millions)
REVENUES
Premiums and annuity considerations	$29,753	$30,488	$25,310
Net investment income	5,237	4,896	5,158
Other income (loss)	999	1,585	1,376
Total Revenues	35,989	36,969	31,844

BENEFITS AND EXPENSES
Death benefits	4,572	4,804	5,392
Annuity benefits	12,233	11,217	10,335
Disability benefits	1,056	1,018	967
Other benefits	19	20	21
Surrender benefits and fund withdrawals	14,423	12,650	10,715
Net increase (decrease) in reserves	5,133	3,218	3,634
Commissions	1,255	1,057	912
Net transfer to (from) separate accounts	(4,571)	228	(2,295)
Other expenses (benefits)	1,754	1,151	1,414
Total Benefits and Expenses	35,874	35,363	31,095

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	115	1,606	749
Dividends to policyholders	(125)	26	(141)

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	240	1,580	890
Income tax expense (benefit)	270	177	385

INCOME (LOSS) FROM OPERATIONS	(30)	1,403	505
Net realized capital gains (losses)	(139)	(79)	(722)

NET INCOME (LOSS)	$(169)	$1,324	$(217)

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$10,695	$9,948	$11,174
Net income (loss)	(169)	1,324	(217)
Change in common capital stock and gross paid in and contributed surplus	515	715	163
Change in net unrealized capital gains (losses)	1,330	(202)	585
Change in nonadmitted assets	137	(19)	(429)
Change in asset valuation reserve	(656)	(67)	(211)
Change in net deferred income tax	398	278	(655)
Change in surplus notes	(499)	—	—
Change in reserve on account of change in valuation basis	185	(877)	53
Dividends to stockholders	(600)	—	(1,000)
Net change in separate accounts surplus	467	(320)	56
Amortization related to employee retirement plans and other pension adjustments	(180)	(156)	389
Other changes, net	(140)	71	40
Net change in capital and surplus	788	747	(1,226)
CAPITAL AND SURPLUS, END OF PERIOD	$11,483	$10,695	$9,948

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2019	2018	2017
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$26,189	$29,501	$22,437
Net investment income	5,160	4,766	4,999
Other income	1,601	1,577	1,624
Separate account transfers	7,644	699	4,908
Benefits and claims	(31,918)	(29,968)	(27,420)
Policyholders’ dividends	(62)	(62)	(137)
Federal income taxes	(179)	(282)	(482)
Other operating expenses	(1,984)	(1,443)	(1,801)

Net cash from (used in) operating activities	6,451	4,788	4,128

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	14,140	13,949	11,825
Stocks	470	515	533
Mortgage loans on real estate	3,023	2,889	2,759
Real estate	—	260	—
Other invested assets	647	844	777
Miscellaneous proceeds	552	197	179
Payments for investments acquired
Bonds	(19,367)	(20,452)	(13,222)
Stocks	(350)	(854)	(556)
Mortgage loans on real estate	(5,270)	(3,395)	(3,262)
Real estate	(43)	(212)	(52)
Other invested assets	(1,259)	(1,285)	(963)
Miscellaneous applications	(351)	(178)	(393)

Net cash from (used in) investing activities	(7,808)	(7,722)	(2,375)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(49)	(19)	(16)
Proceeds from (payments of) surplus paid in	—	500	150
Dividends to stockholders	(600)	—	(1,000)
Net deposits on deposit-type contract funds	(526)	(1,002)	(45)
Other financing activities	4,615	2,072	9

Net cash from (used in) financing activities	3,440	1,551	(902)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	2,083	(1,383)	851
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	3,744	5,127	4,276
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$5,827	$3,744	$5,127

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

	Years Ended
		December 31,
	2019	2018	2017
	(in millions)
In-kind assets receipt related to pension risk transfer transactions	$3,135	$806	$2,706
Repayment of a surplus note by parent	500	—	—
Asset transfer from common stocks to other invested assets	256	—	—
Amortization of deferred gains related to reinsurance transactions with affiliates	92	110	118
Dividend distribution from a subsidiary related to a tax payment agreement	30	74	85
Transfer of bonds from an affiliate	23	—	—
Transfer of bonds to an affiliate	20	—	—
Contribution of tax credits from parent	15	15	14
Contribution of tax credits to a subsidiary	6	6	5
Capitalized deferred interest on mortgage loans	4	—	—
Capital contribution from parent	—	200	—
Donation of equity securities to an affiliated charitable organization	—	30	69
Asset transfer from mortgage loans to other invested assets	—	1	—
Transfer of net assets from affiliates	—	—	334
Deferral of gains related to a reinsurance transaction with an affiliate	—	—	131
Unsettled trade activity	—	—	75
Impairment of a fixed asset	—	—	19
Payment on a loan	—	—	2

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1A.	Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance and annuities, group insurance and pension and retirement products and related services and administration. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices

The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:

•
The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•
Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment.   With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2019 and 2018, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

•
In 2004, one of the Company’s insurance subsidiaries, Prudential Retirement and Annuity Company (“PRIAC”), received approval from its domiciliary insurance department, the Connecticut Insurance Department, to record a deferred gain associated with an assumption reinsurance agreements between Connecticut General Life Insurance Company and PRIAC in the interest maintenance reserve (“IMR”) and to amortize the deferred gain in a manner consistent with those relevant annual statement instructions. Had the deferred gains been established as a liability limited to an amortization period of 10 years in accordance with the guidance of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance,” and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by PRIAC’s Appointed Actuary. See Note 1D, Accounting Policy, for additional information related to accounting for investments in subsidiaries.

•
The Department approved a permitted accounting practice related to variable annuities that differs from SAP. In conjunction with the calculation of reserves per SSAP No. 51R, “Life Contracts” (“SSAP No. 51R”), the permitted practice allows for adjustments to the discount rate and “bond class” return prescribed parameters of the Actuarial Guideline 43 “CARVM for Variable Annuities” (“AG 43”), standard scenario calculation to be more consistent with current market conditions. In addition to adjusting the Company’s reserves calculated under SAP, the use of the permitted practice effects the calculation of current taxes and net admitted deferred tax assets. The permitted practice is referred to as “Reserve calculation adjustments” in the below financial statement reconciliation. The permitted accounting practice was discontinued as of fourth quarter 2019.

•
In 2015, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)
Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2019 and 2018, RBC calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)
Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that differs from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦
To record bonds pursuant to SSAP Nos. 26R and 43R, “Bonds” and “Loan-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” instead of recording these securities at fair value as required by SSAP No. 56.

◦
The creation of a new IMR with $0 value at inception. The creation of the IMR is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦
To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦
To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” indicates that derivatives that are used for hedging transactions for which an entity either (1) doesn’t meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2019	2018	2017
				(in millions)
Net Income
New Jersey state basis (Page 4, Net Income)				$(169)	$1,324	$(217)

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Other income (loss)	(1,021)	(144)	(211)
Separate Account Valuation	56	4	Net increase (decrease) in reserves	1,021	144	211

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Reserve calculation adjustments	51R	4	Net increase (decrease) in reserves	—	1	(27)
Reserve calculation adjustments	51R	4	Income tax expense (benefit)	—	(26)	1
NAIC SAP				$(169)	$1,349	$(191)

Surplus
New Jersey state basis (Page 3, Total Capital and Surplus)				$11,483	$10,695	$9,948

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	4	Change in nonadmitted assets	41	40	42

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	4	Change in net unrealized capital gains (losses)	(56)	(62)	(70)
Reserve calculation adjustments	51R	4	Net increase (decrease) in reserves	—	1	(27)
Reserve calculation adjustments	51R	4	Income tax expense (benefit)	—	(26)	1
Reserve calculation adjustments	51R	4	Change in net deferred income tax	—	26	5
Reserve calculation adjustments	51R	4	Change in nonadmitted assets	—	(29)	(9)
NAIC SAP				$11,498	$10,745	$10,006

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	SSAP #	F/S Page	F/S Line #	2019	2018
				(in millions)
Assets
New Jersey state basis (Page 3, Total Assets)				$292,318	$271,164

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Separate account assets	(2,614)	450
Admit leasehold improvements	19	3	Other assets	41	40

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	3	Common stocks	(56)	(62)
Reserve calculation adjustments	51R	3	Net deferred tax asset	—	(4)
Reserve calculation adjustments	51R	3	Current federal income tax recoverable	—	(26)
NAIC SAP				$294,947	$270,766

Liabilities
New Jersey state basis (Page 3, Total Liabilities)				$280,835	$260,469

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Future policy benefits and claims	(1,021)	(144)
Separate Account Valuation	56	3	Separate account liabilities	(1,593)	594

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Reserve calculation adjustments	51R	3	Future policy benefits and claims	—	(1)
NAIC SAP				$283,449	$260,020

1C.	Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts, including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

1D.	Accounting Policy
In addition, the Company uses the following accounting policies:

1)
Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.

Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

2)
Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into six categories ranging from highest quality bonds to those in or near default. Bonds rated in the top five categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair market value.

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss.
The Company does not hold any bonds that utilize the systematic value measurement method approach for SVO-Identified investments.
Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.
The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2019 and 2018.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2019 and 2018.

3)
Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded as a realized loss.

4)
Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.

5)
Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

6)
Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.

7)
Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in net investment income when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment.

8)
Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or permitted alternatives as defined in SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies.”

9)
Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” See Note 8, Derivatives, for additional disclosures.

10)	The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54R, “Individual and Group Accident and Health Contracts.”

11)
Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

12)	The Company has not modified its capitalization policy from the prior period.

13)	The Company does not have any pharmaceutical rebates receivable.

14)
Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Net realized capital gains (losses) are recorded upon termination of the agreements.

15)
Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

and accounted for based on the type of investment. A liability to return collateral received is reported in “Cash collateral held for loaned securities.”

16)	Contract loans are stated at unpaid principal balances.

17)
Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Under SAP, several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:

a)	the reasons for the decline in value (credit event, currency or interest related, including general spread widening);

b)	a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;

c)	a company’s intent to sell its investment before recovery of the cost of the investment;

d)	the financial condition of and near-term prospects of the issuer; and

e)	for stocks, the extent and duration of the decline.

For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on a post tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For loan-backed and structured securities, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, even if the Company has no intent to sell and the Company has the intent and ability to hold to recovery, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on a post tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.

18)
Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”

19)
Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.

20)
Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate in light of the assets supporting them.

21)
The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and past experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

22)
AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.

23)	Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.

24)
The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings.

25)
The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61R. Premiums and other amounts payable to reinsurance are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.

26)
Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.

27)
“Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.

28)	Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with SSAP and NAIC statutory instructions.

29)	NAIC SAP and NJ SAP differ from GAAP in certain respects, which in some cases may be material. The significant differences between SAP and GAAP are noted below:

•
Under SAP, financial statements of subsidiaries are not consolidated with their parent company. The equity value of the subsidiaries are recorded as preferred stock, common stock and other invested assets.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

•
Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the contracts in proportion to gross margins, gross profits or gross premiums, depending on the type of contract.

•
Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•
Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

•
Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•
Under SAP, IMR is established to capture interest-related realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired; under GAAP, no such reserve is required.

•
Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•
Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•	Under SAP, changes in fair value of equity investments are reported in surplus; under GAAP, changes in fair value of equity investments are reported in net income.

•
Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

•	Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•
Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

•	Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•
Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense.  In addition, the deferred tax asset under SAP is subject to admissibility limits.

•
Under SAP, deposits to universal life contracts and investment-type contracts without life contingencies are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•
Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Amounts received for investment contracts are not reported as policy liabilities and insurance reserves.

•
Under SAP, interest-related other-than-temporary impairments for bonds are determined based primarily upon PICA’s intent to sell or inability to assert its intent and ability to hold the security until recovery; under GAAP, other-than-temporary impairments for debt securities are based primarily upon whether PICA intends to sell the security or more likely than not will be required

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

to sell the security before recovery of its amortized cost basis.

•	Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

•
Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded within “Realized investment gains (losses).”

•
Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases and expensed in accordance with ASC 842 “Leases.” Prior to the adoption of ASC 842 in 2019, leases were recorded as either operating or capital leases and expensed in accordance with ASC 840 “Leases.”

1E.	Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.	Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

In December 2017, the Securities and Exchange Commission (“SEC”) staff issued Staff Accounting Bulletin No. 118, “Income Tax Accounting Implications of the Tax Cuts and Jobs Act” (“SAB 118”), which allows the registrants to record provisional amounts during a “measurement period” not to extend beyond one year. On February 8, 2018, the NAIC’s SAP Working Group issued INT 18-01, Updated Tax Estimates under the Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”), which adopts concepts from SAB 118 related to “complete” and “incomplete” estimates and those items for which a reasonable estimate cannot be determined. See Note 9, Income Taxes, for a discussion

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

of provisional amounts related to the Tax Act of 2017 included in “Total incurred income tax expense” in 2017 and adjustments to provisional amounts recorded in 2018.

1G.	Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. There were no accounting changes or corrections of errors as of December 31, 2019, 2018 and 2017, respectively.
In 2019, the NAIC adopted final revisions to the Valuation Manual (VM-21), Actuarial Guideline 43 (“AG 43”), and risk-based capital instructions to implement a new variable annuity statutory framework for 2020. Changes include: (i) aligning economically-focused hedge assets with liability valuations; (ii) reforming standard scenarios for AG 43 and C3 Phase II; and (iii) standardizing capital market assumptions and aligning total asset requirements and reserves. The Company does not expect material impacts to target capital levels from the revised framework. The NAIC is considering further changes to the Valuation Manual for future years.
In March 2017, the NAIC adopted revisions to SSAP No. 35R, “Guaranty Fund and Other Assessments.” The revision allows for the discounting of liabilities for guaranty funds and the related assets recognized from accrued and paid liability assessments from insolvencies of entities that wrote long term care contracts. See Note 14B, Assessments, for details regarding guaranty fund assessments.
In 2016, the NAIC adopted a principle-based reserving approach for life insurance products. Principle-based reserving replaces the reserving methods for life insurance products for which the former formulaic basis for reserves may not accurately reflect the risks or costs of the liability or obligations of the insurer. The principle-based reserving approach had a three-year phase-in period. Principle-based reserving will not affect reserves for policies in force prior to January 1, 2017.

The Company has introduced updated versions of its individual life products in conjunction with the requirement to adopt principle-based reserving by January 1, 2020. These updated products are currently priced to support the principle-based statutory reserve level without the need for reserve financing. Certain elements of the implementation of principle-based reserving are yet to be finalized by the NAIC and may have a material impact on statutory reserves. The Company continues to assess the impact of the implementation of principle-based reserving on projected statutory reserve levels, product pricing and the use of financing.

3.    BUSINESS COMBINATIONS AND GOODWILL
Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the book value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect on the Company’s financial condition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2019
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Ada Cogen Holdings LP	12/10/2013	$5	$5	$2	$1	100.0%
NNE Holding LLC	4/24/2015	16	7	1	1	19.3%
Total		XXX	XXX	$3	$2	XXX

December 31, 2018
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Ada Cogen Holdings LP	12/10/2013	$5	$5	$2	$1	100.0%
Tenaska Prudential Partners, LLC	12/18/2013	37	33	—	14	0.0%
AmeriMark Holdings, LLC - Series A Common Units (R)	5/31/2013	2	2	1	—	100.0%
AmeriMark Holdings, LLC - Series A Preferred Units (R)	5/31/2013	3	2	1	—	100.0%
NNE Holding LLC	4/24/2015	16	7	3	1	19.8%
Total		XXX	XXX	$7	$16	XXX
Impairment Loss
Based on market performance throughout the year, Amerimark’s Preferred and Common stock value was valued at $0, resulting in the impairment of the associated goodwill. Furthermore, the fair value was determined on a Multiples Approach using a valuation multiple of 5.8x. The amount that was charged to realized capital losses for the Company was $2 million during 2019.

4.    DIVESTED BUSINESS
The Company did not have any material discontinued operations during 2019, 2018 and 2017.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5.    INVESTMENTS

5A.	Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The Securities Valuation Office (“SVO”) evaluates the investments of insurers for statutory purposes and assigns bonds one of six categories called “NAIC Designations.” In general, NAIC Designations of “1” highest quality or “2” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest four categories approximated 5.40% and 5.81% of the Company’s bonds as of December 31, 2019 and 2018, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.
The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2019
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,748	$1,196	$4	$7,940
All other governments	4,024	459	7	4,476
Political subdivisions of states, territories and possessions	794	121	—	915
Special revenue and special assessment obligation all non guaranteed obligations of agencies	6,366	787	7	7,146
Industrial & miscellaneous (unaffiliated)	69,344	5,690	190	74,844
Parent, subsidiaries and affiliates	2,689	198	1	2,886
Hybrid Securities	307	69	3	373
Total bonds	$90,272	$8,520	$212	$98,580

Unaffiliated Preferred Stocks
Redeemable	$96	$13	$—	$109
Non-redeemable	5	1	—	6
Total unaffiliated preferred stocks	$101	$14	$—	$115

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,251	$715	$116	$6,850
All other governments	4,090	151	97	4,144
Political subdivisions of states, territories and possessions	776	68	3	841
Special revenue and special assessment obligation all non guaranteed obligations of agencies	5,927	398	51	6,274
Industrial & miscellaneous (unaffiliated)	64,504	2,027	1,210	65,321
Parent, subsidiaries and affiliates	3,006	83	17	3,072
Hybrid Securities	314	39	5	348
Total bonds	$84,868	$3,481	$1,499	$86,850

Unaffiliated Preferred Stocks
Redeemable	$90	$2	$1	$91
Non-redeemable	10	9	—	19
Total unaffiliated preferred stocks	$100	$11	$1	$110

The following table sets forth the carrying amount and estimated fair value of bonds including (short-term investments) categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan backed and structured securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2019		December 31, 2018
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$5,686	$5,711	$4,892	$4,908
Due after one year through five years	15,221	15,760	15,098	15,279
Due after five years through ten years	14,437	15,529	12,784	13,060
Due after ten years	32,518	38,021	31,053	32,327
Subtotal	$67,862	$75,021	$63,827	$65,574

Asset-backed securities	$7,658	$7,676	$7,749	$7,740
Commercial mortgage-backed securities	7,433	7,816	6,662	6,708
Residential mortgage-backed securities	1,572	1,707	1,394	1,468
Other loan backed and structured securities	6,612	7,226	6,586	6,710
Total	$91,137	$99,446	$86,218	$88,200

Proceeds from the sale of bonds were $5,128 million, $5,506 million and $2,807 million for the years ended December 31, 2019, 2018 and 2017, respectively. Gross gains of $126 million, $82 million and $66 million and gross losses of $88 million, $131 million and $20 million were realized on such sales during the years ended December 31, 2019, 2018 and 2017, respectively.

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $84 million, $78 million and $90 million, for preferred stocks were $5 million, $1 million and $3 million, and for unaffiliated common stocks were $18 million, $15 million and $6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2019
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$6,619	$6,534	(85)	$6,029	$5,705	(324)
Unaffiliated Preferred and Common stocks	21	19	(2)	123	123	—
Total	$6,640	$6,553	(87)	$6,152	$5,828	(324)

	December 31, 2018
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$28,529	$27,594	(935)	$15,875	$14,961	(914)
Unaffiliated Preferred and Common stocks	221	215	(6)	27	17	(10)
Total	$28,750	$27,809	(941)	$15,902	$14,978	(924)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2019 or 2018. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2019, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5B.	Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2019 were: agricultural loans 5.90% and 3.15%; commercial loans 8.50% and 1.27%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2018 were: agricultural loans 5.40% and 3.68%; commercial loans 6.00% and 1.83%. For the years ended December 31, 2019 and 2018 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 80%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey. The mortgage loans are geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.31%), New York (8.93%) and Texas (8.82%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2019. The mortgage loans are geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.71%), Texas (9.03%) and New York (8.33%) and included loans secured by properties in Europe, Mexico, Canada and Australia as of December 31, 2018.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2019 and 2018.
The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $21,271 million of investment grade mortgage loans and $158 million of below investment grade mortgage loans as of December 31, 2019. There were $19,031 million of investment grade mortgage loans and $109 million of below investment grade mortgage loans as of December 31, 2018.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in the lending process. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

	December 31, 2019
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
	($ in millions)
Recorded Investment (All)
Current	$1,655	$—	$—	$—	$19,700	$62	$21,417
30-59 days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	12	—	—	—	—	—	12
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	6	—	—	—	—	—	6
Number of Loans	1	—	—	—	—	—	1
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	251	—	251

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	($ in millions)
Recorded Investment (All)
Current	$1,659	$—	$—	$—	$17,468	$—	$19,127
30-59 days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	13	—	—	—	—	—	13
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	38	—	—	—	89	—	127
Number of Loans	4	—	—	—	2	—	6
Percent Reduced	0.2%	0.0%	0.0%	0.0%	0.9%	0.0%	1.1%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	245	—	245

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

December 31, 2019
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	12	—	—	—	—	—	12
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

December 31, 2018
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	16	—	—	—	—	—	16
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

The Company did not have investments in impaired loans with or without allowance for credit losses as of both December 31, 2019 and 2018.

5C.	Loan-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
As of December 31, 2019, the Company had no loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the amounts recorded in compliance with SSAP No. 43R as of the date indicated:

	December 31, 2019
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Presented Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
00105HDZ6	$1	$1	$—	$1	$1	1Q19
152314GS3	2	2	$—	2	2	1Q19
84751PBL2	—	—	—	—	—	1Q19
00105HDZ6	1	1	—	1	1	2Q19
29445FAD0	—	—	—	—	—	2Q19
589929J58	1	1	—	1	1	2Q19
00105HDZ6	—	—	—	—	—	3Q19
12667FYT6	—	—	—	—	—	3Q19
00105HDZ6	—	—	—	—	—	4Q19
12667FYT6	—	—	—	—	—	4Q19
84751PLP2	1	1	—	1	1	4Q19
Total	$6	$6	$—	$6	$6
The following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2019	December 31, 2018
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(14)	$(96)
12 Months or Longer	$(110)	$(206)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$3,227	$7,476
12 Months or Longer	$2,822	$3,754

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.	Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored in order to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $2,797 million and $2,463 million is invested in “Bonds” and “Cash and short-term investments” as of December 31, 2019 and 2018, respectively. This collateral is not restricted. The fair value of the securities on loan was $2,694 million and $2,381 million as of December 31, 2019 and 2018, respectively. A liability to return collateral received of $2,797 million and $2,463 million is included in “Cash collateral held for loaned securities” as of December 31, 2019 and 2018, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There is no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $2,769 million and $3,048 million is invested in “Cash and short-term investments” as of December 31, 2019 and 2018, respectively. This collateral is not restricted. The fair value of the securities on loan was $2,718 million and $3,012 million as of December 31, 2019 and 2018, respectively. A liability to return collateral received of $2,801 million and $3,080 million (which includes $32 million and $32 million that has not yet settled) is included in “Cash collateral held for loaned securities” as of December 31, 2019 and 2018, respectively. Additionally, assets and a cash collateral liability of $10 million and $13 million were received for unaffiliated lending as of December 31, 2019 and 2018, respectively.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2019	December 31, 2018
	(in millions)
Securities Lending:
Open	$2,797	$2,463
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	2,797	2,463
Securities Received	—	—
Total Collateral Received	$2,797	$2,463

The aggregate fair value of all securities acquired from the use of the reinvested collateral was $2,742 million and $2,424 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2019 and 2018, respectively.
In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.
As of both December 31, 2019 and 2018, the Company did not have any security lending transaction administered by an affiliate agent in which one line reporting of the reinvested collateral is used.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Collateral Reinvestment
The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	311	313	191	191
31 to 60 Days	88	88	110	110
61 to 90 Days	66	66	223	223
91 to 120 Days	48	48	76	76
121 to 180 Days	204	204	116	116
181 to 365 Days	409	411	285	285
1 to 2 years	836	841	744	741
2 to 3 years	624	627	507	506
Greater than 3 years	145	144	177	176
Subtotal	2,731	2,742	2,429	2,424
Securities Received	—	—	—	—
Total Collateral Reinvested	$2,731	$2,742	$2,429	$2,424

As of both December 31, 2019 and 2018, the Company had no securities lending transactions that extend beyond one year from the reporting date.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2019, the Company has sufficient assets to cover its secured borrowing liability.
The following table sets forth the repurchase agreements that were bilateral trades as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$7,140	$6,812	$6,818	$6,737
Overnight	—	—	165	—
2 Days to 1 Week	—	—	165	—
>1 Week to 1 Month	—	—	171	171
>1 Month to 3 Months	—	—	168	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$5,725	$—	$6,371
Fair Value	7,251	6,893	7,075	7,020
The securities acquired were bonds with a designation of NAIC 1 with a BACV of $5,725 million and $6,371 million and a fair value of $6,893 million and $7,020 million as of December 31, 2019 and 2018, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the cash collateral received as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$7,140	$6,812	$6,988	$6,908
Securities (FV)	—	—	—	—
The ending balance of cash collateral had no NAIC designation as of both December 31, 2019 and 2018.
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2019	December 31, 2018
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$6,812	$6,737
30 Days or Less	—	171
31 to 90 Days	—	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2019		December 31, 2018
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$758	$763	$536	$535
31 to 60 Days	214	214	309	309
61 to 90 Days	161	161	625	625
91 to 120 Days	116	116	212	212
121 to 180 Days	498	498	325	325
181 to 365 Days	997	1,000	801	800
1 to 2 Years	2,036	2,048	2,086	2,080
2 to 3 Years	1,520	1,526	1,422	1,419
Greater than 3 Years	353	352	497	494
The following table sets forth the fair value of the security collateral pledged and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$7,140	$6,812	$6,988	$6,908
Securities Collateral (FV)	—	—	—	—
Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the reverse repurchase agreements that used tri-party trades as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$—	$—	$—	$—
Overnight	50	—	118	—
2 Days to 1 Week	80	—	150	—
>1 Week to 1 Month	—	—	—	—
>1 Month to 3 Months	13	13	13	13
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the fair value of securities acquired under reverse repurchase agreements as of the dates indicated:

	December 31, 2019	December 31, 2018
	(in millions)
Maximum Amount	$80	$150
Ending Balance	13	13
The securities acquired were bonds with a designation of NAIC 1 with a fair value of $13 million and $13 million as of December 31, 2019 and 2018, respectively.
The following table sets forth the fair value of the security collateral pledged as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Cash	$—	$—	$—	$—
Securities (FV)	82	13	153	18
Securities (BACV)		13		18
The following table sets forth the allocation of aggregate collateral pledged by remaining contractual maturity as of the dates indicated:

	December 31, 2019	December 31, 2018
	Fair Value	Fair Value
(in millions)
Overnight and Continuous	$—	$—
30 Days or Less	—	—
61 to 90 Days	13	18
Greater than 90 Days	—	—
The following table sets forth the recognized receivable for the return cash collateral as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$80	$13	$150	$13
Securities (FV)	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the total liability recognized to return collateral (repo securities sold/acquired with securities collateral) as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Repo Securities Sold/Acquired with Cash Collateral	$80	$13	$150	$13
Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

5E.     Real Estate
The Company recorded less than $1 million and $0 million of gains on the sale of real estate during the years ended December 31, 2019 and 2018, respectively. There were no impairment losses recognized on real estate during the years ended December 31, 2019 and 2018.
The Company classified $274 million and $263 million as real estate occupied by the Company at December 31, 2019 and 2018, respectively.
The Company classified $258 million (less $255 million of encumbrances) and $268 million (less $256 million of encumbrances) as real estate held for the production of income as of December 31, 2019 and 2018, respectively.
The Company did not classify any real estate as held for sale as of both December 31, 2019 and 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5F.	Other Invested Assets
The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2019		December 31, 2018
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$346	5.1%	$412	7.5%
Joint venture and limited partnerships interests in common stock	5,164	76.7	4,167	75.4
Joint venture and limited partnerships interests in fixed income	516	7.7	384	7.0
Joint venture and limited partnerships interests - other	543	8.1	520	9.4
Subtotal - Other Invested Assets	6,569	97.6	5,483	99.3
Receivables for Securities	82	1.2	32	0.6
Cash collateral for variation margin	83	1.2	10	0.1
Total Other Invested Assets	$6,734	100.0%	$5,525	100.0%

5G.	Other Investment Disclosures
Troubled Debt Restructuring
The Company had $0 million and less than $1 million of restructured mortgage loans as of December 31, 2019 and 2018, respectively.
The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Low-Income Housing Tax Credits
The Company had $46 million, $28 million and $30 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2019, 2018 and 2017, respectively. The Company had $151 million and $145 million of LIHTC property investments as of December 31, 2019 and 2018, respectively. These investments are included in “Other invested assets.” The number of years remaining of unexpired tax credits and required holding periods are as follows: 0-5 years – 2 investments, 6-10 years – 4 investments, over 10 years – 2 investment as of December 31, 2019 and 0-5 years - 7 investments, 6-10 years - 4 investments, over 10 years - 5 investments as of December 31, 2018. None of the LIHTC investments are currently subject to any regulatory reviews and there are no commitments or contingent commitments anticipated to be paid. There were no impaired LIHTC property investments at December 31, 2019 and 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Restricted Assets
The following tables set forth restricted assets (including pledged assets) as of the dates indicated:

	December 31, 2019
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,390	—	2,719	—	5,109	—	5,109	1.7%	1.7%
Subject to repurchase agreements	5,725	—	20	—	5,745	—	5,745	1.9%	2.0%
Subject to reverse repurchase agreements	13	—	—	—	13	—	13	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	50	—	—	—	50	—	50	0.0%	0.0%
FHLB capital stock	30	—	—	—	30	—	30	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	12,370	—	—	—	12,370	—	12,370	4.2%	4.2%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$20,583	$—	$2,739	$—	$23,322	$—	$23,322	7.8%	7.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,424	—	3,029	—	5,453	—	5,453	2.0%	2.0%
Subject to repurchase agreements	6,370	—	77	—	6,447	—	6,447	2.3%	2.4%
Subject to reverse repurchase agreements	13	—	—	—	13	—	13	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	600	—	—	—	600	—	600	0.2%	0.2%
FHLB Capital Stock	30	—	—	—	30	—	30	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	11,144	—	—	—	11,144	—	11,144	4.1%	4.1%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$20,586	$—	$3,106	$—	$23,692	$—	$23,692	8.6%	8.7%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the detail of assets pledged as collateral not captured in other categories as of the dates indicated:

	December 31, 2019
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$227	$—	$—	$—	$227	$—	$227	0.1%	0.1%
Reinsurance Trust Assets	12,143	—	—	—	12,143	—	12,143	4.1%	4.1%
Total	$12,370	$—	$—	$—	$12,370	$—	$12,370	4.2%	4.2%

	December 31, 2018
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$228	$—	$—	$—	$228	$—	$228	0.1%	0.1%
Reinsurance Trust Assets	10,916	—	—	—	10,916	—	10,916	4.0%	4.0%
Total	$11,144	$—	$—	$—	$11,144	$—	$11,144	4.1%	4.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the dates indicated:

	December 31, 2019
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$972	$971	0.6%	0.7%
Bonds	16,528	17,494	11.0%	11.3%
Mortgage loans	4,276	4,409	2.9%	2.9%
Common stocks	—	—	0.0%	0.0%
Other invested assets	14	15	0.0%	0.0%
Other	(36)	(36)	0.0%	0.0%
Total General Account	$21,754	$22,853	14.5%	14.9%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,591	$2,591	1.8%	1.8%
Bonds	206	194	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	—	0.0%	0.0%
Total Separate Account	$2,797	$2,785	1.9%	1.9%

	December 31, 2019
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,609	7.1%
Recognized Obligation to Return Collateral Asset (Separate Account)	$2,801	1.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,023	$2,023	1.5%	1.5%
Bonds	14,912	14,965	10.9%	11.2%
Mortgage loans	3,436	3,426	2.5%	2.6%
Common stocks	—	—	0.0%	0.0%
Other invested assets	14	14	0.0%	0.0%
Other	2	2	0.0%	0.0%
Total General Account	$20,387	$20,430	14.9%	15.3%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$13	$13	0.0%	0.0%
Bonds	139	118	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	—	0.0%	0.0%
Total Separate Account	$152	$131	0.1%	0.1%

	December 31, 2018
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,371	7.6%
Recognized Obligation to Return Collateral Asset (Separate Account)	$—	0.0%

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $35 million, $27 million and $31 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company did not have any interest on mortgage loans over ninety days due for the years ended December 31, 2019, 2018 and 2017.
Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is nonadmitted and excluded from “Net investment income.” There was no nonadmitted due and accrued rental income on real estate as of December 31, 2019, 2018 and 2017.
Other invested assets had no nonadmitted due and accrued income as of December 31, 2019, 2018 and 2017.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth “Net investment income” for the years ended December 31:

	2019	2018	2017
	(in millions)

Bonds	$3,760	$3,506	$3,420
Stocks	442	410	667
Mortgage loans	897	821	817
Contract loans	147	147	147
Cash, cash equivalents, and short-term investments	115	102	60
Other investments	724	706	671
Total gross investment income	6,085	5,692	5,782
Less investment expenses	(889)	(812)	(672)
Net investment income before amortization of IMR	5,196	4,880	5,110
Amortization of IMR	41	16	48
Net investment income	$5,237	$4,896	$5,158
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2019	2018	2017
	(in millions)

Bonds	$(44)	$(124)	$(32)
Stocks	10	53	(6)
Mortgage loans	(21)	(11)	(7)
Derivative instruments	755	(273)	(292)
Other invested assets	(16)	58	(26)
Gross realized capital gains (losses)	684	(297)	(363)
Capital gains tax	(175)	(51)	(252)
IMR transfers, net of tax	(648)	269	(107)
Net realized capital (losses)	$(139)	$(79)	$(722)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company has no direct exposure through investments in subprime mortgage loans.
The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2019
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$148	$148	$220	$—
Total	$148	$148	$220	$—

	December 31, 2018
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$179	$179	$247	$—
Total	$179	$179	$247	$—

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company has no underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2019 and 2018, these commitments were $5,208 million and $5,295 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $987 million and $4,933 million at December 31, 2019 and 2018, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2019 and 2018, financial guarantees issued by the Company were $80,021 million and $79,228 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2019 and 2018, such contracts in force carried a total guaranteed value of $80,009 million and $79,215 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $81,604 million and $77,897 million at December 31, 2019

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

and 2018, respectively. The remaining $12 million is due to a guarantee on behalf of a previously owned investment subsidiary, Washington Street Investments, LLC.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”
5* Securities
The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2019			December 31, 2018
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
Bonds	24	$120	$123	36	$383	$375
LB&SS	11	32	32	9	27	27
Preferred stock	—	—	—	—	—	—
Total	35	$152	$155	45	$410	$402

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years indicated:

	December 31, 2019		December 31, 2018		December 31, 2017
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	150	—	133	—	145	—
Aggregate Amount of investment income	$95	$—	$45	$—	$95	$—

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 7, 2020, the date these audited financial statements were issued.
Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 7, 2020, the date these audited financial statements were issued.
On March 11, 2020, the World Health Organization (“WHO”) declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies and the Company are highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the Company including its operations, lending arrangements, capital position, including the risk-based capital ratio, debt covenants, the fair value of investments and estimates reported in the financial statements and accompanying notes. If the financial markets and/or the overall economy are impacted for an extended period, the Company’s results of operations, financial position and cash flows may be materially adversely affected.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

7.    REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, coinsurance and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2019	2018	2017
	(in millions)
Premiums:
Direct	$25,525	$26,870	$22,221
Assumed	10,459	9,241	8,178
Ceded	6,238	5,632	5,095

The Company has reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The total amount of reinsurance credits taken as a reduction of liability for these agreements in this statement is $153 million, $113 million and $121 million for the years ending December 31, 2019, 2018 and 2017, respectively.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits for individual life and group insurance were $3 million and $90 million as of December 31, 2019, respectively, $6 million and $135 million as of December 31, 2018, respectively, and $41 million and $71 million as of December 31, 2017, respectively.

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2019, 2018 and 2017 as a result of uncollectible or commutated reinsurance with the respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2019	2018	2017	2019	2018	2017
	(in thousands)
Claims incurred	$—	$—	$3,166	$—	$—	$1,162
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	(2,419)	5,350	—	5
Other	—	—	(1,256)	—	—	(312)
Company:
Atlanta Life	—	—	(509)	—	—	—
Swiss Re Life & Health America Inc.	—	—	—	—	—	855
Employers Reinsurance Corporation	—	—	—	1,000	—	—
Exchange Indemnity Corporation	—	—	—	50	—	—
MHL Reinsurance LTD	—	—	—	4,300	—	—

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectable reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The amounts related to reinsurance agreements as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed from affiliated insurers	$25,878	$22,496	$19,182	$7,212	$6,302	$5,610
Assumed from unaffiliated insurers	17,305	16,786	16,323	3,247	2,939	2,568
Total reinsurance assumed	$43,183	$39,282	$35,505	$10,459	$9,241	$8,178

Ceded to affiliated insurers	$62,579	$62,879	$63,099	$2,664	$2,757	$3,013
Ceded to unaffiliated insurers	3,001	2,968	2,935	3,574	2,875	2,082
Total reinsurance ceded	$65,580	$65,847	$66,034	$6,238	$5,632	$5,095

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
DART	$201	$102	$—	$148	$117	$—
GUL Re	100	97	91	68	66	81
Term Re	437	423	401	236	211	259
PURC	148	136	126	83	74	68
PARU	938	921	886	442	422	395
PAR Term	422	384	369	301	230	194
Pramerica	—	1	1	(1)	—	—
UPARC	—	—	—	—	—	(17)
PARCC	713	691	729	605	524	542
PLAZ	268	290	292	224	245	241
PLNJ	48	50	52	41	44	45
Affiliated total	3,275	3,095	2,947	2,147	1,933	1,808
Unaffiliated	15,453	15,074	14,663	1,029	1,097	1,133
Unaffiliated total	15,453	15,074	14,663	1,029	1,097	1,133
Total	$18,728	$18,169	$17,610	$3,176	$3,030	$2,941

Ceded:
PLAZ	$11,187	$10,752	$10,307	$417	$444	$461
DART	—	—	—	—	(2)	—
UPARC	—	—	2	—	—	2
Affiliated total	11,187	10,752	10,309	417	442	463
Unaffiliated	2,793	2,775	2,740	1,467	1,414	1,350
Unaffiliated total	2,793	2,775	2,740	1,467	1,414	1,350
Total	$13,980	$13,527	$13,049	$1,884	$1,856	$1,813

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

DART

Effective January 1, 2018, the Company entered into a yearly renewable term (“YRT”) agreement with a subsidiary, Dryden Arizona Reinsurance Term Company (“DART”), that states DART will retrocede 95% to 100% of the mortality risk on each policy assumed from Pruco Life Insurance Company of Arizona (“PLAZ”) and Pruco Life Insurance Company of New Jersey (“PLNJ”).

GUL Re

Effective January 1, 2017, the Company entered into a YRT agreement with a subsidiary, Gibraltar Universal Life Reinsurance Company (“GUL Re”), that states GUL Re will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. The agreement covers Universal Life (“UL”) policies with effective dates of January 1, 2017 and later, excluding policies that utilize a principles-based reserving methodology. Under this agreement, GUL Re retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. Effective July 1, 2017, the Company amended the agreement with GUL Re to include policies with effective dates prior to January 1, 2014. The amendment states that GUL Re will retrocede 27% of the net amount at risk related to the first $1 million of face amount and 30% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. Under this amended agreement, GUL Re retains between 0% and 3% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $30,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company.

Term Re

Effective January 1, 2014, the Company entered into a YRT agreement with a subsidiary, Prudential Term Reinsurance Company (“Term Re”), that states Term Re will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

PURC

Effective October 1, 2013, the Company entered into a YRT agreement with a subsidiary, Prudential Universal Reinsurance Company (“PURC”), that states PURC will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC (i.e., UL policies with effective dates of 2011 and 2012). Under this agreement, PURC retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2013, the Company amended the agreement with PURC for policies with effective dates of January 1, 2014 and later. The amendment states that PURC will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC. Under this amended agreement, PURC retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In third quarter 2014, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PURC, which was amended to include UL policies with effective dates of 2013, covering the same terms as the original agreement for policies with effective dates of 2011 and 2012 as indicated above). PURC also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider.

PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company.

Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary, that states PARU will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PARU (i.e., UL policies with effective dates prior to January 1, 2011). Under this agreement, PARU retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2012, the Company amended the agreement with PARU. The amendment states that PARU will retrocede 95% of the net amount

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLNJ under the coinsurance agreement between PLNJ and PARU. Under this amended agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLNJ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. PARU also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider. In third quarter 2013, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PARU, which was amended to include UL policies with effective dates of 2011 as indicated above). Additionally, in fourth quarter 2013, the Company entered into a novation and assumption agreement with PURC and PARU to have PARU released and discharged from the YRT reinsurance related to the 2011 and 2012 business, which is now being coinsured with PURC and retroceded to the Company through YRT reinsurance.

PAR Term

Effective January 1, 2010, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Term Company (“PAR Term”), that states PAR Term will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

Pramerica

Effective June 24, 2008, the Company entered into a reinsurance agreement with Pramerica to reinsure up to 100% of the policy risk associated with Private Placement Variable Universal Life policies. In addition, the Company has agreed to reinsure excess loss through a YRT contract.

UPARC

Effective October 1, 2006, the Company entered into a YRT agreement with a subsidiary, Universal Prudential Arizona Reinsurance Company (“UPARC”), to assume mortality risk that UPARC had assumed from PLAZ. In January 2011, a portion of the policies with effective dates prior to January 1, 2011, which had been ceded to the Company from UPARC, were recaptured. In addition, in July 2013, a portion of the policies with effective dates of January 1, 2011 through December 31, 2012 were recaptured. In July 2014, a portion of the remaining policies (those with effective dates in 2013) were also recaptured. Effective July 1, 2017, the agreement to reinsure Universal Protector policies having no-lapse guarantees for all effective dates with UPARC has been recaptured. Also, effective July 1, 2017, the Company executed a coinsurance agreement to cede a portion of certain policies on extended term status to UPARC.

PARCC

Effective August 1, 2004, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective July 1, 2019, the agreement between PLAZ and PICA was recaptured for any risk on term products that are coinsured from PLAZ to the term captives PAR Term and PARCC, due to the coinsurance increasing to 100%. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance “ILI” and Hartford Life Insurance Company (“HLIC”) entities) that is classified as GUL.

PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products.

Unaffiliated

Life reinsurance is accomplished through various plans of reinsurance, primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Ceded:
PLIC	$51,392	$52,127	$52,790	$2,196	$2,291	$2,513
Affiliated total	$51,392	$52,127	$52,790	$2,196	$2,291	$2,513

PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
PLNJ	$508	$514	$373	$893	$817	$615
PALAC	170	223	152	3	6	7
Affiliated total	678	737	525	896	823	622
Unaffiliated	1,679	1,555	1,517	6	23	26
Unaffiliated total	1,679	1,555	1,517	6	23	26
Total	$2,357	$2,292	$2,042	$902	$846	$648

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

PALAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with Prudential Annuities Life Assurance Company (“PALAC”) for its deferred variable annuity business written in New York on a whole contract basis where of the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis.

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Allstate Financial (“Allstate”) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Allstate included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

Retirement

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
PLAZ	$3	$3	$4	$—	$—	$—
Affiliated total	3	3	4	—	—	—
Unaffiliated	166	149	131	2,211	1,818	1,409
Unaffiliated total	166	149	131	2,211	1,818	1,409
Total	$169	$152	$135	$2,211	$1,818	$1,409

PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
Prudential Life Insurance Co., Ltd. (Japan)	$16,442	$14,431	$12,632	$2,765	$2,314	$1,973
Prudential Gibraltar Financial Life Insurance Co., Ltd.	5,480	4,230	3,074	1,402	1,230	1,205
Prudential Life Insurance Co. of Korea, Ltd.	—	—	—	2	2	2
Affiliated total	$21,922	$18,661	$15,706	$4,169	$3,546	$3,180

Ceded:
Pramerica Life S.p.A	$—	$—	$—	$—	$—	$5
Pramerica Towarzystwo Ubezpleczen na Zacie	—	—	—	—	—	4
Prudential Seguros, S.A.	—	—	—	1	1	1
Prudential Seguros Mexico, S.A. de C.V.	—	—	—	30	3	8
Prudential Life Insurance Company of Taiwan Inc.	—	—	—	20	20	19
Affiliated total	—	—	—	51	24	37
Unaffiliated	—	—	—	3	3	2
Unaffiliated total	—	—	—	3	3	2
Total	$—	$—	$—	$54	$27	$39

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”) and Prudential Gibraltar Financial Life Insurance Co. Ltd. For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

During the second quarter of 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $8.5 billion related to this trust arrangement were on deposit with trustees as of December 31, 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
Unaffiliated	$7	$8	$12	$1	$1	$—
Unaffiliated total	$7	$8	$12	$1	$1	$—

Ceded:
Unaffiliated	$192	$174	$174	$2,103	$1,457	$729
Unaffiliated total	$192	$174	$174	$2,103	$1,457	$729

Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

Other Business

The Company has ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Ceded:
Unaffiliated	$16	$19	$21	$1	$1	$1
Unaffiliated total	$16	$19	$21	$1	$1	$1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

8.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.
The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged was 39 years and 38 years, as of December 31, 2019 and 2018, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, no component of the derivative’s gain or loss is excluded. The Company does not have any cash flow hedges of forecasted transactions other than those related to the payment of variable cash flows on existing financial instruments.
Interest Rate Contracts
Interest rate swaps and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.
Equity Contracts
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices. These derivatives do not qualify for hedge accounting.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These equity options do not qualify for hedge accounting.
Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $100 million and $100 million as of December 31, 2019 and 2018, respectively. These credit derivatives are reported at fair value as an asset of $1 million and $1 million, as of December 31, 2019 and 2018, respectively. As of December 31, 2019 and 2018, these credit derivatives’ notionals had the following NAIC ratings: $36 million in NAIC 1, $60 million in NAIC 2, and $4 million in NAIC 3. The Company has also written credit protection on a certain index references with notional amounts of $887 million and $4,833 million, reported at fair value as an asset of $39 million and $6 million as of December 31, 2019 and 2018, respectively. As of December 31, 2019, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $570 million in NAIC 3, and $267 million in NAIC 6. As of December 31, 2018, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $4,393 million in NAIC 3, and $390 million in NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have maturities of less than 1 year, while the credit protection on the index reference has a maturity of less than 28 years. These credit derivatives are accounted for as RSATs.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2019 and 2018, the Company had $0 million and $57 million of outstanding notional amounts, reported at fair value as $0 million and a $1 million liability, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $1,969 million and $475 million as of December 31, 2019 and 2018, respectively.
The net fair value of securities pledged as collateral to the Company was $49 million and $652 million as of December 31, 2019 and 2018, respectively.
The table below depicts the derivatives owned by the Company as of December 31, 2019 and 2018:

	Derivatives Financial Instruments
	December 31, 2019			December 31, 2018
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$1,465	$49	$49	$314	$34	$34
Liabilities	$207	$14	$14	$206	$1	$1
Swaps:
Assets	31,308	3,401	3,723	36,279	2,827	2,655
Liabilities	26,723	1,289	1,361	21,333	865	1,006
Forwards:
Assets	472	5	20	2,090	12	71
Liabilities	2,040	26	82	91	—	—
Futures:
Assets	150	—	—	2,367	—	12
Liabilities	3,224	—	21	145	—	—
Totals:
Assets	$33,395	$3,455	$3,792	$41,050	$2,873	$2,772
Liabilities	$32,194	$1,329	$1,478	$21,775	$866	$1,007
Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

The Company does not have any future premium payments outstanding as of December 31, 2019.

	December 31, 2019	December 31, 2018
	(in millions)
Undiscounted Future Premium Commitments	$—	$5
Derivative Fair Value With Premium Commitments (Reported on DB)	—	6
Derivative Fair Value Excluding Impact of Future Settled Premiums	—	11

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9.    INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2019 and 2018.
The Tax Act of 2017 was enacted into law on December 22, 2017 and was generally effective starting in 2018. The Tax Act of 2017 changes the taxation of businesses and individuals by lowering tax rates and broadening the tax base through the acceleration of taxable income and the deferral or elimination of certain deductions. The most significant changes for the Company are: (1) the reduction of the corporate tax rate from 35% to 21%; (2) revised methodologies for determining deductions for tax reserves and the dividends received deduction (“DRD”); and (3) an increased capitalization and amortization period for acquisition costs related to certain products.

9A.
The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$4,176	$119	$4,295	$3,917	$95	$4,012	$259	$24	$283
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	4,176	119	4,295	3,917	95	4,012	259	24	283
DTA Nonadmitted	1,044	—	1,044	841	—	841	203	—	203
Subtotal (Net Admitted Adjusted Gross DTA)	3,132	119	3,251	3,076	95	3,171	56	24	80
DTL	1,283	426	1,709	1,365	368	1,733	(82)	58	(24)
Net Admitted DTA	$1,849	$(307)	$1,542	$1,711	$(273)	$1,438	$138	$(34)	$104

*Prior period amounts have been updated to conform to current period presentation.

	December 31, 2019	December 31, 2018
	(in millions)
Change in Net DTA	$307	$281
Less: Change in Net DTL on unrealized (gains)/losses	(91)	3
Less: Shared based payment adjustment	—	—
Less: Other balance sheet reclass	—	—
Change in net deferred income tax	$398	$278

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The components of the admission calculation are as follows:

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$69	$69	$—	$66	$66	$—	$3	$3
Admitted pursuant to 11.b. (Realization)	1,473	—	1,473	1,372	—	1,372	101	—	101
Realization per 11.b.i	1,802	—	1,802	1,589	—	1,589	213	—	213
Limitation per 11.b.ii			1,473			1,372			101
Admitted pursuant to 11.c	1,659	50	1,709	1,704	29	1,733	(45)	21	(24)
Total Admitted pursuant to SSAP No. 101	$3,132	$119	$3,251	$3,076	$95	$3,171	$56	$24	$80

*Prior period amounts have been updated to conform to current period presentation.

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2019	December 31, 2018
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	740.99%	693.05%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$14,255	$12,953

	December 31, 2019		December 31, 2018		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$4,176	$119	$3,917	$95	$259	$24
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	3,132	119	3,076	95	56	24
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	100.0%	0.0%	100.0%	0.0%	0.0%

*Prior period amounts have been updated to conform to current period presentation.

The Company’s tax-planning strategies do not include the use of reinsurance.

9B.    Deferred tax liabilities not recognized:
There were no DTLs that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9C.	Current income taxes incurred consist of the following major components as of December 31:

Current Income Tax:

				Change	Change
	2019	2018	2017	2019-2018	2018-2017
	(in millions)
Federal	$265	$168	$372	$97	$(204)
Foreign	5	9	13	(4)	(4)
Subtotal	270	177	385	93	(208)
Federal income tax on net realized capital gains (losses)	175	51	252	124	(201)
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$445	$228	$637	$217	$(409)

DTAs Resulting from Book/Tax Differences:

	2019	2018	Change
	(in millions)
Ordinary:
Insurance Reserves	$1,971	$2,048	$(77)
Policyholder Dividends	254	277	(23)
Deferred Acquisition Costs	446	350	96
Employee Benefits	735	623	112
Invested Assets	605	418	187
Nonadmitted Assets	106	94	12
Other Deferred Tax Assets	59	107	(48)
Subtotal	4,176	3,917	259
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,044	841	203
Total admitted ordinary DTA	3,132	3,076	56
Capital:
Invested Assets – Bonds, Stocks, & Other	119	95	24
Subtotal	119	95	24
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—
Total admitted capital DTA	119	95	24
Total admitted DTA (Ordinary and Capital)	$3,251	$3,171	$80

*Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

DTLs Resulting from Book/Tax Differences:

	2019	2018	Change
	(in millions)
Ordinary:
Insurance Reserves	$654	$950	$(296)
Invested Assets - Derivatives & Other	592	391	201
Other	37	24	13
Subtotal	1,283	1,365	(82)
Capital:
Invested Assets - Bonds, Stocks, & Other	333	367	(34)
Unrealized Capital (Gains)/Losses	93	1	92
Subtotal	426	368	58
Total DTLs	$1,709	$1,733	$(24)

Net DTAs/DTLs	$1,542	$1,438	$104

*Prior period amounts have been updated to conform to current period presentation.

The Company recognized a decrease of $2 million in 2018 to its net admitted DTA from the refinement of its provisional estimate of December 31, 2017, primarily related to additional data received on the Company’s investments in partnerships.

9D.	Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% (35% in 2017) to pretax net income for the following reasons at December 31:

				Change	Change
	2019	2018	2017	2019-2018	2018-2017
	(in millions)
Expected federal income tax expense	$194	$269	$184	$(75)	$85
Non taxable investment income	(112)	(149)	(271)	37	122
STAT Reserve Basis Change	39	(184)	18	223	(202)
Tax Credits	(42)	(41)	(53)	(1)	12
Items in Equity	(35)	41	35	(76)	6
Foreign Taxes	5	9	13	(4)	(4)
Change in Tax Rate	—	(6)	1,333	6	(1,339)
Audit Interest	—	(1)	41	1	(42)
Prior Year Audit Settlement	(11)	—	—	(11)	—
Other amounts	9	12	(8)	(3)	20
Total incurred income tax expense	$47	$(50)	$1,292	$97	$(1,342)

*Prior period amounts have been updated to conform to current period presentation.
The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income, and it is $24 million in 2019, $23 million in 2018 and $45 million in 2017. The DRD for the current period was estimated using information from 2018, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. Under SSAP No. 101, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.

In accordance with SAB 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the Internal Revenue Service (“IRS”), U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $10 million increase in the change in net deferred income tax primarily related to refinements of provisional estimates on the Company’s investments in partnerships, and $3 million reduction in income tax expense primarily related to refinements of our provisional estimates of earnings of affiliated foreign companies subject to the one-time toll charge.

2018 Industry Issue Resolution (“IIR”) - In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an accelerated deduction for the Company’s 2017 tax return, that would have otherwise been deductible in future years. The adoption of the IIR resulted in a reduction in federal and foreign income taxes incurred of $9 million and capital gains tax of $7 million, as well as a decrease in gross deferred tax asset by $9 million for 2018.

Change to Prior Year Tax Return - In 2018, the Company submitted an audit adjustment that increased taxable income related to insurance reserves in its 2016 tax return. The remeasurement of the deferred tax assets resulted in an increase in income tax expense of $8 million.

Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.

The Company is electing to pay the RTT liability under the permitted installments over eight years. The Company expects to pay $4 million during the next six years to satisfy the RTT liability.

9E.	Additional Tax Disclosures

At December 31, 2019, the Company had no net operating loss and no tax credit carry forwards.

The Company did not have AMT credit carryforward as of December 31, 2018 and 2019.

The following is income tax incurred for 2017, 2018 and 2019 that is available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(in millions)

2017	$—	$319	$319
2018	—	93	93
2019	—	144	144
Total	$—	$556	$556

*Prior period amounts have been updated to conform to current period presentation.

The aggregate amount of deposits admitted under IRC § 6603 is $0 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9F.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits were $18 million, $20 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2019, 2018 and 2017 the Company recognized $1 million, $0 million and $1 million, respectively, in the Statutory Statements of Operations and Changes in Capital and Surplus for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2019 are 2015 through 2019.
The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9G.
The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	Prudential Annuities Life Assurance Corporation
Braeloch Holdings, Inc.	Prudential Annuities, Inc.
Braeloch Successor Corporation	Prudential Arizona Reinsurance Captive Co.
Capital Agricultural Property Services, Inc.	Prudential Arizona Reinsurance Term Company
Colico II, Inc.	Prudential Arizona Reinsurance Universal Co.
Colico, Inc.	Prudential Asset Resources, Inc.
Dryden Arizona Reinsurance Term Company	Prudential Bank & Trust, FSB
Gibraltar International Insurance Services Company Inc.	Prudential Financial, Inc. (Parent)
Gibraltar Universal Life Reinsurance Company	Prudential Home Building Investors, Inc.
Global Portfolio Strategies, Inc.	Prudential IBH Holdco, Inc.
Graham Resources, Inc.	Prudential International Insurance Holding, Ltd.
Graham Royalty, Ltd.	Prudential International Investments Corporation
Orchard Street Acres Inc.	Prudential Legacy Insurance Company of New Jersey
PGIM Foreign Investment, Inc.	Prudential Private Placement Investors, Inc.
PGIM International Financing Inc.	Prudential Retirement Insurance and Annuity Company
PGIM Real Estate Finance Holding Company	Prudential Securities Secured Financing Corporation
PGIM REF Intermediary Services Inc.	Prudential Securities Structured Assets, Inc.
PGIM Strategic Investments, Inc.	Prudential Structured Settlement Company
PGIM Warehouse, Inc.	Prudential Term Reinsurance Company
PGIM, Inc.	Prudential Trust Company
PGLH of Delaware, Inc.	Prudential Universal Reinsurance Company
Pramerica of Bermuda Life Assurance Company, Ltd.	SMP Holdings, Inc.
PREI Acquisition I, Inc.	SVIIT Holdings, Inc.
PREI Acquisition II, Inc.	TBG Insurance Services Corporation
PREI International, Inc.	The Prudential Assigned Settlement Services, Inc.
Pruco Life Insurance Company (Arizona)	The Prudential Home Mortgage Company, Inc.
Pruco Life Insurance Company of NJ	The Prudential Real Estate Financial Services of America, Inc.
Prudential Annuities Distributors, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
Prudential Annuities Holding Co, Inc.	Vantage Casualty Insurance Company
Prudential Annuities Information Services & Technology Corporation

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

10A.	The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2019 and 2018.

10B.
The Company reported a receivable from parents, subsidiaries and affiliates of $814 million and $898 million at December 31, 2019 and 2018, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $2,424 million and $430 million at December 31, 2019 and 2018, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

10C.
The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

10D.    Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2019:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$518	S2	10/16/2019	$518	N	I
Colico, Inc.	100%	2,088	S2	10/16/2019	2,088	N	I
Orchard Street Acres Inc.	100%	773	S2	10/16/2019	773	N	I
Prudential Realty Securities, Inc. (Common)	100%	567	S2	6/26/2019	567	N	I
Prudential Realty Securities, Inc. PFD	50%	—	S2	6/26/2019	—	N	I
Rock Kensington Limited	100%	29	S2	In Process	—	N/A	N/A
Rock Oxford S.a.r.l.	100%	40	S2	In Process	—	N/A	N/A
Rock UK Real Estate II S.a.r.l.	100%	21	S2	In Process	—	N/A	N/A
Total SSAP No. 97 8b(iii) Entities		$4,036			$3,946
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Investment in insurance SCAs for which the statutory capital and surplus differed from the NAIC SAP as a result of using an accounting practice as of December 31, 2019:

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA had completed Statutory Financial Statements*

	(in millions)
Prudential Retirement Insurance and Annuity Company	$6	$(56)	$1,178	$1,234

* Per AP&P Manual (without permitted or prescribed practices)
Please refer to Note 1 for a description of all permitted and prescribed practices, including for investments in Insurance SCA entities.

11.    NOTES PAYABLE AND OTHER BORROWINGS

11A.	Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2019
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	2	—	11.31%	11.31%	None	—
Defined Contribution - LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2019.

December 31, 2018
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	2	—	11.31%	11.31%	None	—
Defined Contribution- LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Scheduled principal repayments on debt as of December 31, 2019 are as follows: $0 in 2020, $0 in 2021, $0 in 2022, $180 million in 2023, $0 in 2024 and $0 million in 2025 and beyond.
There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

11B.     Federal Home Loan Bank Funding Agreements
The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $30 million and $30 million as of December 31, 2019 and 2018, respectively.

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company’s statutory net admitted assets as of December 31, 2018, the 5% limitation equates to a maximum amount of pledged assets of $6.7 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $5.9 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at the Company.

As of December 31, 2019 and 2018, the Company had zero pledged assets as there are no outstanding borrowings. The fair value of qualifying assets that were available to the Company but not pledged amounted to $5.4 billion and $5.2 billion as of December 31, 2019 and 2018, respectively. The Company had no advances outstanding under the FHLBNY facility as of December 31, 2019. In February 2020, the Company issued a $1 billion funding agreement with a seven-year term under this facility. In March 2020, the Company issued $1.5 billion, $0.5 billion and $0.5 billion in funding agreements with a one-month, three-month and six-month term, respectively, under this facility.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2019	December 31, 2018
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	30	30
Activity Stock	—	—
Excess Stock	—	—
Aggregate Total	$30	$30
Actual or estimated Borrowing Capacity as Determined by the Insurer	$5,931	$5,609

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2019
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	30	—	30	—	—	—

December 31, 2018
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	30	—	30	—	—	—

Collateral Pledged to FHLBNY

Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
(in millions)
Total Collateral Pledged as of 12/31/2019	$—	$—	$—
Total Collateral Pledged as of 12/31/2018	—	—	—

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2019	$—	$—	$—
Total Collateral Pledged as of 12/31/2018	519	512	385

Borrowing from FHLBNY

As of December 31, 2019 and 2018, the Company had no borrowings from the FHLBNY.

FHLBNY - Prepayment Obligations as of December 31, 2019:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12.	RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS

12A.
The Company has funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. The Company also has several non-funded, non-contributory defined benefit plans covering certain executives. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and salary during their careers.

The Company provides certain life insurance and health care benefits (“Other Postretirement Benefits”) for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory, the life insurance plan is non-contributory. Substantially all of the Company’s employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)	Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2019	2018	2019	2018
	(in millions)
Benefit obligation at the beginning of year	$(9,860)	$(10,480)	$(1,228)	$(1,300)
Service cost	(167)	(184)	(36)	(42)
Interest cost	(419)	(378)	(47)	(47)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	(1,289)	591	(191)	48
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	569	591	175	115
Plan amendments	—	—	—	(1)
Business combinations, divestitures, curtailment, settlements and special termination benefits	(20)	—	(6)	(1)
Benefit obligation at end of year	$(11,186)	$(9,860)	$(1,333)	$(1,228)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Postretirement Benefits:

	Overfunded		Underfunded
	2019	2018	2019	2018
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(1,842)	$(1,956)
Service cost	—	—	(20)	(21)
Interest cost	—	—	(77)	(68)
Contributions by plan participants	—	—	(21)	(26)
Actuarial gain (loss)	—	—	(119)	87
Foreign currency exchange rate changes	—	—	(1)	1
Benefits paid	—	—	165	182
Plan amendments	—	—	(27)	(32)
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	(8)	(9)
Benefit obligation at end of year	$—	$—	$(1,950)	$(1,842)

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2019	2018	2019	2018
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(59)	$(64)
Service cost	—	—	(39)	(40)
Interest cost	—	—	(2)	(1)
Contributions by plan participants	—	—	(10)	(10)
Actuarial gain (loss)	—	—	—	(2)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	51	58
Plan amendments	—	—	(1)	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(60)	$(59)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)	Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2019	2018	2019	2018	2019	2018
	(in millions)
Fair value of plan assets at the beginning of year	$12,216	$13,016	$1,395	$1,607	$58	$64
Actual return on plan assets	1,630	(209)	259	(67)	5	—
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	175	115	4	11	36	42
Plan participants’ contributions	—	—	21	26	10	10
Benefits paid	(744)	(706)	(164)	(182)	(51)	(58)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$13,277	$12,216	$1,515	$1,395	$58	$58

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2019	2018	2019	2018
	(in millions)
Components
Prepaid benefit costs	$5,736	$5,853	$—	$—
Overfunded plan assets	(3,644)	(3,497)	—	—
Accrued benefit cost	(1,146)	(1,131)	71	117
Liability for benefits	(187)	(97)	(507)	(564)

Assets and liabilities recognized
Assets (nonadmitted)	2,091	2,356	—	—
Liabilities recognized	(1,333)	(1,228)	(436)	(447)
Unrecognized liabilities	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(4)
Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:

Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2019	2018	2017	2019	2018	2017	2019	2018	2017
	(in millions)

Service cost	$203	$227	$208	$20	$21	$18	$39	$40	$32
Interest cost	466	425	454	77	69	80	2	1	2
Expected return on plan assets	(776)	(796)	(748)	(93)	(108)	(101)	(3)	(3)	(3)
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	330	297	329	29	21	41	(2)	5	(14)
Prior service cost or credit	6	6	6	8	5	4	—	—	—
Gain or loss recognized due to a settlement or curtailment	78	1	4	1	—	—	—	—	—
Total net periodic benefit cost	$307	$160	$253	$42	$8	$42	$36	$43	$17

(5)	Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2019	2018	2019	2018
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$4,101	$4,037	$543	$450
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	—	—	27	—
Net prior service cost or credit recognized	(6)	(6)	(8)	(5)
Net gain and loss arising during period	573	367	(47)	119
Net gain and loss recognized	(330)	(297)	(29)	(21)
Items not yet recognized as a component of net periodic benefit cost - current year	$4,338	$4,101	$486	$543

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(6)	Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2019	2018	2019	2018
	(in millions)
Net transition asset or obligation	$—	$—	$—	$—
Net prior service cost or credit	84	91	94	76
Net recognized gains and losses	4,254	4,010	392	468

(7)	On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2019	2018	2017
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2019, 2018 and 2017:
Discount rate	4.30%	3.65%	4.15%
Expected long-term rate of return on plan assets	6.50%	6.25%	6.25%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate	4.25%	4.25%	4.25%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2019, 2018 and 2017:
Discount rate	3.30%	4.30%	3.65%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate	4.25%	4.25%	4.25%

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2019, 2018 and 2017 are discount rates of 4.30%, 3.60% and 4.05%, respectively, and expected long-term rate of return on plan assets of 7.0%, 7.0% and 7.0%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2019, 2018 and 2017 are discount rates of 3.25%, 4.30% and 3.60%, respectively.

(8)	The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2019 and 2018, was $12,014 million and $11,780 million, respectively.

(9)	For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2019	2018	2017
Health care cost trend rates	6.25%	6.00%	6.20%
Ultimate health care cost trend rate after gradual decrease until 2028	4.50%	5.00%	5.00%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

10)	The expected future benefit payments for the Company’s domestic pension and postretirement plans and other postretirement benefit receipts for the years indicated are as follows:

Years	Amount

(in millions)
2020	$968
2021	818
2022	837
2023	869
2024	866
2025-2029	4,563

(11)	The Company anticipates that it will make cash contributions in 2020 of $115 million, $10 million and $40 million to the pension, postretirement and the postemployment plans, respectively.

(12)	There were no purchases of annuity contracts in 2019 and 2018.

(13)	The Company does not use an alternative method to amortize prior service amounts or net gains and losses.

(14)	The Company does not have any substantive commitment, such as past practice or a history of regular benefit increases, used as the basis for accounting for the benefit obligation.

(15)
For 2019 and 2018 certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination. For 2019 certain employees were provided special termination benefits in the qualified and non-qualified plans in the form of retirement eligibility bridging as a result of their participation in the Voluntary Separation Program that was offered to eligible U.S.-based employees in 2019. The cost associated with these benefits for 2019 and 2018 was $27 million and $2 million, respectively.

(16)	There were pension plan amendments of $0 million and $1 million in 2019 and 2018, respectively.
There were postretirement plan amendments of $27 million and $32 million in 2019 and 2018, respectively. In 2018 the benefit obligation for postretirement benefits increased $32 million due to the elimination of company-sponsored coverage for all Post-2000 Medicare eligible retirees and instead introduced a Medicare Exchange.

(17)	Refer to Funded Status disclosure in Note 12A(3).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12B.
The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2019 are as follows:

	Pension Investment Policy		Postretirement Investment
	Guidelines		Policy Guidelines
	2019		2019
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	2%	8%	29%	67%
International Stocks	2%	9%	2%	22%
Bonds	53%	66%	9%	48%
Short-Term Investments	0%	12%	0%	36%
Real Estate	2%	17%	0%	0%
Other	6%	28%	0%	0%

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2019 and 2018 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Common and Preferred Stock - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for common and preferred stocks.

Bonds - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for bonds.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - Valued at the NAV of shares. The NAV is used as a practical expedient to estimate fair value. The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - Valued at the NAV of shares. The NAV is used as a practical expedient to estimate fair value. The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12C.

(1)	Fair Value Measurements of Pension Plan Assets as of December 31, 2019:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Pooled separate accounts (1)	$—	$204	$—	$—	$204
Common/collective trusts (1)	—	271	—	—	271
Subtotal-U.S. Stocks	—	475	—	—	475

International Stocks:
Pooled separate accounts (2)	—	309	—	—	309
Common/collective trusts (3)	—	372	—	—	372
Subtotal-International Stocks	—	681	—	—	681

Bonds:
Pooled separate accounts (4)	—	1,463	—	—	1,463
Common/collective trusts (5)	—	441	—	—	441
U.S. government securities (federal):
Mortgage-backed	—	1	—	—	1
Other U.S. government securities	—	783	—	—	783
U.S. government securities (state & other)	—	562	—	—	562
Non U.S. government securities	—	6	—	—	6
Corporate Debt:
Corporate bonds	—	4,075	—	—	4,075
Asset-backed	—	22	—	—	22
CMOs	—	485	—	—	485
CLOs	—	397	—	—	397
Interest rate swaps (Notional amount: $2,462)	—	2	—	—	2
Registered investment companies	7	—	—	—	7
Other (6)	38	(3)	44	—	79
Unrealized gain (loss) on securities lending (7)	—	—	—	—	—
Subtotal-Bonds	45	8,234	44	—	8,323

Short-Term Investments:
Pooled separate accounts	—	56	—	—	56
Subtotal-Short-Term Investments	—	56	—	—	56

Real Estate:
Pooled separate accounts (8)	—	—	770	—	770
Partnerships	—	—	—	688	688
Subtotal-Real Estate	—	—	770	688	1,458

Other:
Partnerships	—	—	—	973	973
Hedge funds	—	—	—	1,311	1,311
Subtotal-Other	—	—	—	2,284	2,284

Total Plan Assets	$45	$9,446	$814	$2,972	$13,277

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Fair Value Measurements of Pension Plan Assets as of December 31, 2018:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Pooled separate accounts (1)	$—	$448	$—	$—	$448
Common/collective trusts (1)	—	70	—	—	70
Subtotal-U.S. Stocks	—	518	—	—	518

International Stocks:
Pooled separate accounts (2)	—	315	—	—	315
Common/collective trusts (3)	—	283	—	—	283
Subtotal-International Stocks	—	598	—	—	598

Bonds:
Pooled separate accounts (4)	—	1,326	—	—	1,326
Common/collective trusts (5)	—	288	—	—	288
U.S. government securities (federal):
Mortgage-backed	—	1	—	—	1
Other U.S. government securities	—	712	—	—	712
U.S. government securities (state & other)	—	519	—	—	519
Non U.S. government securities	—	—	—	—	—
Corporate Debt:
Corporate bonds	—	3,476	2	—	3,478
Asset-backed	—	24	—	—	24
CMOs	—	474	—	—	474
CLOs	—	293	—	—	293
Interest rate swaps (Notional amount: $1,694)	—	11	—	—	11
Registered investment companies	293	—	—	—	293
Other (6)	6	5	62	—	73
Unrealized gain (loss) on securities lending (7)	—	—	—	—	—
Subtotal-Bonds	299	7,129	64	—	7,492

Short-Term Investments:
Pooled separate accounts	—	74	—	—	74
Subtotal-Short-Term Investments	—	74	—	—	74

Real Estate:
Pooled separate accounts (8)	—	—	760	—	760
Partnerships	—	—	—	478	478
Subtotal-Real Estate	—	—	760	478	1,238

Other:
Partnerships	—	—	—	831	831
Hedge funds	—	—	—	1,465	1,465
Subtotal-Other	—	—	—	2,296	2,296

Total Plan Assets	$299	$8,319	$824	$2,774	$12,216

1.	These categories invest in U.S. stocks whose objective is to track or outperform various indexes.

2.	This category invests in a large cap international stocks whose objective is to track an index.

3.	This category mainly consists of a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

4.	This category invests in bond funds, primarily highly rated private placement securities.

5.	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.

6.	Primarily cash and cash equivalents, short term investments, payables and receivables, and open future contract positions (including fixed income collateral).

7.
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds and the liability for securities lending collateral is $135 million and $157 million for the years ended December 31, 2019 and 2018, respectively.

8.	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)	Fair Value Measurements of Postretirement Plan Assets as of December 31, 2019:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Variable Life Insurance Policies (1)	$—	$674	$—	$—	$674
Common trusts (2)	—	83	—	—	83
Subtotal-U.S. Stocks	—	757	—	—	757

International Stocks:
Variable Life Insurance Policies (3)	—	110	—	—	110
Common trusts (4)	—	59	—	—	59
Subtotal-International Stocks	—	169	—	—	169

Bonds:
Variable Life Insurance Policies (5)	—	174	—	—	174
Common trusts (5)	—	131	—	—	131
U.S. government securities (federal):
Other U.S. government securities	—	20	—	—	20
U.S. government securities (state & other)	—	—	—	—	—
Non U.S. government securities	—	2	—	—	2
Corporate Debt:
Corporate bonds	—	53	—	—	53
Asset-backed	—	16	—	—	16
CMOs	—	10	—	—	10
CLOs	—	15	—	—	15
Interest rate swaps (Notional amount: $253)	—	—	—	—	—
Registered investment companies	4	—	—	—	4
Other (6)	—	—	1	—	1
Subtotal-Bonds	4	421	1	—	426

Short-Term Investments:
Registered investment companies	163	—	—	—	163
Subtotal-Short-Term Investments	163	—	—	—	163

Total Plan Assets	$167	$1,347	$1	$—	$1,515

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2018:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Variable Life Insurance Policies (1)	$—	$538	$—	$—	$538
Common trusts (2)	—	75	—	—	75
Subtotal-U.S. Stocks		613	—	—	613

International Stocks:
Variable Life Insurance Policies (3)	—	91	—	—	91
Common trusts (4)	—	53	—	—	53
Subtotal-International Stocks		144	—	—	144

Bonds:
Variable Life Insurance Policies (5)	—	157	—	—	157
Common trusts (5)	—	130	—	—	130
U.S. government securities (federal):
Other U.S. government securities	—	25	—	—	25
U.S. government securities (state & other)	—	—	—	—	—
Non U.S. government securities	—	—	—	—	—
Corporate Debt:
Corporate bonds	—	121	—	—	121
Asset-backed	—	26	1	—	27
CMOs	—	18	1	—	19
CLOs	—	18	—	—	18
Interest rate swaps (Notional amount: $188)	—	(2)	—	—	(2)
Registered investment companies	3	—	—	—	3
Other (6)	—	—	2	—	2
Subtotal-Bonds	3	493	4	—	500

Short-Term Investments:
Registered investment companies	138	—	—	—	138
Subtotal-Short-Term Investments	138	—	—	—	138

Total Plan Assets	$141	$1,250	$4	$—	$1,395

1.	This category invests in U.S. stocks, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

2.	This category invests in U.S. stocks, primarily large cap equities.

3.	This category invests in international stocks, primarily large cap international equities whose objective is to track an index.

4.	This category fund invests in large cap international stocks whose objective is to outperform an index.

5.	This category invests in U.S. government and corporate bond funds.

6.	Cash and cash equivalents, short-term investments, payables and receivables and open future contract positions (including fixed income collateral).

12D.
The domestic discount rate used to value the pension and postretirement obligations at December 31, 2019 and 2018 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 540 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2019 and 2018. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2019 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2018. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.
The Company applied the same approach to the determination of the expected long term rate of return in 2020. The expected long term rate of return for 2020 is 6.00% and 6.75% for the pension and postretirement plans, respectively.

12E.
The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2019, 2018 and 2017. The matching contributions by the Company included in “Other expenses” are $84 million, $89 million and $74 million for 2019, 2018 and 2017, respectively.

12F.	The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.	The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/ holding company.

12H.	Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.	The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments and Other Postretirement Benefit Subsidy Receipts:

Years	Other Postretirement Benefits	Other Postretirement Benefit Subsidy Receipt
	(in millions)
2020	$147	$8
2021	147	8
2022	148	8
2023	147	7
2024	146	7
2025-2029	691	32
Total	$1,426	$70

12J.	Share Based Payments
Employees participate in share based payment awards sponsored by Prudential Financial for which the Company has no legal obligation. Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2019, 2018 and 2017, include allocated costs of $1 million, $1 million and $2 million, respectively, associated with employee stock options and $87 million, $64 million and $89 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS

(1)
The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2019. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.

(2)
New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding December 31. As of December 31, 2019, the Company’s statutory surplus was $11,483 million. For the year ended, December 31, 2019, the Company’s net gain from operations was ($30) million.

In December 2019, the Company paid an ordinary dividend of $600 million to its parent, PFI. The dividend was recorded as dividend to stockholders.

(3)	The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.

(4)	Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.

(5)
In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $337 million and $307 million as of December 31, 2019 and 2018, respectively.

(6)
The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was $1,853 million and $524 million as of December 31, 2019 and 2018, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $3,638 million and $3,776 million as of December 31, 2019 and 2018, respectively.

(7)	The following table provides information relating to the outstanding surplus notes as of December 31, 2019:

Date Issued	Interest Rate	Face Amount of Notes	Carrying Value	Interest and/or Principal Paid Current Year	Total Interest and/or Principal Paid	Unapproved Interest and/or Principal	Date of Maturity
($ in millions)
09/18/09	5.36%	$—	$—	$529	$764	$—	09/18/19
07/01/95	8.30%	350	346	29	700	15	07/01/25
Totals		$350	$346	$558	$1,464	$15

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated (an affiliate), and are administered by the Company as a registrar/paying agent.
On July 30, 2019, the holder of the surplus notes issued by the Company on September 18, 2009 in the aggregate principal amount of $500 million exercised its option to exchange the surplus notes for shares of PFI Common Stock. At that time, the surplus notes were extinguished and the Company recorded the principal repayment of $500 million and the final interest payment of $2 million, representing interest due for the period of July 1 to July 29, 2019, to the holder of the surplus notes.
The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment.
Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.
If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

14.     CONTINGENCIES

14A.	Contingent Commitments
In accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5R”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.

1)
On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1.00. As of December 31, 2019 and 2018, the tangible net worth of Pru Funding was $19 million and $13 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)
On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. The Company’s maximum potential exposure under this agreement was estimated to be $12 million as of December 31, 2019. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)
On December 13, 2005, the Company has entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agrees to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2019 and 2018, the net capital of Pruco Securities was $55 million and $32 million, respectively. On March 20, 2015, the Company paid the maximum amount payable under the guarantee agreement of $10 million to Pruco Securities to maintain the subsidiary’s debt to capital ratio. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)
Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5)
Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)
The Company’s Employee Retirement Income Security Act (“ERISA”) - Separate Accounts are managed by the following affiliates: Prudential Investment Management, Inc., Quantitative Management Associates LLC, Prudential Private Placement Investors, L.P., Jennison Associates LLC, and Prudential Mortgage Capital Company, LLC (collectively, the “Advisor Affiliates”). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA’s fiduciary standards.

7)
The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 22, 2022. The maximum exposure is $1 billion as of December 31, 2019.

8)
Metro Retail is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Citizens, N. A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 20, 2024.

9)
Plaza San Remo is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, JP Morgan Chase Bank, N.A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of February 20, 2020.

10)
92 West Paces is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Federal Home Loan Mortgage Corporation. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of September 1, 2021.

11)
E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Nationwide Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of May 5, 2020.

12)
The Company is the sole member of GA Collins LLC. GA Collins LLC has issued a guarantee in relation to the acquisition of 2000 Collins, a real estate investment directly owned by GA Collins LLC. The guarantee is issued to the senior mortgage lender, Wells Fargo, N.A. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is the value of the mortgaged property, with a $1 billion cap. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of September 21, 2021.

13)
Rock UK Real Estate II S.a.r.l is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of October 18, 2021.

14)
Kyarra S.a.r.l is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of April 25, 2023.

15)
Kyarra S.a.r.l is a real estate investment of Rock Oxford S.a.r.l., which is directly owned by the Company. The Company has entered into a pledge agreement in favor of the senior mortgage lender, Aareal Bank AG, pursuant to which the Company has pledged to the mortgage lender the shares of capital stock of Rock Oxford S.a.r.l as third party security for the mortgage loan. The term of the pledge agreement coincides with the term of the mortgage, which has a debt maturity of April 25, 2023.

16)
Thurloe Commercial Guernsey Limited is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 24, 2023.

17)
The Company is the sole member of GA 1600 Commons LLC. GA 1600 Commons LLC has issued a guarantee in relation to the acquisition of 1600 Commons, a real estate investment directly owned by GA 1600 Commons LLC. The guarantee is issued to the senior mortgage lender, New York Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the terms of the mortgage, which has a debt maturity of July 10, 2027.

18)
PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $3 billion as of December 31, 2019, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

19)
The Company has entered into a joint venture agreement relating to Gibraltar BSN Holdings SDN BHD (the “BSN JV”) with its joint venture partner setting out their respective rights and obligations with respect to the BSN JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the BSN JV, based on their respective ownership percentages in the BSN JV, if determined by the BSN JV’s Board of Directors to be necessary to (i) fund payments under the agreement pursuant to which the BSN JV acquired an insurance operating subsidiary, (ii) comply with applicable law concerning minimum capital, solvency or similar requirements, or (iii) execute the business plan or capital plan of the BSN JV or for any other reasonable business purpose, provided that until approximately year end 2023 such contributions under this clause (iv) are limited to each party’s pro-rata share of 188.4 million Malaysian Ringgit. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

20)
The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$12	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee protection of plan assets under the Company’s ERISA Separate Accounts	(d)	Separate Accounts Liability, Page 3	(b)	No payments required since inception.
7	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
8	Guarantee related to Metro Retail Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
9	Guarantee related to Plaza San Remo Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
10	Guarantee related to 92 West Paces Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
11	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
12	Guarantee related to GA Collins LLC	(a)	Other Invested Assets, Page 3	$1,000	No payments required since inception.
13	Guarantee related to Rock UK Real Estate II S.a.r.l.	$—	Common Stock, Page 3	(b)	No payments required since inception.
14	Guarantee related to Kyarra S.a.r.l.	$—	Common Stock, Page 3	(b)	No payments required since inception.
15	Pledge agreement related to Kyarra S.a.r.l.	$—	Common Stock, Page 3	(b)	No payments required since inception.
16	Guarantee related to Thurloe Commercial Guernsey Limited	$—	Common Stock, Page 3	(b)	No payments required since inception.
17	Guarantee related to 1600 Commons LLC	$—	Real Estate, Page 3	(b)	No payments required since inception.
18	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$2,575	No payments required since inception.
19	Guarantee related to Gibraltar BSN Holdings SDN BHD	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
20	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(a)	Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.

(b)	No limitation on the maximum potential future payments under guarantee.

(c)	No current remaining obligations are held by the supported entity related to assignment agreements.

(d)	The separate account is not a separate legal entity from the Company.

	2019	2018
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$4,587	$4,896
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	4,587	4,896
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$4,587	$4,896

14B.	Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2019 and 2018, the total amount of the liability related to guaranty fund assessments was $27 million and $28 million, respectively. As of December 31, 2019 and 2018, the Company also held a related asset of $43 million and $47 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration.
Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2018	$47
Decreases in December 31, 2019:
Premium tax offsets utilized	4
Increases in December 31, 2019:
Additional premium tax offsets applied	—
Assets recognized from paid and accrued premium tax offsets as of December 31, 2019	$43

14C.	Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $2 million for the year ended December 31, 2019, to settle less than 25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

14D.	Other Contingencies
The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breach of fiduciary duties to customers. In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers.

The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

Individual Annuities, Individual Life and Group Insurance
Broderick v. The Prudential Insurance Company of America, et al.
In December 2016, a complaint entitled Julie Han Broderick, Darron Smith and Thomas Schreck v. The Prudential Insurance Company of America, et al., was filed in the Superior Court of New Jersey, Law Division - Essex County. The complaint: (i) alleges that defendants terminated plaintiffs’ employment for engaging in whistleblowing conduct involving the sale of MyTerm policies through Wells Fargo and violated New Jersey’s Conscientious Employee Protection Act; and (ii) seeks back and front pay, compensatory and punitive damages and attorneys’ fees and costs. In January 2017, defendants filed an answer to the complaint. In December 2019, the court granted the Company’s summary judgment motion and dismissed the complaint.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement.
Escheatment Litigation
Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint.
Residential Mortgage-Backed Securities (“RMBS”) Trustee Litigation
In June 2014, the Company, together with nine other institutional investors, filed six actions in New York state court against certain RMBS trustees. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939, as amended (the “TIA”). In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York. In December 2014, the New York State Court actions were dismissed without prejudice upon the Company’s request. The six actions described above are captioned:
PICA et al. v. Bank of New York Mellon (“BONYM”)
In March 2015, defendants filed a motion to dismiss the amended complaint. In March 2016, the court issued a decision involving BONYM’s motion to dismiss: (i) denying the motion to dismiss the Pooling and Servicing Agreement (“PSA”) trust claims for lack of jurisdiction; (ii) denying the motion regarding claims for violations of the TIA and breach of contract; and (iii) granting the motion regarding claims for negligence and breach of fiduciary duty. In October 2019, the federal court action was dismissed with prejudice. This matter is now closed.
PICA et al. v. Citibank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In September 2015, the court issued a decision involving Citibank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; (ii) with respect to the Indenture trusts, denying the motion regarding claims for breach of contract, violations of the TIA, negligence and breach of fiduciary duty concerning the duty to avoid conflicts of interest; and (iii) with respect to the Indenture trusts, granting the motion to dismiss claims for negligence and breach of fiduciary duty concerning the duty of care. In November 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned Fixed Income Shares: Series M, et al. v. Citibank N.A., asserting claims relating to the PSA trusts. In February 2016, Citibank filed a motion to dismiss the state court complaint. In August 2016, plaintiffs filed an amended complaint in state court, and in September 2016, Citibank filed a motion to dismiss the amended complaint and plaintiffs filed in federal court a motion for class certification. In April 2017, Citibank filed a motion for summary judgment in the federal court action. In June 2017, the state court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning Citibank’s pre-Event of Default obligations; (ii) dismissing plaintiffs’ breach of contract claims concerning Citibank’s post-Event of Default obligations; (iii) sustaining plaintiffs’ implied covenant of good faith and fair dealing claim; (iv) dismissing plaintiffs’ claim for breach of fiduciary duty; and (v) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In July 2017, Citibank filed an appeal to the Appellate Division of the Supreme Court of New York, First Department, from the June 2017 decision denying, in part, its motion to dismiss. In January 2018, the First Department: (i) affirmed the trial court’s ruling upholding the breach of contract claim based on the trustee’s failure to give written notice of breaches of representations and warranties; and (ii) reversed the trial court’s order that sustained plaintiffs’ breach of contract and implied covenant of good faith and fair dealing claims concerning servicing violations. In March 2018, the federal court granted Citibank’s motion for summary judgment. In April 2018, plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals from the March 2018 decision granting summary judgment. In June 2019, the federal court action was dismissed with prejudice, and in September 2019, the state court action was also dismissed with prejudice. This matter is now closed.
PICA et al. v. Deutsche Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Deutsche Bank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Deutsche Bank Trust Company Americas, asserting claims relating to the PSA trusts. In May 2016, the Company, together with other institutional investors, filed an amended class action complaint in California State Superior Court. In July 2016, defendant filed a motion to dismiss the amended federal court complaint. In August 2016, defendant filed a demurrer and motion to strike the amended state court class action complaint. In October 2016, the court issued a decision regarding defendants’ motion to dismiss: (i) sustaining plaintiffs’ breach of contract claims concerning the trust at issue; (ii) dismissing plaintiffs’ tort claims for breach of fiduciary duty; and (iii) dismissing plaintiffs’ claims of breach of duty to avoid conflicts of interest. The court granted plaintiffs’ leave to file an amended complaint. In January 2017, the federal court issued a decision involving Deutsche Bank’s motion to dismiss: (i) granting the motion with respect to plaintiff’s conflicts of interest claims; and (ii) denying the motion with respect to plaintiffs’ representations-and-warranties claims, servicer-notification claims, event-of-default claims and TIA claims. In February 2017, the court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning the failure to remedy known servicing violations as to all sixty two trusts at issue; (ii) sustaining plaintiffs’ breach of contract claims concerning the failure to enforce seller representation and warranty claims as to forty one trusts, and dismissing such claims as to the remaining twenty one trusts; (iii) dismissing plaintiffs’ claim for breach of fiduciary duty; and (iv) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In January 2018, plaintiffs filed motions for class certification in the state and federal court actions. In May 2018, plaintiffs’ motion for class certification was denied in the state court action. In June 2018, plaintiffs filed a Notice of Appeal to the California Court of Appeal of the denial of their class certification motion. In December 2018, the California Court of Appeal entered the parties’ stipulation dismissing plaintiffs’ appeal of the class certification decision. In December 2018, the federal court action was dismissed with prejudice. In January 2019, the state court action was dismissed with prejudice. In January 2019, the state court action was dismissed with prejudice. This matter is now closed.
PICA et al. v. HSBC, et al.
In January 2015, defendants filed a motion to dismiss the amended complaint. In June 2015, the court granted in part, and denied in part, defendants’ motion to dismiss the complaint for failure to state a claim and granted leave to file an amended complaint. In July 2015, plaintiffs filed an amended complaint. In January 2017, plaintiffs filed a motion seeking class certification and appointing class representatives and class counsel. In February 2018, the court denied plaintiffs’ motion for class certification and plaintiffs filed a petition with the Second Circuit Court of Appeals seeking permission to appeal the class certification decision. In May 2018, the Second Circuit denied plaintiffs’ request for permission to appeal the denial of their class certification motion. In May 2019, the court dismissed the case with prejudice. This matter is now closed.
PICA et al. v. U.S. Bank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In May 2015, the court granted defendants’ motion to dismiss: (i) declining to exercise supplemental jurisdiction regarding claims involving the PSA trusts; and (ii) granting leave for plaintiffs to file an amended complaint asserting direct claims involving the Indenture trusts. In June 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. U.S. Bank Nat’l Ass’n, asserting claims relating to the PSA trusts. In July 2015, plaintiffs filed with the court an amended complaint asserting direct claims relating to the Indenture trusts. In August 2015, defendant filed a motion to dismiss the amended class action complaint in the federal court action. In September 2015, defendant filed a motion to dismiss the class action complaint in the state court action. In February 2016, the federal district court issued a decision involving U.S. Bank’s motion to dismiss: (i) upholding the breach of contract and TIA claims; and (ii) dismissing the breach of fiduciary duty and extra-contractual claims. In September 2016, the Company together with other institutional investor plaintiffs filed an amended complaint in state court. In October 2016, U.S. Bank filed a motion to dismiss the amended state court complaint. In November 2016, plaintiffs filed in federal court motions seeking class certification and appointing class representatives and class counsel. In January 2018, the state court issued a decision on U.S. Bank’s motion to dismiss the amended complaint: (i) upholding the representation and warranty breach of contract claims for all 770 trusts; (ii) upholding the breach of contract claims related to servicer violations for 77 trusts; and (iii) dismissing the breach of fiduciary duty, negligence, and implied covenant of good faith and fair dealing claims. In January 2018, the court denied plaintiffs’ motion for class certification in the federal court action. In February 2018, the federal court entered a stipulated order: (i) dismissing all claims involving three trusts with prejudice; (ii) with respect to twenty trusts, dismissing with prejudice the TIA claims for lack of standing, and the breach of contract claims without prejudice; and (iii) dismissing without prejudice the TIA and breach of contract claims concerning the four remaining trusts. In February 2018, U.S. Bank filed an appeal from the state court’s order concerning U.S. Bank’s motion to dismiss the amended complaint. In March 2018, plaintiffs filed a cross-appeal of the state court’s order concerning the motion to dismiss. In August 2018, plaintiffs filed a second class action complaint in New York state court against U.S. Bank, as trustee, asserting claims for breach of contract, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, and breach of duty of care. In October 2018, the New York State Supreme Court, First Department, modified the lower court’s January 2018 order, by dismissing plaintiffs’ breach of contract claims for servicer violations involving 56 of 77 trusts, and otherwise affirmed the remainder of the lower court’s January 2018 order. In April 2019, a decision and order was issued dismissing plaintiffs’ state court action with prejudice. This matter is now closed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

PICA et al. v. Wells Fargo Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Wells Fargo’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims relating to the PSA trusts. In May 2016, defendant filed a motion to dismiss or to stay the state court action. In July 2016, defendant filed a motion to dismiss the amended complaint filed previously in federal court. In October 2016, the court dismissed the state court complaint. In December 2016, the Company, together with other institutional investors, filed a complaint in New York State Court, captioned BlackRock Core Bond Portfolio, et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims related to the PSA trusts. In March 2017, the federal court issued an order concerning defendant’s motion to dismiss as to the Indenture trusts: (i) sustaining plaintiffs’ breach of contract claims; plaintiffs’ claims for violations of the TIA; and plaintiffs’ claims for breach of the duty to avoid conflicts of interest; and (ii) dismissing plaintiffs’ claims for breach of fiduciary duty as duplicative of the sustained contract claims. In May 2017, Wells Fargo filed a third-party complaint for contribution against PGIM, Inc., alleging that, in the event the Prudential plaintiff Funds prevail on their claims for damages against Wells Fargo, PGIM must contribute to the award due to PGIM’s alleged breach of fiduciary duties owed to the Funds in managing the Funds’ RMBS investments. In June 2017, Wells Fargo filed a motion to dismiss the complaint in New York State Court. In October 2017, PGIM filed a motion to dismiss the third-party complaint filed by Wells Fargo seeking contribution. In January 2018, plaintiffs filed a motion for class certification in the federal court action. In November 2018, plaintiffs filed an amended complaint in New York state court against Wells Fargo, as trustee, asserting claims for breach of contract, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, breach of duty of due care, and violation of the TIA. In May 2019, the state court entered an Order and Final Judgment approving the class action settlement and dis missing the case with prejudice, and the federal court action was dismissed with prejudice. This matter is now closed.
Regulatory Matters
Securities Lending and Foreign Tax Reclaim Matter
In 2016, PFI self-reported to the SEC and the DOL, and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting PFI that limited the availability of loanable securities. PFI has removed the restriction and implemented a remediation plan for the benefit of customers. As part of PFI’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. PFI has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.
The DOL’s review of the securities lending matter is closed. In September 2019, PFI reached a settlement of these matters with the SEC. As part of the settlement PFI agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of PFI violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, PFI neither admitted nor denied the SEC’s findings.
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

15.    LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2019, future minimum lease payments under non-cancelable operating leases are estimated as follows:

Year	Minimum aggregate rental commitments
(in millions)

2020	$92
2021	82
2022	65
2023	48
2024	41
Total	$328

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2019, 2018 and 2017 was $78 million, $90 million and $79 million, respectively.

16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2019		2018
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$7	$7	$5	$5
Ordinary - Renewal Business	2,482	2,481	2,214	2,213
Group Life	276	276	323	323
Group Annuity	541	541	394	394
Total	$3,306	$3,305	$2,936	$2,935

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

17.    OTHER DISCLOSURES AND UNUSUAL ITEMS
Other disclosures
As a result of an agreement with the New York State Department of Financial Services (“NY DFS”) regarding the Company’s reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company’s state of domicile, or any states other than New York, and therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to hold additional New York statutory reserves in the future. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

The Company is subject to an annual fee under section 9010 of the Affordable Care Act (“ACA”). This annual fee is allocated to individual health insurers based on the ratio of the amount of an entity’s net premiums written for health insurance for any U.S. health risk during the preceding calendar year to the aggregate amount of health insurance for any U.S. health risk that is written during the preceding calendar year. For the year ended December 31, 2019, the Company had health insurance premiums subject to the ACA assessment of $2 million. However, because net premiums written in 2019 were less than $25 million, no fee is required. As such, there is no expected impact to risk based capital.

The Company has, consistent with past practice, guaranteed that a minimum amount of $525 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2020, as declared by the Company’s Board of Directors.

During 2019, the Company incurred implementation costs for certain programs that are expected to result in margin improvements, including a charge related to PFI’s Voluntary Separation Program offered to certain eligible U.S.-based employees. The voluntary separation program excluded senior executives and employees in certain roles. The employment end dates for the employees that applied to participate in the program and whose applications were accepted by management are expected to occur between February and September of 2020.

In the fourth quarter of 2019, the Company increased reserves for Group Annuity contracts. The increase of $197 million was recorded in the Statement of Operations and Changes in Capital and Surplus through two lines, with $174 million recorded within “Other changes, net” and $23 million recorded within “Net change in separate accounts surplus.”

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2019		2018
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,325	68.7%	$2,054	71.0%
Stocks	793	23.4%	519	18.0%
Mortgage loans	—	0.0%	—	0.0%
Real estate	—	0.0%	—	0.0%
Cash and short-term investments	222	6.6%	275	9.5%
Derivatives	4	0.1%	2	0.1%
Other invested assets	39	1.2%	40	1.4%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$96	$—	$—	$96	1.0%
At book value less current surrender charge of 5% or more (1)	120	—	—	120	1.2%
At fair value	—	—	1,933	1,933	19.7%
Total with market value adjustment or at fair value	216	—	1,933	2,149	21.9%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,455	—	—	2,455	25.0%
Not subject to discretionary withdrawal	5,203	—	—	5,203	53.1%
Total (Gross: Direct + Assumed)	7,874	—	1,933	9,807	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,873	$—	$1,933	$9,806
Amount included in (1) above that will move to (2) in the year after the statement date	$2	$—	$—	2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$6,815	$1,748	$—	$8,563	7.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,052	31,573	32,625	26.8%
Total with market value adjustment or at fair value	6,815	2,800	31,573	41,188	33.8%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,818	10	—	1,828	1.5%
Not subject to discretionary withdrawal	25,415	53,417	—	78,832	64.7%
Total (Gross: Direct + Assumed)	34,048	56,227	31,573	121,848	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$34,048	$56,227	$31,573	$121,848
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,107	—	6,676	9,783	34.6%
Total with market value adjustment or at fair value	3,107	—	6,676	9,783	34.6%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,232	—	—	7,232	25.6%
Not subject to discretionary withdrawal	11,281	—	—	11,281	39.8%
Total (Gross: Direct + Assumed)	21,620	—	6,676	28,296	100.0%
Reinsurance ceded	4,899	—	—	4,899
Total (Net)	$16,721	$—	$6,676	$23,397
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$58,642	$—	$—	$58,642
Separate Accounts Annual Statement	—	56,227	40,182	96,409
Total annuity actuarial reserves and deposit liabilities	$58,642	$56,227	$40,182	$155,051

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$100	$—	$—	$100	1.1%
At book value less current surrender charge of 5% or more (1)	151	—	—	151	1.6%
At fair value	—	—	1,766	1,766	18.6%
Total with market value adjustment or at fair value	251	—	1,766	2,017	21.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,570	—	—	2,570	27.1%
Not subject to discretionary withdrawal	4,911	—	—	4,911	51.6%
Total (Gross: Direct + Assumed)	7,732	—	1,766	9,498	100.0%
Reinsurance ceded	2	—	—	2
Total (Net)	$7,730	$—	$1,766	$9,496
Amount included in (1) above that will move to (2) in the year after the statement date	$17	$—	$—	$17

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$6,757	$44	$—	$6,801	5.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	808	32,912	33,720	28.4%
Total with market value adjustment or at fair value	6,757	852	32,912	40,521	34.1%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,811	10	—	1,821	1.5%
Not subject to discretionary withdrawal	24,991	51,608	—	76,599	64.4%
Total (Gross: Direct + Assumed)	33,559	52,470	32,912	118,941	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$33,559	$52,470	$32,912	$118,941
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,037	—	6,420	9,457	33.6%
Total with market value adjustment or at fair value	3,037	—	6,420	9,457	33.6%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,493	—	—	7,493	26.6%
Not subject to discretionary withdrawal	11,175	—	—	11,175	39.8%
Total (Gross: Direct + Assumed)	21,705	—	6,420	28,125	100.0%
Reinsurance ceded	4,986	—	—	4,986
Total (Net)	$16,719	$—	$6,420	$23,139
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

*Prior period presentation has been updated to conform to current period presentation.

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$58,008	$—	$—	$58,008
Separate Accounts Annual Statement	—	52,470	41,098	93,568
Total annuity actuarial reserves and deposit liabilities	$58,008	$52,470	$41,098	$151,576

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	2019
	General Account			Separate Account - Guaranteed & Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$75	$97	$131	$—	$—	$—
Universal Life	2,446	2,531	2,708	—	—	—
Universal Life with Secondary Guarantees	4,922	4,117	12,203	—	—	—
Indexed Universal Life	393	347	446	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	39	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	1,759	1,906	2,195	10,773	10,772	10,773
Variable Universal Life	1,474	1,461	1,727	25,446	25,446	25,446
Miscellaneous Reserves	—	66,576	67,770	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			4,325			—
Accidental Death Benefits			556			—
Disability - Active Lives			201			—
Disability - Disabled Lives			539			—
Miscellaneous Reserves			792			—
Total (Gross: Direct + Assumed)	11,069	77,035	93,632	36,219	36,218	36,219
Reinsurance Ceded	4,824	49,120	60,503	—	—	—
Total (Net)	$6,245	$27,915	$33,129	$36,219	$36,218	$36,219

	2019
	General Account	Separate Account - Guaranteed & Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$33,129	$—	$33,129
Separate Accounts Annual Statement	—	36,219	36,219
Total life actuarial reserves	$33,129	$36,219	$69,348

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

20.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2019 and 2018, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, single name credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.
Separate account assets at fair value -Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.

(1)	The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)		Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$—	$—	$23	$—		$23

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	722	—	—		722

Preferred stock:
Industrial and Misc	—	—	2	—		2

Common stock:
Industrial and Misc	48	30	143	—		221

Derivative assets: (b)
Currency swaps	—	80	—	—		80
Interest rate swaps	—	2,505	—	—		2,505
Total return swaps	—	24	—	—		24
Options	—	30	19	—		49
Forwards	—	5	—	—		5
Currency forwards	—	—	—	—		—

Total Derivative assets	—	2,644	19	—		2,663

Separate account assets (a)	9,389	67,932	980	22,515		100,816

Total assets at fair value	$9,437	$71,328	$1,167	$22,515		$104,447

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$21	$—	$—		$21
Interest rate swaps	—	1,040	—	—		1,040
Total return swaps	—	90	—	—		90
Options	—	14	—	—		14
Credit default swaps	—	—	—	—	0	—
Currency forwards	—	26	—	—		26

Total Derivative liabilities	—	1,191	—	—		1,191

Total liabilities at fair value	$—	$1,191	$—	$—		$1,191

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$—	$—	$16	$—	$16

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	556	—	—	556

Preferred stock:
Industrial and Misc	—	—	3	—	3

Common stock:
Industrial and Misc	59	41	160	—	260

Derivative assets: (b)
Currency swaps	—	74	—	—	74
Interest rate swaps	—	1,710	—	—	1,710
Total return swaps	—	58	—	—	58
Options	—	14	20	—	34
Forwards	—	—	—	—	—
Currency forwards	—	12	—	—	12

Total Derivative assets	—	1,868	20	—	1,888

Separate account assets (a)	9,743	59,937	879	24,006	94,565

Total assets at fair value	$9,802	$62,402	$1,078	$24,006	$97,288

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$64	$—	$—	$64
Interest rate swaps	—	673	—	—	673
Total return swaps	—	1	—	—	1
Options	—	1	—	—	1
Credit default swaps	—	1	—	—	1
Currency forwards	—	1	—	—	1

Total Derivative liabilities	—	741	—	—	741

Total liabilities at fair value	$—	$741	$—	$—	$741

a.
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

b.	Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)    The tables below provide the following data as of December 31, 2019 and 2018:

a.	Summary of the changes in fair value of Level 3 assets and liabilities.

b.	The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2019	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2019

	(in millions)
Bonds:
Industrial and Misc	$16	$18	$(8)	$1	$(2)	$—	$—	$—	$(2)	$23
Preferred stock:
Industrial and Misc	3	10	(10)	(2)	1	—	—	—	—	2
Common stock:
Industrial and Misc	160	—	—	5	(2)	2	—	(22)	—	143
Derivatives	20	—	—	—	—	—	—	(1)	—	19
Separate account assets (a)	879	55	(71)	8	148	97	—	(12)	(124)	980
Total Assets	$1,078	$83	$(89)	$12	$145	$99	$—	$(35)	$(126)	$1,167

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2018	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2018

	(in millions)
Bonds:
Industrial and Misc	$4	$34	$(7)	$(8)	$(6)	$1	$—	$—	$(2)	$16
Preferred stock:
Industrial and Misc	4	5	(2)	(1)	(3)	—	—	—	—	3
Common stock:
Industrial and Misc	56	—	(9)	(2)	6	137	—	(28)	—	160
Derivatives	22	—	—	—	—	—	—	(2)	—	20
Separate account assets (a)	26,329	110	(25,565)	(5)	(50)	201	—	(21)	(120)	879
Total Assets	$26,415	$149	$(25,583)	$(16)	$(53)	$339	—	$(51)	$(122)	$1,078

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were ($1) million and $3 million as of December 31, 2019 and 2018, respectively.
Unrealized gains for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were $139 million and $65 million as of December 31, 2019 and 2018, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2019.

(3)	The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2019:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Bonds	$98,580	$90,272	$—	$96,052	$2,528	$—	$—
Unaffiliated preferred stock	114	100	—	82	32	—	—
Unaffiliated common stock	221	221	48	30	143	—	—
Mortgage loans	22,147	21,429	—	—	22,147	—	—
Real estate	804	532	—	—	804	—	—
Contract loans	2,943	2,943	—	—	2,943	—	—
Cash and short-term investments	5,827	5,827	1,415	4,205	207	—	—
Derivative financial instruments	3,792	3,455	—	3,773	19	—	—
Other invested assets	80	58	—	80	—	—	—
Separate accounts	149,236	146,278	9,502	106,864	10,355	22,515	—
Liabilities:
Deposit-type contracts	$16,897	$16,721	$—	$12,444	$4,453	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	6,812	6,812	—	6,812	—	—	—
Cash collateral held for loaned securities	2,797	2,797	—	2,797	—	—	—
Derivative financial instruments	1,478	1,329	21	1,457	—	—	—
Separate account liabilities-investment contracts	97,462	97,574	—	28,681	68,781	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2018:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$86,850	$84,868	$—	$84,231	$2,619	$—	$—
Unaffiliated preferred stock	110	99	—	79	31	—	—
Unaffiliated common stock	260	260	59	41	160	—	—
Mortgage loans	19,204	19,140	—	—	19,204	—	—
Real estate	901	531	—	—	901	—	—
Contract loans	2,903	2,903	—	—	2,903	—	—
Cash and short-term investments	3,744	3,744	208	3,399	137	—	—
Derivative financial instruments	2,772	2,873	12	2,740	20	—	—
Other invested assets	74	58	—	74	—	—	—
Separate accounts	137,162	137,672	9,756	94,901	8,499	24,006	—
Liabilities:
Deposit-type contracts	$16,652	$16,718	$—	$11,888	$4,764	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	6,908	6,908	—	6,908	—	—	—
Cash collateral held for loaned securities	2,463	2,463	—	2,463	—	—	—
Derivative financial instruments	1,007	866	—	1,007	—	—	—
Separate account liabilities-investment contracts	95,238	95,398	—	28,928	66,310	—	—

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Notes payable and other borrowing - The fair value of debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.
Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2019			December 31, 2018
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

(in millions)
US treasury and obligation of US governments	$—	$—	$—	$—	$—	$—
Corporate securities	23	—	23	16	—	16
Asset-backed securities	—	—	—	—	—	—
Residential mortgage-backed securities	—	—	—	—	—	—
Equity securities	144	1	145	146	17	163

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2019
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$23	Discounted Cash Flow	Discount Rate	5%-15%

Equity Securities	$141	Cost
		Market Comparables	EBITDA multiples
		Net Asset Value	Share Price

	December 31, 2018
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$13	Discounted Cash Flow	Discount Rate	7%-20%

Corporate Securities	$3	Liquidation Analysis	Orderly Liquidation Value	43%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

21.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2019, 2018 and 2017 were $168 million, $311 million and $326 million, respectively.

22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,471 million, $1,409 million and $1,436 million for the years ended December 31, 2019, 2018 and 2017, respectively. This represented 58%, 46% and 39% of the total net premiums written for group life for the years ended December 31, 2019, 2018 and 2017, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $133 million, $89 million and $100 million for the years ended December 31, 2019, 2018 and 2017, respectively. This represented 10%, 7% and 9% of the total net premiums written for group accident and health for the years ended December 31, 2019, 2018 and 2017, respectively.
23.    PARTICIPATING POLICIES
For the period ended December 31, 2019, 2018 and 2017, premiums under individual and group accident and health participating policies were $3 million, $4 million and $4 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2019, 2018 and 2017.
For the period ended December 31, 2019, 2018 and 2017, premiums under individual life participating policies were $10 million, $10 million and $11 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of ($167) million, ($11) million and ($181) million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2019, 2018 and 2017, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 61% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2019 and 2018. Approximately 39% at December 31, 2019 and 2018 of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.
Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.
As of December 31, 2019 and 2018, the Company did not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the Company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.
For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.
For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.
The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.
For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.
As of December 31, 2019 and 2018, the Company had $3.0 billion and $3.3 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.
Reserves calculated for assumed dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.
Group Life
For group life insurance, approximately 27% and 25% of the reserves at December 31, 2019 and 2018, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2005 Group Life Term Waiver Table at various interest rates. The remaining reserves are unearned premium reserves, reserves for group life fund accumulations and other miscellaneous reserves.
Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 75% and 77% of the individual annuity reserves at December 31, 2019 and 2018, respectively. The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.
Group Annuities
Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the appropriate single premium immediate annuity rates. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.
Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract. A statutory basis change was filed in 2019 for a single longevity reinsurance contract. See below for additional information related to the change in valuation basis.
The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.75% to 6.75% as of December 31, 2019 and from 2.75% to 6.75% as of December 31, 2018. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2019 and 2018, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.
Individual Long Term Care active life reserves are one-year full preliminary term reserves. There is no statutory basis change in 2019. A statutory basis change was filed in 2018 to increase the morbidity assumption margin. See below for additional information related to the change in valuation basis. The assumptions for 2019 and 2018 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates are ranged from 3.5% to 4.5% as of December 31, 2019 and 2018, depending on the effective date of coverage of each participant.
Group Long Term Care active life reserves are one-year full preliminary term reserves. There is no statutory basis change in 2019. A statutory basis change was filed in 2018 to increase the morbidity assumption margin. The assumptions for 2019 and 2018 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates are ranged from 3.5% to 5.5% as of December 31, 2019 and 2018, depending on the effective date of coverage of each participant.
Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2017 Milliman Long Term Care Guidelines with modification of company experience for 2019 and 2018. Interest rates are ranged from 3.5% to 4.5% as of December 31, 2019 and 2018, depending on the disablement date claim for each claimant.
MetLife Long Term Care active life reserves are using the 1983 GAM mortality table and interest rates ranging from 3.5% to 5.5% as of December 31, 2019 and 2018. For Disable Life Reserve, MetLife Termination Experience is used and the interest rates of 3.5% as of December 31, 2019 and 2018.
Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior and using the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 and after as of December 31, 2019 and 2018.
Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2019 and 2018.
Other Disclosures
The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $2,080 million and $1,545 million at December 31, 2019 and 2018, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Tabular Interest has been determined by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The international insurance business released $185 million of reserves in 2019 after receiving approval from the NJDOBI for a statutory basis change. The basis change reflected a change to the 1952 Disability Incidence table used to calculate Active Life Disability Waiver of Premium (“WP”) reserves. All policies reinsured from Prudential of Japan and Prudential Gibraltar Financial Life into PICA have the WP rider and reflect the updated basis change. Of the total $185 million reserves, $45 million is attributed to Active Life WP and $140 million is attributed to a reduction in Deficiency reserves. Due to the law not prescribing incidence rates after age 64, the original polynomial extrapolation approach was replaced with a constant flat incidence rate for ages 64 and above to better align with Japanese experience.
As of December 31, 2019, the change in reserves due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, for ordinary life insurance and group annuity reserves, was a decrease of $185 million which was due to the following:

Valuation Basis		Ordinary Life Insurance	Group Annuities	Total

Change From	Change To	(in millions)
1952 Disability Table with Polynomial Extrapolation of Incidence Rates post-age 64	1952 Disability Table with Flat Incidence Rates post-age 64	$(185)	$—	$(185)
S1PxA CMI 2013 3.50%	S2PxA CMI 2017 3.00%	—	—	—
	Total	$(185)	$—	$(185)
As of December 31, 2018, the change in reserves due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, for long-term care reserves, was an increase of $877 million which was due to the following:

Valuation Basis		Long-Term Care	Total

Change From	Change To	(in millions)
Morbidity assumption margin of 15%	Morbidity assumption margin of 34%	$877	$877
	Total	$877	$877

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

25.    SEPARATE ACCOUNTS

25A.
The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $146 billion and $137 billion as of December 31, 2019 and 2018, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets*		Separate Account Assets (Not Legally Insulated)
	2019	2018	2019	2018
	(in millions)
Group Annuity Contracts - Not reclassed to the General Account**	$51,685	$52,310	$25	$17
Group Annuity Contracts - Reclassed to the General Account for GAAP	45,889	43,089	326	208
Group Variable Universal Life	137	116	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	35,082	30,630	8	7
Registered Group Flexible Premium Variable Life Insurance Contract	6	6	1	1
Variable Life	10,983	9,350	22	18
Variable Annuity	2,109	1,914	5	6
Total	$145,891	$137,415	$387	$257

*In addition to assets supporting contract holder liabilities, the legally insulated assets above include assets supporting other liabilities. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

**Prior period amounts have been reclassified to conform to current period presentation.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2019 and 2018, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $2.4 billion and $2.9 billion, respectively. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $21 million, $26 million and $25 million as of December 31, 2019, 2018 and 2017, respectively.

The Company’s General Account has paid $24 million, $23 million and $31 million towards Separate Account guarantees for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2019 and 2018, the market value of loaned securities within the Separate Accounts was $2.7 billion and $3.0 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2019
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
		(in millions)
Premiums, considerations or deposits for period ended 12/31/2019	$4,209	$1,498	$9,050	$14,757
Reserves as of 12/31/2019
For accounts with assets at:
Market Value	$12,645	$—	$74,459	$87,104
Amortized Cost	22,448	23,076	—	45,524
Total Reserves	$35,093	$23,076	$74,459	$132,628

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$3,134	$41	$—	$3,175
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,578	—	74,459	76,037
At book value without MV adjustment and with current surrender charge of less than 5%	10	—	—	10
Subtotal	4,722	41	74,459	79,222
Not subject to discretionary withdrawal	30,371	23,035	—	53,406
Total	$35,093	$23,076	$74,459	$132,628

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2018
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
		(in millions)
Premiums, considerations or deposits for period ended 12/31/2018	$4,359	$3,971	$7,687	$16,017
Reserves as of 12/31/2018
For accounts with assets at:
Market Value	$12,047	$—	$71,800	$83,847
Amortized Cost	16,904	25,380	—	42,284
Total Reserves	$28,951	$25,380	$71,800	$126,131

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$1,362	$43	$—	$1,405
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,308	—	71,800	73,108
At book value without MV adjustment and with current surrender charge of less than 5%	10	—	—	10
Subtotal	2,680	43	71,800	74,523
Not subject to discretionary withdrawal	26,271	25,337	—	51,608
Total	$28,951	$25,380	$71,800	$126,131

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2019	2018	2017
	(in millions)
Transfers to Separate Accounts	$14,229	$15,811	$11,190
Transfers from Separate Accounts	18,809	15,639	13,522
Net transfers to (from) Separate Accounts	$(4,580)	$172	$(2,332)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Investment Income Earned:
U.S. Government Bonds	$224
Other bonds (unaffiliated)	3,425
Bonds of affiliates	111
Preferred stocks (unaffiliated)	5
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	2
Common stocks of affiliates	435
Mortgages loans	897
Real estate	168
Premium notes, policy loans and liens	147
Cash, cash equivalents and short-term investments	115
Derivative instruments	286
Other invested assets	259
Aggregate write-ins for investment income	11
Gross investment income	$6,085

Real Estate Owned - Book Value less Encumbrances	$532

Mortgage Loans - Book Value:
Agricultural mortgages	$1,667
Residential mortgages	—
Commercial mortgages	19,762
Total mortgage loans	$21,429

Mortgage Loans by Standing - Book Value:
Good standing	$21,417
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	12
Foreclosure in process	—
Total mortgage loans	$21,429

Other Long Term Assets - Statement Value	$6,569

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$2,689
Preferred stocks	$—
Common stocks	$7,131

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$11,964
Over 1 year through 5 years	28,314
Over 5 years through 10 years	18,811
Over 10 years through 20 years	13,880
Over 20 years	21,783
Total by Maturity	$94,752

Bonds by NAIC Designation - Statement Value:
NAIC 1	$63,479
NAIC 2	26,391
NAIC 3	2,779
NAIC 4	1,604
NAIC 5	462
NAIC 6	37
Total by NAIC Designation	$94,752

Total Bonds Publicly Traded	$66,689
Total Bonds Privately Placed	$28,063

Preferred Stocks - Statement Value	$101
Common Stocks - Market Value	$7,352
Short-Term Investments - Book Value	$865
Options, Caps & Floors Owned - Statement Value	$—
Options, Caps & Floors Written and In Force - Statement Value	$—
Collar, Swap & Forward Agreements Open - Statement Value	$2,126
Futures Contracts Open - Current Value	$—
Cash on Deposit	$391

Life Insurance in Force:
Industrial	$2,074
Ordinary	$1,309,275
Credit Life	$—
Group Life	$1,944,256

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$34,618

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,998
Ordinary	$48,165
Credit Life	$—
Group Life	$432,523

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$3,246
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,920
Income Payable	$69
Group - Involving Life Contingencies Income Payable	$14

Annuities:
Ordinary
Immediate - Amount of Income Payable	$281
Deferred - Fully Paid Account Balance	$21,990
Deferred - Not Fully Paid Account Balance	$245

Group
Amount of Income Payable	$1,215
Fully Paid Account Balance	$8,846
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Group	$1,406
Credit	$—
Other	$236

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,472
Dividend Accumulations - Account Balance	$82

Claim Payments 2019:
Group Accident and Health
2019	$266
2018	$470
2017	$506
Other Accident & Health
2019	$10
2018	$33
2017	$62
Other Coverages that use developmental methods to calculate claims reserves
2019	$—
2018	$—
2017	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Total admitted assets as reported in the Company’s Annual Statement:	$146,040

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in millions)
Common Stock - Pruco Life Insurance Company	$1,665	1.1%
Long Term Bonds/Preferred Stock/Common Stock - Prudential Realty Secs	$1,589	1.1%
Joint Venture - Ironbound Fund LLC	$1,414	1.0%
Common Stock - Prudential Retirement Insurance and Annuity Company	$1,178	0.8%
Short-term/ Cash equivalents - Dryden Core Fund MM SER MMMF	$722	0.5%
Long Term Bonds - Prudential Annuities Life Assurance Corporation	$654	0.4%
Long Term Bonds - WF-RBS Commercial Mortgage Tru	$641	0.4%
Long Term Bonds - Wells Fargo Commercial Mortgage	$456	0.3%
Long Term Bonds - Citigroup Commercial Mortgage	$444	0.3%
Joint Venture - Prudential Impact Investments Private Equity LLC	$439	0.3%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$63,479	43.5%	P/RP-1	$79	0.1%
NAIC-2	$26,391	18.1%	P/RP-2	$—	0.0%
NAIC-3	$2,779	1.9%	P/RP-3	$—	0.0%
NAIC-4	$1,604	1.1%	P/RP-4	$—	0.0%
NAIC-5	$462	0.3%	P/RP-5	$12	0.0%
NAIC-6	$37	0.0%	P/RP-6	$10	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$24,805	17.0%
Foreign-currency-denominated investments	$7,970	5.5%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$21,184	14.5%
Countries rated NAIC-2	$3,237	2.2%
Countries rated NAIC-3 or below	$385	0.3%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: Cayman Islands	$5,929	4.1%
Country: United Kingdom	$4,136	2.8%

Countries rated NAIC- 2:
Country: Mexico	$1,039	0.7%
Country: Italy	$973	0.7%

Countries rated NAIC-3 or below:
Country: Britain Virgin Islands	$200	0.1%
Country: Costa Rica	$76	0.1%

Aggregate unhedged foreign currency exposure:	$525	0.4%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$511	0.4%
Countries rated NAIC-2	$13	0.0%
Countries rated NAIC-3 or below	$—	0.0%

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: United Kingdom	$268	0.2%
Country 2: Chile	$203	0.1%

Countries rated NAIC-2:
Country 1: Italy	$13	0.0%
Country 2:	$—	0.0%

Countries rated NAIC-3 or below:
Country 1:	$—	0.0%
Country 2:	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

The ten largest non-sovereign (i.e., non-governmental) foreign issues, by NAIC rating:

NAIC - 1 - OCH ZIFF LOAN MGMT FUNDING LTD CLO	$339	0.2%
NAIC - 1 - SHELL INTERNATIONAL FINANCE BV	$274	0.2%
NAIC - 1 - KVK CLO LTD	$233	0.2%
NAIC - 1 - TRINITAS CLO LTD	$225	0.2%
NAIC - 1 - Prudential Chile II Spa	$203	0.1%
NAIC - 2,5 - Nterhoerbiger Finanz AG	$194	0.1%
NAIC - 1 - NIPPON LIFE INS	$191	0.1%
NAIC - 1 - NORDEA BANK AB	$187	0.1%
NAIC - 1 - SOUND POINT CLO I LTD	$185	0.1%
NAIC - 1 - SIEMENS FINANCIERINGSMAATSCHAP	$173	0.1%

Aggregate Canadian investment exposure:

Total admitted assets held in Canadian investments	$—	0.0%
Canadian-currency-denominated investments	$—	0.0%
Canadian-denominated insurance liabilities	$—	0.0%
Unhedged Canadian currency exposure	$—	0.0%

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

Colico Inc	$2,088	1.4%
PRUCO Life Insurance Company	$1,665	1.1%
Ironbound Fund LLC	$1,414	1.0%
Prudential Retirement Insurance and Annuity Company	$1,178	0.8%
Orchard Street Acres Inc.	$773	0.5%
Prudential Realty Secs	$567	0.4%
Colico II Inc	$518	0.4%
Prudential Impact Investments Private Equity LLC	$439	0.3%
Prudential Capital Partners V, L.P.	$253	0.2%
Prudential Legacy Insurance Company of New Jersey	$252	0.2%

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

COMM / C.J. SEGERSTROM & SONS	$226	0.2%
COMM / Arcis Equity Partners, LLC	$196	0.1%
COMM / DRA Advisors, Inc.	$180	0.1%
COMM / Oxford Properties Group - 57747	$172	0.1%
COMM / Morgan Properties	$167	0.1%
COMM / Boston Properties	$165	0.1%
COMM / The Blackstone Group	$161	0.1%
COMM / Simon Property Group	$152	0.1%
COMM / Oxford Properties Group - 57744	$151	0.1%
COMM / Corporate Properties of the Americas	$148	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$33	0.0%
Mortgage loans over 90 days past due	$12	0.0%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91% to 95%	$—	0.0%	$32	0.0%	$—	0.0%
81% to 90%	$—	0.0%	$52	0.0%	$—	0.0%
71% to 80%	$—	0.0%	$2,830	1.9%	$—	0.0%
Below 70%	$—	0.0%	$16,848	11.5%	$1,667	1.1%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$2,797	1.9%	$2,540	$2,675	$2,930
Repurchase agreements	$5,725	3.9%	$6,060	$5,766	$5,296
Reverse repurchase agreements	$13	0.0%	$13	$13	$13
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$49	0.0%	$(14)	0.0%
Income Generations	—	0.0%	—	0.0%
Other	—	0.0%	—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$871	0.6%	$799	$843	$850
Income Generation	$—	0.0%	$—	$—	$—
Replications	$987	0.7%	$1,029	$2,942	$749
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$104	0.1%	$93	$87	$117
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)
Long-Term Bonds:
U.S. governments	$6,748	4.9%	$6,748	4.9%
All other governments	4,024	2.9%	4,024	2.9%
U.S. states, territories and possessions, etc. guaranteed	329	0.2%	329	0.2%
U.S. political subdivisions of states, territories, and possessions, guaranteed	465	0.3%	465	0.3%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	6,366	4.6%	6,366	4.6%
Industrial and miscellaneous	68,683	49.5%	68,683	49.5%
Hybrid securities	307	0.2%	307	0.2%
Parent, subsidiaries and affiliates	2,689	1.9%	2,689	1.9%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated Bank loans	661	0.5%	661	0.5%
Total long-term bonds	$90,272	65.0%	$90,272	65.0%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$101	0.1%	$101	0.1%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	$101	0.1%	$101	0.1%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$221	0.2%	$221	0.2%
Industrial and miscellaneous Other (Unaffiliated)	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Other	7,131	5.1%	7,131	5.1%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	$7,352	5.3%	$7,352	5.3%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$1,667	1.2%	$1,667	1.2%
Residential properties	—	0.0%	—	0.0%
Commercial loans	19,700	14.2%	19,700	14.2%
Mezzanine real estate loans	62	0.1%	62	0.1%
Total mortgage loans	$21,429	15.5%	$21,429	15.5%

Real estate investments:
Property occupied by company	274	0.2%	274	0.2%
Property held for production of income	258	0.2%	258	0.2%
Property held for sale	—	0.0%	—	0.0%
Total real estate	$532	0.4%	$532	0.4%

Cash, cash equivalents and short-term investments:
Cash	391	0.3%	391	0.3%
Cash equivalents	4,571	3.3%	4,571	3.3%
Short-term investments	865	0.6%	865	0.6%
Total cash, cash equivalents and short-term investments	$5,827	4.2%	$5,827	4.2%

Policy Loans	2,943	2.1%	2,943	2.1%
Other invested assets	6,652	4.8%	6,652	4.8%
Derivatives	3,455	2.5%	3,455	2.5%
Receivables for securities	82	0.1%	82	0.1%
Securities Lending	—	0.0%	—	0.0%
Total Invested Assets	$138,645	100.0%	$138,645	100.0%

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”). Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America are presumed to be material to the 2019 financial statements and are material to the 2018 and 2017 financial statements.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 for the three years then ended, in accordance with the accounting practices prescribed or permitted by the Department described in Note 1.

Emphasis of Matters

As discussed in Note 10 to the financial statements, the Company has entered into significant transactions with Prudential Financial, Inc. and other affiliated entities, all related parties.

As discussed in Note 24 to the financial statements, the Company changed the valuation basis for disability waiver of premium reserves related to policies written in Japan in 2019 and the valuation basis for long-term care insurance policies in 2018.

Our opinion is not modified with respect to these matters.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory financial statements taken as a whole. The supplemental Annual Statement Schedule 1 - Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, and Summary Investment Schedule (collectively, the “supplemental schedules”) of the Company as of December 31, 2019 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 7, 2020

PART C:
OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number		Description of Exhibit
(a)	Board of Directors Resolution:
	(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
	(i)	Distribution Agreement between Pruco Securities LLC and The Prudential Insurance Company of America. (Note 5)
	(ii)	Agreement between Pruco Securities LLC and independent brokers with respect to the Sale of the Contracts. (Note 5)
	(iii)	Schedules of Sales Commissions. (Note 5)

(d)	Contracts:
	(i)	Variable Appreciable Life Insurance Contracts (Note 6)
	(ii)	All Riders, Endorsements, and Other Provisions (Note 6)

(e)	Application:
	(i)	Application Form. (Note 5)
	(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 5)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
	(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 12)
	(ii)	By‑laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 5)

(g)	Reinsurance Contracts.
	(i)	Agreement between Prudential and Pruco Life. (Note 3)
	(ii)	Agreement between Prudential and Pruco Life of New Jersey. (Note 3)

(h)	Participation Agreements:
	(i)	Participation Agreement between Prudential and Prudential Series Fund (Note 11)
	(ii)	Shareholder Agreement (22c-2 Agreement) between Prudential and Prudential Series Fund (Note 11)

(i)	Administrative Contracts:
	(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 7)
	(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 8)
	(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 10)

(j)	Not Applicable.

(k)	Opinion and Consent of Jordan K. Thomsen, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii) Powers of Attorney: R. Axel, T. Baltimore, G. Casellas, R. Falzon, M. Hund-Mejean, K. Krapek, P. Lighte, C. Lowrey, G. Paz, S. Pianalto, C. Poon, D. Scovanner, K. Tanji, M. Todman (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e‑3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed‑benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 9)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 28 to this Registration Statement, filed April 26, 2005 on behalf of The Prudential Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 29 to this Registration Statement, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, filed April 18, 2007 on behalf of The Prudential Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 32 to this Registration Statement, filed April 21, 2009 on behalf of The Prudential Variable Appreciable Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, filed April 13, 2010 on behalf of The Prudential Variable Appreciable Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 34 to this Registration Statement, filed April 12, 2011 on behalf of The Prudential Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 20 to Form Registration No. 333-112808, filed April 7, 2014, on behalf of the Pruco Life Variable Universal Account
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 10, 2014 on behalf of The Prudential Variable Appreciable Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 28 to Form Registration No. 333-112808, filed April 7, 2015, on behalf of the Pruco Life Variable Universal Account
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 41 to Form Registration No. 033-20000, filed April 10, 2018, on behalf of the Pruco Life Variable Universal Account
(Note 12)	Incorporated by reference to Registration Statement Form S-1, Registration Statement 333-158228 filed April 27, 2009 on behalf of The Prudential Variable Contract Real Property Account.
Item 27. Directors and Officers of Prudential
The directors and officers of Prudential, listed with their principal occupations, are shown below. The principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.
DIRECTORS OF PRUDENTIAL
THOMAS J. BALTIMORE, JR.- Director. Chair, Investment Committee; Chair, Executive Committee; Chair, Risk Committee; Member, Compensation Committee. Mr. Baltimore is Chairman, President and Chief Executive Officer of Park Hotels & Resorts, Inc., and a director of AutoNation, Inc. and Park Hotels & Resorts Inc.

GILBERT F. CASELLAS- Director. Chair, Corporate Governance and Business Ethics Committee; Member, Executive Committee; Member, Risk Committee. Mr. Casellas is the former Chairman of OMNITRU.

ROBERT M. FALZON- Director. Mr. Falzon is Vice Chair of Prudential Financial, Inc. and The Prudential Insurance Company of America.

MARTINA HUND-MEJEAN- Director. Member, Audit Committee. Ms. Hund-Mejean is the former Chief Financial Officer of MasterCard Worldwide.

KARL J. KRAPEK- Director. Chair, Compensation Committee; Member, Executive Committee; Member, Risk Committee. Mr. Krapek is the former President and Chief Operating Officer, United Technologies Corporation, and a director of Northrop Grumman Corporation and Pensare Acquisition Corporation.

PETER R. LIGHTE- Director. Member, Investment Committee; Member, Corporate Governance and Business Ethics Committee. Mr. Lighte is the former Vice Chairman, J.P. Morgan Corporate Bank, China, and the founding Chairman of J.P. Morgan Chase Bank, China.

CHARLES F. LOWREY- Director. Member, Executive Committee. Mr. Lowrey is the Chairman, Chief Executive Officer and President of Prudential Financial, Inc. and The Prudential Insurance Company of America.

GEORGE PAZ- Director. Member, Audit Committee. Mr. Paz is the former Chairman and former Chief Executive Officer of Express Scripts Holding Company, and a director of Honeywell International Inc.

SANDRA PIANALTO- Director. Member, Corporate Governance and Business Ethics Committee; Member, Finance Committee. Ms. Pianalto is the former President and Chief Executive Officer of the Federal Reserve Bank of Cleveland, and a director of Eaton Corporation plc, The J.M. Smucker Company and FirstEnergy Corp.

CHRISTINE A. POON- Director. Chair, Finance Committee; Member, Investment Committee; Member, Executive Committee; Member, Risk Committee. Ms. Poon is the Executive-In-Residence at the Max M. Fisher College of Business at The Ohio State University, and a director of Koninklijke Phillips Electronics NV, Regeneron Pharmaceuticals and The Sherwin-Williams Company.

DOUGLAS A. SCOVANNER- Director. Chair, Audit Committee; Member, Executive Committee; Member, Risk Committee. Mr. Scovanner is the Founder and Managing Member of Comprehensive Financial Strategies, LLC.

MICHAEL A. TODMAN- Director. Member, Compensation Committee; Member, Finance Committee. Mr Todman is former Vice Chairman of Whirlpool Corporation, and a director of Brown-Forman Corporation and Newell Brands.

PRINCIPAL OFFICERS
CHARLES F. LOWREY- Chairman, President and Chief Executive Officer, Prudential.
ROBERT M. FALZON- Vice Chair, Prudential.
LUCIEN A. ALZIARI- Executive Vice President and Chief Human Resources Officer, Prudential.
STACEY GOODMAN- Executive Vice President and Chief Information Officer, Prudential.
TIMOTHY P. HARRIS- Executive Vice President and General Counsel, Prudential.
SCOTT G. SLEYSTER- Executive Vice President, Head of International Businesses, Prudential.
ANDREW F. SULLIVAN- Executive Vice President, Head of U.S. Businesses, Prudential.
KENNETH Y. TANJI- Executive Vice President and Chief Financial Officer, Prudential.
NAVEEN AGARWAL- Senior Vice President and Chief Marketing Officer, Prudential.
DARIN A. ARITA- Senior Vice President, Investor Relations, Prudential.
ROBERT D. AXEL- Senior Vice President, Principal Accounting Officer and Controller, Prudential.

JOSEPH D. EMANUEL- Senior Vice President, Chief Ethics and Compliance Officer, Prudential.
CAROLINE A. FEENEY- Senior Vice President, Prudential.
ALAN M. FINKELSTEIN- Senior Vice President, Prudential.
MARGARET M. FORAN- Senior Vice President, Corporate Secretary, Chief Governance Officer, Prudential.
YANELA C. FRIAS- Senior Vice President, Prudential.
SALENE HITCHCOCK-GEAR- Senior Vice President, Prudential.
RICHARD G. HUMMERS- Senior Vice President, Prudential.
BERNARD J. JACOB- Senior Vice President, Prudential.
JOHN J. KALAMARIDES- Senior Vice President, Prudential.
ANN M. KAPPLER- Senior Vice President, Deputy General Counsel, Prudential.
WILLIAM J. MARSH- Senior Vice President, Prudential.
NANDINI MONGIA- Senior Vice President, Treasurer, Prudential.
LATA N. REDDY- Senior Vice President, Prudential.
JAMES J. SHEA- Senior Vice President, Prudential.
NICHOLAS C. SILITCH- Senior Vice President, Chief Risk Officer, Prudential.
KEVIN SIMONS- Senior Vice President, Chief Auditor, Prudential.
TIMOTHY L. SCHMIDT- Senior Vice President, Chief Investment Officer, Prudential.
ANTHONY F. TORRE- Senior Vice President, Prudential.
DYLAN J. TYSON- Senior Vice President, Prudential.
GEORGE P. WALDECK- Senior Vice President, Prudential.
CANDACE J. WOODS- Senior Vice President and Chief Actuary, Prudential.
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Prudential Insurance Company of America, a life insurance company organized under the laws of New Jersey, is an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.
Item 29. Indemnification
The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.
New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 21, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Appreciable Account.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriters
(a) Pruco Securities, LLC ("Pruco Securities"), an indirect wholly‑owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities's principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:
Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker‑dealers authorized by Pruco Securities and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Pruco Securities”)

Name and Principal Business Address	Position and Office with Pruco Securities
Salene Hitchcock-Gear (Note 1)	Chairman of the Board, Manager
Michael S. Absher (Note 8)	Manager
Brian A. Barnard (Note 3)	Treasurer
Robert Begun (Note 4)	Vice President, Chief Supervising Officer, Principal Operations Officer
Kevin M. Brayton (Note 5)	Vice President, Manager
Jaye Brazicki (Note 1)	Assistant Secretary
John M. Cafiero (Note 2)	Assistant Secretary
David S. Campen (Note 3)	Assistant Controller
Dexter M. Feliciano (Note 1)	Chief Operating Officer
Anthony M. Fontano (Note 1)	Vice President, Manager
Peter C. Gayle (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 1)	President, Manager

Bradford O. Hearn (Note 1)	Manager
Kathleen C. Hoffman (Note 3)	Assistant Treasurer
Hasan Ibrahim (Note 1)	Vice President, Chief Legal Officer, Assistant Secretary
John F. Keenan (Note 6)	Vice President
Milton T. Landes (Note 1)	Vice President
Aismara J. Casanova (Note 1)	Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Charles M. O'Donnell (Note 1)	Vice President
Maggie Palen (Note 2)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Charles H. Smith (Note 3)	Anti-Money Laundering Officer
Robert P. Smit (Note 3)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer
Michele E. Talafha (Note 7)	Assistant Vice President
Jordan K. Thomsen (Note 3)	Assistant Secretary
William Wilcox (Note 1)	Vice President
Frank Ingraham (Note 1)	Vice President, Chief Compliance Officer

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 200 Wood Avenue South, Iselin, NJ 08830
(Note 5) 280 Trumbull Street, 1 Commercial Plaza, Hartford, CT 06103
(Note 6) 655 Broad Street, Newark, NJ 07102
(Note 7) NY Virtual Office
(Note 8) NC Virtual Office

(c) Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,809,798 in 2019, $2,211,393 in 2018, and $2,855,401 in 2017. Pruco Securities offers the Contract on a continuous basis.
The sum of the chart below is $281,884,788, which represents Pruco Securities’ total 2019 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Pruco Securities during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Pruco Securities	$94,229,852	$-0-	$187,654,936	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
Item 31. Location of Accounts and Records
The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102-3777.
The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.
Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.
Item 32. Management Services
Not Applicable.
Item 33. Representation of Reasonableness of Fees
The Prudential Insurance Company of America (“Prudential”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 13th day of April, 2020.
(Seal)

The Prudential Variable Appreciable Account
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

By:	/s/ Jordan K. Thomsen
Jordan K. Thomsen
Vice President and Corporate Counsel
Pursuant to the requirements of the Securities Act of 1933, this Post‑Effective Amendment No. 42 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 13th day of April, 2020.

Signature and Title

/s/ *
Charles F. Lowrey
President, CEO, Chairman of the Board and Director

/s/ *
Robert M. Falzon	*By:	/s/ Jordan K. Thomsen
Vice Chairman and Director		Jordan K. Thomsen
(Attorney-in-Fact)
/s/ *
Thomas J. Baltimore
Director

/s/ *
Gilbert F. Casellas
Director

/s/ *
Martina Hund-Mejean
Director

/s/ *
Karl J. Krapek
Director

/s/ *
Peter R. Lighte
Director
	*By:	/s/ Jordan K. Thomsen
/s/ *		Jordan K. Thomsen
George Paz		(Attorney-in-Fact)
Director

/s/ *
Sandra Pianalto
Director

/s/ *
Christine A. Poon
Director

/s/ *
Douglas A. Scovanner
Director

/s/ *
Michael A. Todman
Director

EXHIBIT INDEX

Item 26.
(k) Legal Opinion and Consent:		Opinion and Consent of Jordan K. Thomsen, Esq., as to the legality of the securities being registered.
(n) Other Opinions:	(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
	(ii)	Powers of Attorney: R. Axel, T. Baltimore, G. Casellas, R. Falzon, M. Hund-Mejean, K. Krapek, P. Lighte, C. Lowrey, G. Paz, S. Pianalto, C. Poon, D. Scovanner, K. Tanji, M. Todman